UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-CSR
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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-4325

FIRST INVESTORS LIFE SERIES FUNDS
(Exact name of registrant as specified in charter)

40 Wall Street
New York, NY 10005
(Address of principal executive offices) (Zip code)

Joseph I. Benedek
First Investors Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837-3620
(Name and address of agent for service)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
1-212-858-8000

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: DECEMBER 31, 2014

Item 1. Reports to Stockholders

The annual report to stockholders follows

First Investors

2014 ANNUAL REPORT

LIFE SERIES FUNDS

- Cash Management
- Equity Income
- Fund For Income
- Government
- Growth & Income
- International
- Investment Grade
- Limited Duration High Quality Bond
- Opportunity
- Select Growth
- Special Situations
- Target Maturity 2015
- Total Return

December 31, 2014

FOREWORD

This report is for the information of the shareholders of the Funds. It is the policy of each Fund described in this report to mail only one copy of a Fund’s prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name and have invested in a Fund covered by the same document. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837-3620 or calling us at 1-800-423-4026.

The views expressed in the portfolio manager letters reflect those views of the portfolio managers only through the end of the period covered. Any such views are subject to change at any time based upon market or other conditions and we disclaim any responsibility to update such views. These views may not be relied on as investment advice.

You may obtain a free prospectus for any of the Funds by contacting your representative, calling 1-800-423-4026, writing to us at the following address: First Investors Corporation, 40 Wall Street, New York, NY 10005, or by visiting our website at www.firstinvestors.com. You should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus contains this and other information about the Fund, and should be read carefully before investing.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Cash Management Fund seeks to preserve a net asset value at $1.00 per share, it is possible to lose money by investing in it, just as it is possible to lose money by investing in any of the other Funds. Past performance is no guarantee of future results.

A Statement of Additional Information (“SAI”) for any of the Funds may also be obtained, without charge, upon request by calling 1-800-423-4026, writing to us at our address or by visiting our website listed above. The SAI contains more detailed information about the Funds, including information about their Trustees.

Portfolio Manager’s Letter
CASH MANAGEMENT FUND

Dear Investor:

I’m pleased to send you the First Investors Life Cash Management Fund annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 0.0%. The Fund maintained a $1.00 net asset value per share throughout the year.

Economic Overview and Market Summary

The U.S. economy grew at approximately 2.5% during 2014, with growth accelerating in the second half of the year. Of note, the unemployment rate fell from 6.7% to 5.6%, its lowest level since 2008, as the economy created the most jobs in fifteen years. This good news was tempered by a continued decline in the labor force participation rate (i.e., the percentage of the population participating in the labor force) and anemic wage growth. Inflation was subdued with consumer prices increasing only 0.8%, compared to 1.5% in 2013, in part due to the decline in energy prices during the fourth quarter.

The improvement in the economy and labor market allowed the Federal Reserve (the “Fed”) to conclude its bond buying program — part of its effort to stimulate growth by lowering interest rates — in October. As well, the Fed remained on course to begin raising the federal funds rate in the second half of 2015, although low inflation (below the Fed’s 2% target) and international developments could delay rate hikes.

Long-term U.S. interest rates moved sharply lower throughout the review period, despite a strong consensus at the beginning of the year that rates would continue to rise. The move down in long-term yields reflected a number of factors: slower than expected global growth (especially in Europe), very low foreign interest rates, geopolitical events (e.g., Ukraine, Gaza, ISIS, Ebola) that supported “flight-to-safety” flows into the U.S. bond market, investors’ belief that the upcoming Fed tightening cycle would be more limited than in the past, and deflationary fears which were exacerbated by the collapse in oil prices. For the year, the benchmark 10-year U.S. Treasury note yield fell from 3.03%, a two-and-a-half year high, to 2.17%.

The broad U.S. bond market returned 6.3% during the review period, according to Bank of America Merrill Lynch. In particular, long-term bonds had very strong returns as interest rates fell and bond prices rose (interest rates, or yields, and bond prices have an inverse relationship; bond prices rise as interest rates fall). Notably, Treasury securities with maturities longer than ten years gained over 24%.

Returns varied by sector. Investment-grade corporate bonds gained 7.5% as the benefit of lower interest rates offset the negative impact of wider spreads. Mortgage-backed securities and the broad Treasury market returned 6.1% and 6%, respectively. High yield bonds lagged the broad bond market, gaining 2.5% as spreads widened. Non-U.S. government bonds also underperformed the broad market, returning 1.1%, as the substantial appreciation of the U.S. Dollar offset gains from lower interest rates. Money market returns continued to be essentially flat, reflecting the Fed’s continuation of very easy monetary policy.

1

Portfolio Manager’s Letter (continued)
CASH MANAGEMENT FUND

Review of Money Markets

Yields on money market funds and the instruments that they invest in have remained at record lows, essentially where they have been for the last few years. The Federal Reserve has had an extremely accommodative interest rate policy since late 2008 and has illustrated a willingness to maintain extraordinarily low short-term interest rates until economic conditions improve. While market expectations have varied on when this may occur, the consensus is that the current policy will remain through at least the middle of 2015. Despite the very low returns that money market funds currently offer, they remain an important part of many investment strategies, as evidenced by the approximately $2.5 trillion dollars invested in the category industrywide.

On July 23, 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules under the Investment Company Act of 1940 that govern money market funds. There is a transition period extending until October 2016 for the most significant changes, with shorter transition periods for other changes. These changes will impact all SEC-registered money market funds, including the Fund, although they will impact different types of funds in different ways. First Investors Management Company, Inc. (“FIMCO”), the Fund’s investment adviser, is analyzing the impact of these changes and we will communicate to shareholders as the Fund transitions into compliance with the new laws.

FIMCO expects the yield to shareholders will remain near zero for the foreseeable future based on the outlook for short-term interest rates. To avoid a negative yield to its shareholders, FIMCO has absorbed expenses to the Fund and has waived its management fee during the period.

There can be no assurance that the Fund will be able to maintain a stable net-asset value of $1.00 per share. Money market mutual funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

2

Understanding Your Fund’s Expenses (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 in each Fund at the beginning of the period, July 1, 2014, and held for the entire six-month period ended December 31, 2014. The calculations assume that no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expense Example:

These amounts help you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid during the period.

To estimate the expenses you paid on your account during this period simply divide your ending account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period”.

Hypothetical Expense Example:

These amounts provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical expense example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

3

Fund Expenses (unaudited)
CASH MANAGEMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$1,000.00	$0.40
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,024.81	$0.41

*	Expenses are equal to the annualized expense ratio of .08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived and/or assumed.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

4

Portfolio of Investments
CASH MANAGEMENT FUND
December 31, 2014

Principal		Interest
Amount	Security	Rate	*	Value
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—81.7%
	Fannie Mae:
$400M	1/12/2015	0.06%		$ 399,993
345M	1/14/2015	0.11		344,987
500M	1/20/2015	0.06		499,985
520M	3/16/2015	0.11		519,882
500M	4/22/2015	0.11		499,830
	Federal Home Loan Bank:
400M	1/20/2015	0.07		399,985
370M	1/29/2015	0.09		369,974
400M	2/9/2015	0.07		399,970
300M	2/20/2015	0.07		299,971
400M	2/20/2015	0.08		399,956
400M	3/13/2015	0.10		399,921
400M	3/13/2015	0.14		399,890
	Freddie Mac:
600M	2/2/2015	0.09		599,952
400M	2/3/2015	0.06		399,978
467M	2/9/2015	0.09		466,957
400M	2/11/2015	0.11		399,950
300M	2/13/2015	0.11		299,961
350M	3/17/2015	0.07		349,953
700M	4/21/2015	0.12		699,743
Total Value of U.S. Government Agency Obligations (cost $8,150,838)				8,150,838
	VARIABLE AND FLOATING RATE NOTES—18.0%
	Federal Home Loan Bank:
500M	2/3/2015	0.10		500,007
400M	4/16/2015	0.12		400,018
400M	Mississippi Business Finance Corp.
	(Chevron USA, Inc.), 12/1/2030	0.03		400,000
	Valdez, Alaska Marine Terminal Rev.:
300M	Exxon Pipeline Co. Project B 12/1/2033	0.02		300,000
200M	Exxon Pipeline Co. Project C 12/1/2033	0.02		200,000
Total Value of Variable and Floating Rate Notes (cost $1,800,025)				1,800,025

5

Portfolio of Investments (continued)
CASH MANAGEMENT FUND
December 31, 2014

Principal			Interest
Amount	Security		Rate	*	Value
	CORPORATE NOTES—10.0%
$500M	Coca-Cola Co., 3/11/2015 (a)		0.15%		$ 499,856
500M	Procter & Gamble Co., 3/17/2015 (a)		0.12		499,875
Total Value of Corporate Notes (cost $999,731)					999,731

	SHORT-TERM U.S. GOVERNMENT
	OBLIGATIONS—4.0%
400M	U.S. Treasury Bills, 2/26/2015 (cost $399,987)		0.02		399,987
Total Value of Investments (cost $11,350,581)**		113.7%			11,350,581
Excess of Liabilities Over Other Assets		(13.7)			(1,373,047)

Net Assets		100.0%			$ 9,977,534

*	The interest rates shown are the effective rates at the time of purchase by the Fund. The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2014.

**	Aggregate cost for federal income tax purposes is the same.

(a)	Security exempt from registration under Section 4(2) of the Securities Act of 1933 (see Note 5).

6

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency
Obligations	$—	$8,150,838	$—	$8,150,838
Variable and Floating Rate Notes:
U.S. Government Agency
Obligations	—	900,025	—	900,025
Municipal Bonds	—	900,000	—	900,000
Corporate Notes	—	999,731	—	999,731
Short-Term U.S. Government
Obligations	—	399,987	—	399,987
Total Investments in Securities	$—	$11,350,581	$—	$11,350,581

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	7

Portfolio Manager’s Letter
EQUITY INCOME FUND

Dear Investor:

I’m pleased to send you the First Investors Life Equity Income Fund annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 8.26%, including dividends of 35.6 cents per share and capital gains of 86.7 cents per share.

Fund Review and Performance Attribution

The Fund primarily invests in dividend-paying stocks. With interest rates moving lower over the year, the Fund’s high yielding stocks performed very well, as investors sought the relatively attractive income opportunities of dividend-paying equities. On a relative basis, the Fund outperformed the high dividend-yielding components in the Fund’s benchmark, the S&P 500 Index. The fund underperformed the S&P 500, which gained 13.69% during the period, due to strong returns in non-dividend-paying large-cap stocks. This occurred primarily within the technology sector, which had a very strong year. The Fund was also disadvantaged in its small-cap weighting relative to the benchmark; the S&P 500 has virtually no small-cap allocations, whereas the Fund has a healthy allocation to small-caps, which underperformed both large and mid-cap stocks this year.

The Fund’s absolute performance is attributable to positive stock selection in the healthcare and technology sectors. Fund holding Actavis has been on an acquisition spree over the past year, and the acquired earnings and cash flow have led to healthy stock returns. The Fund acquired the stock when a previous holding, Warner Chilcott, was bought by Actavis in an all-stock deal. In February, Actavis acquired Forest Laboratories in a highly accretive deal that should add to earnings growth with new products and higher cost savings. AbbVie, a global pharmaceutical company, performed extremely well, with their new drug for the treatment of Hepatitis-C just recently launched and its established Humira drug expected to hit sales of $15 billion in the next few years. Another fund holding in the sector, Covidien, was recently acquired by Medtronic at a very nice premium. It is expected that Medtronic will integrate Covidien’s medical supply and device business into their own, which should in turn produce very good earnings for Medtronic, now a holding of the fund.

In technology, Avago Technologies also had a great year, as they have increased their content on the new iPhone as well as made several acquisitions to complement their core organic growth. Intel surprised many investors this year with its strong performance. With the growth of tablets and iPads, many thought the PC was a thing of the past, but a corporate upgrade cycle has brought PC demand above expectations, benefitting semiconductor makers such as Intel. Growth in servers that power cloud-based technologies has also far exceeded market expectations, contributing to the company’s performance.

On a relative basis, the fund outperformed the benchmark in the consumer discretionary and utilities sectors, and underperformed the benchmark in the technology and industrials sectors.

8

While Apple performed well on an absolute basis, it was an area of underperformance on a relative basis compared to the S&P 500. The current weighting for Apple in the S&P 500 is over 3% and, therefore, caused a significant relative underperformance for the Fund.

The Fund also underperformed in the technology sector because of its investment strategy of investing primarily in dividend-paying stocks, which meant it did not participate in the strong stock performance of Google and/or Facebook, which were strong contributors to the benchmark’s performance but do not pay a dividend.

In industrials, Equity Income’s small- and mid-cap names did not perform to expectations. ADT, the home security provider, suffered from higher-than-expected turnover of customers, sales disruptions and some higher costs, as installation of new products had a longer learning curve for their installation crews. With the higher margins offered by the new products and the sales disruptions likely behind them, we feel the business is stabilizing and should offer healthy returns with a nice dividend yield going forward.

In the consumer discretionary sector, the Fund had a strong year and great returns from Hanesbrands. The apparel maker recently closed on two acquisitions that provide them with significant runway for future earnings growth and good free cash flow. They acquired Maidenform, which had strong brands but a poor cost structure, and DB Apparel, which gave them a much-needed gateway into Europe. Both companies offer Hanesbrands significant synergies, as they should be able to improve margins using Hanesbrands’ best in class manufacturing, distribution and technology. Hanesbrands also raised the dividend by 50% this year, and we expect more dividend growth as the cash flow from these acquisitions continues to grow.

As we look forward, dividend-paying stocks should be a focus for any investor. Dividend-paying stocks tend to outperform non-dividend-paying stocks when interest rates are either rising or falling. If we look at stock returns since the 1970’s, dividend-paying stocks have outperformed the S&P 500 Index. The Fund is focused on identifying stocks that should provide not only yield and stability, but dividend growth and appreciation too.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

9

Fund Expenses (unaudited)
EQUITY INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$1,017.68	$4.07
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.18	$4.08

*	Expenses are equal to the annualized expense ratio of .80%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

10

Cumulative Performance Information (unaudited)
EQUITY INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Equity Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Equity Income Fund beginning 12/31/04 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

11

Portfolio of Investments
EQUITY INCOME FUND
December 31, 2014

Shares	Security	Value
	COMMON STOCKS—92.6%
	Consumer Discretionary—10.6%
5,680	BorgWarner, Inc.	$ 312,116
4,887	CBS Corporation – Class “B”	270,447
26,150	Comcast Corporation – Special Shares “A”	1,505,325
15,100	CST Brands, Inc.	658,511
9,500	Delphi Automotive, PLC	690,840
18,950	Ford Motor Company	293,725
9,500	Hanesbrands, Inc.	1,060,390
7,650	Harman International Industries, Inc.	816,331
8,050	Home Depot, Inc.	845,008
8,550	Lear Corporation	838,584
6,900	McDonald’s Corporation	646,530
15,600	Newell Rubbermaid, Inc.	594,204
41,500	Regal Entertainment Group – Class “A”	886,440
12,716	Time Warner, Inc.	1,086,201
5,800	Tupperware Brands Corporation	365,400
5,000	Walt Disney Company	470,950
1,500	Whirlpool Corporation	290,610
		11,631,612
	Consumer Staples—9.5%
37,800	Altria Group, Inc.	1,862,406
12,200	Coca-Cola Company	515,084
14,600	CVS Health Corporation	1,406,126
3,700	Dr. Pepper Snapple Group, Inc.	265,216
4,500	Kimberly-Clark Corporation	519,930
15,766	Kraft Foods Group, Inc.	987,898
12,700	Nu Skin Enterprises, Inc. – Class “A”	554,990
12,000	PepsiCo, Inc.	1,134,720
16,500	Philip Morris International, Inc.	1,343,925
13,700	Procter & Gamble Company	1,247,933
6,500	Wal-Mart Stores, Inc.	558,220
		10,396,448
	Energy—8.2%
15,100	Chevron Corporation	1,693,918
19,250	ConocoPhillips	1,329,405
9,100	Devon Energy Corporation	557,011
16,200	Enable Midstream Partners, LP	314,118
6,200	Ensco, PLC – Class “A”	185,690
9,000	ExxonMobil Corporation	832,050

12

Shares		Security	Value
		Energy (continued)
13,200		Halliburton Company	$ 519,156
22,600		Marathon Oil Corporation	639,354
6,200		Marathon Petroleum Corporation	559,612
12,200		Occidental Petroleum Corporation	983,442
12,500		Royal Dutch Shell, PLC – Class “A” (ADR)	836,875
16,300		Suncor Energy, Inc.	518,014
			8,968,645
		Financials—18.2%
10,000		ACE, Ltd.	1,148,800
8,550		American Express Company	795,492
3,150		Ameriprise Financial, Inc.	416,587
23,250		Berkshire Hills Bancorp, Inc.	619,845
37,300		Brixmor Property Group, Inc. (REIT)	926,532
6,372		Chubb Corporation	659,311
12,350		Discover Financial Services	808,801
52,070		Financial Select Sector SPDR Fund (ETF)	1,287,691
10,500		Invesco, Ltd.	414,960
13,300		iShares S&P U.S. Preferred Stock Index Fund (ETF)	524,552
31,800		JPMorgan Chase & Company	1,990,044
28,500		MetLife, Inc.	1,541,565
16,700		Oritani Financial Corporation	257,180
24,410		Outfront Media, Inc.	655,164
10,000		PNC Financial Services Group, Inc.	912,300
10,400		Protective Life Corporation	724,360
10,800		Select Income REIT (REIT)	263,628
3,100		SPDR S&P 500 ETF Trust (ETF)	637,050
47,300		Sterling Bancorp	680,174
5,400		Travelers Companies, Inc.	571,590
19,500		U.S. Bancorp	876,525
26,300		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	575,444
48,700		Washington Prime Group, Inc. (REIT)	838,614
32,800		Wells Fargo & Company	1,798,096
			19,924,305
		Health Care—13.8%
8,200		Abbott Laboratories	369,164
21,000		AbbVie, Inc.	1,374,240
3,370	*	Actavis, PLC	867,472
13,300		Baxter International, Inc.	974,757
9,950		Covidien, PLC	1,017,686

13

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2014

Shares		Security	Value
		Health Care (continued)
8,150		GlaxoSmithKline, PLC (ADR)	$ 348,331
18,250		Johnson & Johnson	1,908,402
4,210		McKesson Corporation	873,912
36,920		Merck & Company, Inc.	2,096,687
12,300		Omnicare, Inc.	897,039
3,050		Perrigo Company, PLC	509,838
76,285		Pfizer, Inc.	2,376,278
5,600	*	Prestige Brands Holdings, Inc.	194,432
4,950		Thermo Fisher Scientific, Inc.	620,186
15,690		Zoetis, Inc.	675,141
			15,103,565
		Industrials—10.5%
5,400		3M Company	887,328
9,900		A.O. Smith Corporation	558,459
19,261		ADT Corporation	697,826
9,100		Altra Industrial Motion Corporation	258,349
5,800		Eaton Corporation, PLC	394,168
3,800		G&K Services, Inc. – Class “A”	269,230
5,750	*	Generac Holdings, Inc.	268,870
3,400		General Dynamics Corporation	467,908
74,130		General Electric Company	1,873,265
9,600		Greenbrier Companies, Inc.	515,808
11,800		Honeywell International, Inc.	1,179,056
17,250		ITT Corporation	697,935
9,200		Kforce, Inc.	221,996
2,500		Lockheed Martin Corporation	481,425
3,850		Snap-On, Inc.	526,449
12,125		Tyco International, PLC	531,803
6,100		United Parcel Service, Inc. – Class “B”	678,137
9,000		United Technologies Corporation	1,035,000
			11,543,012
		Information Technology—10.3%
13,290		Apple, Inc.	1,466,950
4,150		Automatic Data Processing, Inc.	345,986
6,600		Avago Technologies, Ltd.	663,894
55,300		Cisco Systems, Inc.	1,538,169
17,300		EMC Corporation	514,502
50,000		Intel Corporation	1,814,500
13,550		Intersil Corporation – Class “A”	196,068

14

Shares	Security	Value
	Information Technology (continued)
11,600	Juniper Networks, Inc.	$ 258,912
27,200	Mentor Graphics Corporation	596,224
14,600	Methode Electronics, Inc.	533,046
7,600	Microchip Technology, Inc.	342,836
41,550	Microsoft Corporation	1,929,997
8,100	QUALCOMM, Inc.	602,073
7,350	TE Connectivity, Ltd.	464,888
		11,268,045
	Materials—3.8%
5,200	Cytec Industries, Inc.	240,084
18,350	Dow Chemical Company	836,943
12,790	DuPont (E.I.) de Nemours & Company	945,693
16,350	Freeport-McMoRan Copper & Gold, Inc.	381,936
16,300	International Paper Company	873,354
8,300	LyondellBasell Industries NV – Class “A”	658,937
3,700	Westlake Chemical Corporation	226,033
		4,162,980
	Telecommunication Services—2.8%
35,610	AT&T, Inc.	1,196,140
41,100	Verizon Communications, Inc.	1,922,658
		3,118,798
	Utilities—4.9%
12,250	American Electric Power Company, Inc.	743,820
7,550	Dominion Resources, Inc.	580,595
6,600	Duke Energy Corporation	551,364
5,700	NextEra Energy, Inc.	605,853
18,150	NiSource, Inc.	769,923
13,100	Portland General Electric Company	495,573
25,600	PPL Corporation	930,048
14,400	Vectren Corporation	665,712
		5,342,888
Total Value of Common Stocks (cost $71,254,494)		101,460,298

15

Portfolio of Investments (continued)
EQUITY INCOME FUND
December 31, 2014

Shares or
Principal
Amount	Security	Value
	PREFERRED STOCKS—.7%
	Financials
11,400	Digital Realty Trust, Inc., Series G, 5.875%, 2049 (REIT)	$ 262,428
9,000	Urstadt Biddle Properties, Inc., Series F, 7.125%, 2049 (REIT)	234,000
11,000	Urstadt Biddle Properties, Inc., Series G, 6.75%, 2049 (REIT)	285,065
Total Value of Preferred Stocks (cost $782,929)		781,493
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—5.5%
$ 1,000M	Fannie Mae, 0.02%, 1/20/2015	999,989
5,000M	Federal Home Loan Bank, 0.05%, 1/13/2015	4,999,917
Total Value of Short-Term U.S. Government Agency Obligations (cost $5,999,906)		5,999,906
Total Value of Investments (cost $78,037,329)	98.8%	108,241,697
Other Assets, Less Liabilities	1.2	1,299,843
Net Assets	100.0%	$109,541,540

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

16

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$101,460,298	$—	$—	$101,460,298
Preferred Stocks	781,493	—	—	781,493
Short-Term U.S. Government
Agency Obligations	—	5,999,906	—	5,999,906
Total Investments in Securities*	$102,241,791	$5,999,906	$—	$108,241,697

*	The Portfolio of Investments provides information on the industry categorization for common stocks and preferred stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	17

Portfolio Manager’s Letter
FUND FOR INCOME

Dear Investor:

I’m pleased to send you the First Investors Life Fund For Income annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 0.79%, including dividends of 36.9 cents per share.

Economic Overview and Market Summary

2014 was a challenging year in the high yield corporate credit market. The second half of the year proved particularly difficult for active managers as volatility increased and investors favored higher quality credit. Within high yield, investors often worry that flagging credit quality could be a source of market stress. For the most part, however, 2014’s high yield market volatility did not result from widespread credit weakness, but rather from two larger macroeconomic trends. First, in U.S. fixed income, investors strongly favored U.S. Treasuries during the review period. As global investors rushed into U.S. Treasuries, pushing interest rates down and prices up, interest rate-sensitive paper — including longer-duration, higher-rated corporate credit — performed strongly. This trend was exacerbated as the U.S. Dollar strengthened, increasing the U.S. Treasury market’s status as a safe haven, and forcing 10-year Treasury rates to drop. High yield paper, which is more credit-sensitive than interest rate-sensitive, did not benefit as much from this trend. Second, the 50% decline in the price of oil over the second half of the year, and especially the dramatic drop in the fourth quarter, negatively impacted the U.S. high yield market, which is significantly exposed to energy companies. While the high yield market finished the year with a modest positive return, overall performance was constrained as energy credits faced heavy selling by investors, often without careful discrimination among energy company balance sheets or business models.

Fund Review and Performance Attribution

In this difficult environment, the Fund underperformed its benchmark, the Bank of America Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index, which returned 3.48%. During the first half of the year, the fund underperformed most notably as a result of its relatively shorter duration and resulting underexposure to interest rate risk. As described above, investors rewarded interest rate risk in 2014, a trend that we believe is unlikely to repeat in 2015 should interest rates begin to rise. Indeed, we believe that getting credit analysis right is the most important factor in generating attractive risk-adjusted returns in high yield over the long-term. We typically prefer, therefore, credit risk to interest rate risk in the portfolio and continue to position the Fund accordingly.

As we shifted to the final quarter, the Fund underperformed the benchmark primarily through its significant exposure to the energy sector. Prices for the Fund’s energy

18

sector holdings traded off in the market indiscriminately, as the sector was broadly hit by investor fear and uncertainty. It is worthwhile to note that the portfolio did not experience any credit defaults or permanent credit impairments in its holdings in 2014. Secondarily, the Fund underperformed at the year’s close due to its positions in the metals and mining sector. Slowing global growth outside the U.S. pressured not only oil prices, but commodity prices more broadly. Our overweighting to this weak-performing sector, therefore, hurt returns, even though we outperformed the market on a credit selection basis.

As of year-end, the U.S. high yield market delivered an attractive yield over U.S. Treasury investments and featured relatively appealing yields of 5.9%. Default rates in 2014 were relatively low compared with long-term averages. This was especially so when removing the market’s largest default, TXU, which was widely anticipated and priced into the market for some time, from the calculation. The Fund had no holdings in TXU during the period.

So, what does this mean for the year ahead? Firstly, the spread over interest rates should continue to provide a background that is favorable for corporate credit. Secondly, the corporate credit markets, in our view, remain in good shape. Although some higher-cost energy producers could struggle, meaningful energy-related defaults would likely only occur if low commodity prices persisted for some time. We think US default rates in 2015 will likely remain very low, probably below 2%. Taking these together, spreads are above long-term averages and defaults are likely to be below long-term averages. Corporate balance sheets continue to be strong and there is a general lack of refinancing need for several years. These technical dynamics and fundamental characteristics should help produce attractive returns. A gradually improving US economy should be favorable for corporate cash flows and could help offset the expected modest increase in interest rates in the latter half of the year.

With all that said, it is necessary to caveat our calls for 2015 by noting that the market consensus about interest rates, oil prices, and other economic factors were incorrect in 2014. We believe that 2015 will continue to be influenced by macro factors such as central bank policy, the direction of oil prices, and other macroeconomic factors that may be difficult to predict. We believe investors in high yield are well-served over the long-term by focusing on investing in carefully-selected companies that can repay what they have borrowed under a wide range of market conditions and macroeconomic scenarios. Disciplined selection is not likely to lead to outperformance in the market’s most speculative phases, nor does it make a portfolio immune to the pain of shorter-term price jostling as we experienced in 2014, but it should lead to attractive returns throughout a market cycle. We think that 2015 is likely to offer some of the volatility that emerged at the end of 2014. This means that there could be times when investors swing between risk-on and risk-off postures, potentially

19

Portfolio Manager’s Letter (continued)
FUND FOR INCOME

sending high yield prices up and down for largely technical reasons, rather than for reasons of fundamental valuation. While such technically induced corrections can be uncomfortable for short-term investors, we believe they present long-term investors with opportunities to invest in the debt of creditworthy companies at attractive yields and prices. Short-term market swings will ultimately matter much less to investors than being paid interest and principal.

Within the energy sector, we see discomfort likely extending through the first half of the year, as it will take some time to bring supply and demand back into a more profitable balance for oil and gas producers. That said, low energy prices can benefit a number of high yield companies in other industries. Those opportunities should neither be overlooked, nor expected to last long, requiring careful active management.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

20

Fund Expenses (unaudited)
FUND FOR INCOME

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$965.98	$4.16
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.98	$4.28

*	Expenses are equal to the annualized expense ratio of .84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

21

Cumulative Performance Information (unaudited)
FUND FOR INCOME

Comparison of change in value of $10,000 investment in the First Investors Life Series Fund For Income and the Bank of America (“BofA”) Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index.

The graph compares a $10,000 investment in the First Investors Life Series Fund For Income beginning 12/31/04 with a theoretical investment in the BofA Merrill Lynch BB-B U.S. Cash Pay High Yield Constrained Index (the “Index”). The Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds in which the Fund primarily invests pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. Index figures from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

22

Portfolio of Investments
FUND FOR INCOME
December 31, 2014

Principal
Amount	Security	Value
	CORPORATE BONDS—89.1%
	Aerospace/Defense—.6%
$100M	Huntington Ingalls Industries, Inc., 5%, 12/15/2021 (a)	$ 101,875
475M	Meccanica Holdings USA, Inc., 6.25%, 7/15/2019 (a)	520,125
		622,000
	Automotive—3.0%
	American Axle & Manufacturing, Inc.:
400M	6.25%, 3/15/2021	422,000
250M	6.625%, 10/15/2022	266,250
175M	Asbury Automotive Group, Inc., 6%, 12/15/2024 (a)	178,500
	General Motors Co.:
200M	6.25%, 10/2/2043	239,920
100M	5.2%, 4/1/2045	105,750
650M	Gestamp Funding Luxembourg SA, 5.625%, 5/31/2020 (a)	659,750
	Hertz Corp.:
300M	5.875%, 10/15/2020	303,750
25M	6.25%, 10/15/2022	25,375
	Oshkosh Corp.:
375M	8.5%, 3/1/2020	394,688
75M	5.375%, 3/1/2022	76,875
325M	Schaeffler Finance BV, 4.75%, 5/15/2021 (a)	326,625
		2,999,483
	Building Materials—1.5%
	Building Materials Corp.:
100M	6.75%, 5/1/2021 (a)	106,000
275M	5.375%, 11/15/2024 (a)	275,687
200M	Cemex Finance, LLC, 9.375%, 10/12/2022 (a)	224,000
200M	Cemex SAB de CV, 9.5%, 6/15/2018 (a)	219,000
425M	Griffon Corp., 5.25%, 3/1/2022	399,500
232M	USG Corp., 5.875%, 11/1/2021 (a)	235,480
		1,459,667
	Chemicals—1.0%
250M	Rayonier AM Products, Inc., 5.5%, 6/1/2024 (a)	206,563
575M	TPC Group, Inc., 8.75%, 12/15/2020 (a)	562,063
	W.R. Grace & Co.:
175M	5.125%, 10/1/2021 (a)	179,812
75M	5.625%, 10/1/2024 (a)	78,469
		1,026,907

23

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2014

Principal
Amount	Security	Value
	Consumer Non-Durables—2.5%
	Levi Strauss & Co.:
$350M	7.625%, 5/15/2020	$ 369,250
375M	6.875%, 5/1/2022	405,000
	Reynolds Group Issuer, Inc.:
400M	7.125%, 4/15/2019	414,500
775M	5.75%, 10/15/2020	798,250
	Spectrum Brands Escrow Corp.:
300M	6.375%, 11/15/2020	314,250
175M	6.625%, 11/15/2022	185,938
		2,487,188
	Energy—13.6%
	AmeriGas Finance, LLC:
50M	6.75%, 5/20/2020	51,750
175M	7%, 5/20/2022	182,000
	Antero Resources Finance Corp.:
100M	6%, 12/1/2020	100,250
125M	5.375%, 11/1/2021	121,406
	Atlas Pipeline Partners, LP:
450M	4.75%, 11/15/2021	429,750
550M	5.875%, 8/1/2023	547,250
250M	Basic Energy Services, Inc., 7.75%, 10/15/2022	192,500
	Berry Petroleum Co.:
90M	6.75%, 11/1/2020	72,450
300M	6.375%, 9/15/2022	229,500
75M	Blue Racer Midstream, LLC, 6.125%, 11/15/2022 (a)	72,562
150M	California Resources Corp., 5.5%, 9/15/2021 (a)	129,000
	Calumet Specialty Products Partners, LP:
325M	9.625%, 8/1/2020	339,625
150M	6.5%, 4/15/2021 (a)	134,625
75M	7.625%, 1/15/2022	69,750
	Chesapeake Energy Corp.:
275M	7.25%, 12/15/2018	302,500
125M	6.625%, 8/15/2020	133,437
250M	6.875%, 11/15/2020	270,000
200M	5.75%, 3/15/2023	207,000
	CONSOL Energy, Inc.:
625M	8.25%, 4/1/2020	650,781
175M	5.875%, 4/15/2022 (a)	163,625
350M	Crestwood Midstream Partners, LP, 6%, 12/15/2020	336,875
375M	El Paso Corp., 6.5%, 9/15/2020	424,819

24

Principal
Amount	Security	Value
	Energy (continued)
$575M	Energy XXI Gulf Coast, Inc., 7.5%, 12/15/2021	$ 313,375
200M	Enquest, PLC, 7%, 4/15/2022 (a)	126,000
225M	Exterran Partners, LP, 6%, 10/1/2022 (a)	193,500
175M	Forum Energy Technologies, Inc., 6.25%, 10/1/2021	165,375
300M	Gibson Energy, Inc., 6.75%, 7/15/2021 (a)	300,750
	Kinder Morgan, Inc.:
100M	5%, 2/15/2021 (a)	104,170
225M	5.625%, 11/15/2023 (a)	241,259
250M	Laredo Petroleum, Inc., 5.625%, 1/15/2022	220,000
	Legacy Reserves, LP:
400M	8%, 12/1/2020	334,000
225M	6.625%, 12/1/2021	185,625
175M	6.625%, 12/1/2021 (a)	144,375
	Linn Energy, LLC:
75M	6.5%, 5/15/2019	64,500
225M	6.25%, 11/1/2019	192,375
175M	8.625%, 4/15/2020	153,125
475M	7.75%, 2/1/2021	402,563
250M	McDermott Finance, LLC, 8%, 5/1/2021 (a)	177,500
375M	Memorial Production Partners, LP, 7.625%, 5/1/2021	301,875
285M	Northern Blizzard Resources, Inc., 7.25%, 2/1/2022 (a)	232,275
	NuStar Logistics, LP:
50M	4.8%, 9/1/2020	47,500
200M	6.75%, 2/1/2021	212,027
	Offshore Group Investment, Ltd.:
525M	7.5%, 11/1/2019	393,750
100M	7.125%, 4/1/2023	72,000
225M	Pacific Drilling SA, 5.375%, 6/1/2020 (a)	185,625
175M	Pioneer Energy Services Corp., 6.125%, 3/15/2022	134,750
600M	Rain CII Carbon, LLC, 8.25%, 1/15/2021 (a)	616,500
	Rex Energy Corp.:
150M	8.875%, 12/1/2020	135,000
300M	6.25%, 8/1/2022 (a)	224,625
400M	RKI Exploration and Production, LLC, 8.5%, 8/1/2021 (a)	325,000
	Sabine Pass Liquefaction, LLC:
500M	6.25%, 3/15/2022	509,375
225M	5.625%, 4/15/2023	221,063
325M	5.75%, 5/15/2024	320,531
325M	Samson Investment Co., 9.75%, 2/15/2020	136,297
275M	SandRidge Energy, Inc., 7.5%, 2/15/2023	177,375
150M	SM Energy Co., 6.5%, 11/15/2021	146,250

25

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2014

Principal
Amount	Security	Value
	Energy (continued)
$ 57M	Suburban Propane Partners, LP, 7.375%, 8/1/2021	$ 59,993
100M	Tesoro Logistics, LP, 6.25%, 10/15/2022 (a)	100,250
425M	Unit Corp., 6.625%, 5/15/2021	382,500
		13,414,508
	Financials—4.7%
	Ally Financial, Inc.:
450M	6.25%, 12/1/2017	487,125
175M	4.75%, 9/10/2018	181,562
563M	8%, 3/15/2020	665,747
175M	8%, 11/1/2031	223,562
674M	Consolidated Energy Finance SA, 6.75%, 10/15/2019 (a)	662,205
	General Motors Financial Co., Inc.:
75M	3.25%, 5/15/2018	75,281
200M	6.75%, 6/1/2018	227,000
150M	4.375%, 9/25/2021	156,750
300M	4.25%, 5/15/2023	306,717
	International Lease Finance Corp.:
650M	8.75%, 3/15/2017	721,500
625M	8.25%, 12/15/2020	754,687
200M	Nielsen Co., (Luxembourg) Sarl, 5.5%, 10/1/2021 (a)	205,000
		4,667,136
	Food/Beverage/Tobacco—2.0%
325M	Barry Callebaut Services SA, 5.5%, 6/15/2023 (a)	348,368
98M	Chiquita Brands International, Inc., 7.875%, 2/1/2021	105,717
125M	Constellation Brands, Inc., 4.75%, 11/15/2024	126,875
125M	Darling Ingredients, Inc., 5.375%, 1/15/2022	123,594
400M	JBS Investments GmbH, 7.25%, 4/3/2024 (a)	394,000
	JBS USA, LLC:
225M	7.25%, 6/1/2021 (a)	232,875
250M	5.875%, 7/15/2024 (a)	246,250
200M	Sun Merger Sub, Inc., 5.875%, 8/1/2021 (a)	204,500
175M	Treehouse Foods, Inc., 4.875%, 3/15/2022	177,625
		1,959,804
	Food/Drug—.2%
200M	BI-LO, LLC, 8.625%, 9/15/2018 (a)	151,000
75M	Supervalu, Inc., 7.75%, 11/15/2022	73,875
		224,875

26

Principal
Amount	Security	Value
	Forest Products/Containers—3.8%
$225M	Ardagh Packaging Finance, PLC, 6%, 6/30/2021 (a)	$ 215,437
300M	CROWN Americas, LLC, 4.5%, 1/15/2023	292,500
150M	Graphic Packaging International, Inc., 4.875%, 11/15/2022	151,125
600M	Greif, Inc., 7.75%, 8/1/2019	681,000
	Mercer International, Inc.:
50M	7%, 12/1/2019 (a)	50,625
200M	7.75%, 12/1/2022 (a)	203,000
	Owens-Brockway Glass Container, Inc.:
75M	5%, 1/15/2022 (a)	76,594
175M	5.375%, 1/15/2025 (a)	176,969
	Sealed Air Corp.:
625M	6.5%, 12/1/2020 (a)	687,500
165M	8.375%, 9/15/2021 (a)	185,213
75M	4.875%, 12/1/2022 (a)	74,625
75M	5.125%, 12/1/2024 (a)	75,938
500M	Silgan Holdings, Inc., 5%, 4/1/2020	510,000
374M	Tekni-Plex, Inc., 9.75%, 6/1/2019 (a)	407,660
		3,788,186
	Gaming/Leisure—2.4%
375M	24 Hour Holdings III, LLC, 8%, 6/1/2022 (a)	301,875
250M	GLP Capital, LP, 4.875%, 11/1/2020	254,375
175M	Hilton Worldwide Finance, LLC, 5.625%, 10/15/2021	183,750
450M	National CineMedia, LLC, 7.875%, 7/15/2021	475,875
250M	NCL Corp., Ltd., 5.25%, 11/15/2019 (a)	253,125
225M	Regal Entertainment Group, 5.75%, 3/15/2022	216,000
450M	Scientific Games International, Inc., 6.625%, 5/15/2021 (a)	315,563
375M	Six Flags Entertainment Corp., 5.25%, 1/15/2021 (a)	376,875
		2,377,438
	Health Care—8.2%
	Aviv Healthcare Properties, LP:
115M	7.75%, 2/15/2019	120,261
100M	6%, 10/15/2021	104,375
710M	Biomet, Inc., 6.5%, 8/1/2020	761,475
	Community Health Systems, Inc.:
250M	5.125%, 8/15/2018	259,375
300M	8%, 11/15/2019	321,000
325M	7.125%, 7/15/2020	346,937
700M	Endo Finance Co., 5.75%, 1/15/2022 (a)	701,750

27

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2014

Principal
Amount	Security	Value
	Health Care (continued)
	Fresenius Medical Care US Finance II, Inc.:
$150M	5.625%, 7/31/2019 (a)	$ 160,875
75M	4.125%, 10/15/2020 (a)	75,750
100M	4.75%, 10/15/2024 (a)	101,500
	HCA, Inc.:
75M	8%, 10/1/2018	86,062
425M	6.5%, 2/15/2020	477,275
250M	6.25%, 2/15/2021	266,875
275M	7.75%, 5/15/2021	293,562
375M	7.5%, 2/15/2022	429,375
	HealthSouth Corp.:
125M	8.125%, 2/15/2020	131,250
87M	7.75%, 9/15/2022	92,655
350M	Kindred Escrow Corp. II, 8.75%, 1/15/2023 (a)	378,438
100M	NBTY, Inc., 9%, 10/1/2018	101,500
	Omnicare, Inc.:
75M	4.75%, 12/1/2022	76,313
50M	5%, 12/1/2024	51,500
225M	Salix Pharmaceuticals, Ltd., 6%, 1/15/2021 (a)	230,063
	Tenet Healthcare Corp.:
450M	6.75%, 2/1/2020	475,313
425M	6%, 10/1/2020	457,440
314M	Universal Hospital Services, Inc., 7.625%, 8/15/2020	271,610
	Valeant Pharmaceuticals International, Inc.:
106M	6.875%, 12/1/2018 (a)	109,737
600M	6.375%, 10/15/2020 (a)	629,250
150M	5.625%, 12/1/2021 (a)	151,500
425M	WellCare Health Plans, Inc., 5.75%, 11/15/2020	440,938
		8,103,954
	Information Technology—4.1%
	Activision Blizzard, Inc.:
125M	5.625%, 9/15/2021 (a)	131,562
50M	6.125%, 9/15/2023 (a)	54,000
	Advanced Micro Devices, Inc.:
50M	6.75%, 3/1/2019	47,250
425M	7.5%, 8/15/2022	384,625
100M	7%, 7/1/2024	85,250
100M	Anixter, Inc., 5.125%, 10/1/2021	100,500
	Audatex North America, Inc.:
725M	6%, 6/15/2021 (a)	750,375
225M	6.125%, 11/1/2023 (a)	233,437

28

Principal
Amount	Security	Value
	Information Technology (continued)
$200M	Belden, Inc., 5.5%, 9/1/2022 (a)	$ 199,500
250M	CommScope, Inc., 5%, 6/15/2021 (a)	247,500
500M	Denali Borrower, LLC, 5.625%, 10/15/2020 (a)	521,500
	Equinix, Inc.:
125M	5.375%, 1/1/2022	126,800
75M	5.75%, 1/1/2025	76,031
350M	IAC/InterActiveCorp, 4.875%, 11/30/2018	357,875
	Micron Technology, Inc.:
150M	5.875%, 2/15/2022 (a)	157,875
525M	5.5%, 2/1/2025 (a)	531,563
		4,005,643
	Manufacturing—3.6%
100M	Amkor Technology, Inc., 6.375%, 10/1/2022	97,000
	Bombardier, Inc.:
150M	7.5%, 3/15/2018 (a)	164,250
325M	7.75%, 3/15/2020 (a)	354,250
425M	Brand Energy & Infrastructure Services, Inc., 8.5%, 12/1/2021 (a)	384,625
515M	Case New Holland, Inc., 7.875%, 12/1/2017	569,075
325M	Dematic SA, 7.75%, 12/15/2020 (a)	342,062
300M	EDP Finance BV, 6%, 2/2/2018 (a)	325,428
225M	EnPro Industries, Inc., 5.875%, 9/15/2022 (a)	228,094
400M	H&E Equipment Services, Inc., 7%, 9/1/2022	413,500
675M	Rexel SA, 6.125%, 12/15/2019 (a)	698,625
		3,576,909
	Media-Broadcasting—2.7%
	Belo Corp.:
100M	7.75%, 6/1/2027	110,500
25M	7.25%, 9/15/2027	26,750
200M	Block Communications, Inc., 7.25%, 2/1/2020 (a)	205,000
300M	LIN Television Corp., 8.375%, 4/15/2018	313,313
100M	Media General Financial Sub, 5.875%, 11/15/2022 (a)	99,250
425M	Nexstar Broadcasting, Inc., 6.875%, 11/15/2020	443,063
	Sinclair Television Group, Inc.:
475M	5.375%, 4/1/2021	473,813
225M	6.375%, 11/1/2021	232,875

29

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2014

Principal
Amount	Security	Value
	Media-Broadcasting (continued)
	Sirius XM Radio, Inc.:
$375M	5.75%, 8/1/2021 (a)	$ 385,313
100M	4.625%, 5/15/2023 (a)	94,000
250M	6%, 7/15/2024 (a)	256,875
		2,640,752
	Media-Cable TV—7.3%
200M	Altice SA, 7.75%, 5/15/2022 (a)	200,875
	Cablevision Systems Corp.:
350M	8.625%, 9/15/2017	390,250
375M	7.75%, 4/15/2018	413,906
	CCO Holdings, LLC:
250M	7%, 1/15/2019	260,000
175M	7.375%, 6/1/2020	185,937
75M	5.25%, 3/15/2021	75,844
100M	5.125%, 2/15/2023	98,125
725M	Cequel Communications Holdings I, LLC, 6.375%, 9/15/2020 (a)	754,000
	Clear Channel Worldwide Holdings, Inc.:
25M	7.625%, 3/15/2020 Series “A”	26,062
625M	7.625%, 3/15/2020 Series “B”	660,937
150M	6.5%, 11/15/2022 Series “A”	153,375
325M	6.5%, 11/15/2022 Series “B”	336,375
	DISH DBS Corp.:
775M	7.875%, 9/1/2019	881,562
125M	5%, 3/15/2023	121,250
200M	5.875%, 11/15/2024 (a)	201,500
400M	Gray Television, Inc., 7.5%, 10/1/2020	414,000
775M	Harron Communications, LP, 9.125%, 4/1/2020 (a)	848,625
300M	Midcontinent Communications Corp., 6.25%, 8/1/2021 (a)	304,500
	Numericable Group SA:
425M	6%, 5/15/2022 (a)	427,869
200M	6.25%, 5/15/2024 (a)	201,750
200M	VTR Finance BV, 6.875%, 1/15/2024 (a)	204,500
		7,161,242
	Media-Diversified—.7%
	Gannett Co., Inc.:
225M	5.125%, 7/15/2020	230,625
225M	6.375%, 10/15/2023	239,625
175M	Lamar Media Corp., 5.375%, 1/15/2024	181,125
		651,375

30

Principal
Amount	Security	Value
	Metals/Mining—6.7%
	Alcoa, Inc.:
$650M	6.15%, 8/15/2020	$ 731,708
100M	5.125%, 10/1/2024	106,177
	Aleris International, Inc.:
100M	7.625%, 2/15/2018	101,125
550M	7.875%, 11/1/2020	550,000
	ArcelorMittal:
275M	6.125%, 6/1/2018	293,906
625M	10.35%, 6/1/2019	757,031
75M	6%, 3/1/2021	78,281
250M	6.75%, 2/25/2022	268,125
	Arch Coal, Inc.:
50M	7%, 6/15/2019	15,250
325M	7.25%, 10/1/2020	107,250
325M	7.25%, 6/15/2021	96,281
	Constellium NV:
250M	8%, 1/15/2023 (a)	249,375
250M	5.75%, 5/15/2024 (a)	218,750
600M	JMC Steel Group, 8.25%, 3/15/2018 (a)	572,250
150M	Kaiser Aluminum Corp., 8.25%, 6/1/2020	163,500
	Novelis, Inc.:
725M	8.375%, 12/15/2017	753,094
175M	8.75%, 12/15/2020	186,375
	Peabody Energy Corp.:
275M	6%, 11/15/2018	250,938
550M	6.5%, 9/15/2020	479,875
100M	7.875%, 11/1/2026	85,750
	Steel Dynamics, Inc.:
75M	5.125%, 10/1/2021 (a)	76,406
100M	6.375%, 8/15/2022	106,500
125M	5.5%, 10/1/2024 (a)	128,438
250M	Wise Metals Group, LLC, 8.75%, 12/15/2018 (a)	263,750
		6,640,135
	Real Estate Investment Trusts—.3%
277M	Taylor Morrison Communities, Inc., 7.75%, 4/15/2020 (a)	295,005

31

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2014

Principal
Amount	Security	Value
	Retail-General Merchandise—1.7%
$325M	Group 1 Automotive, Inc., 5%, 6/1/2022 (a)	$ 319,312
500M	Jo-Ann Stores, Inc., 8.125%, 3/15/2019 (a)	467,500
450M	Limited Brands, Inc., 8.5%, 6/15/2019	535,500
300M	Party City Holdings, Inc., 8.875%, 8/1/2020	321,750
		1,644,062
	Services—6.3%
	ADT Corp.:
175M	5.25%, 3/15/2020	178,062
575M	3.5%, 7/15/2022	491,625
75M	4.125%, 6/15/2023	68,062
	Aecom Technology Corp.:
125M	5.75%, 10/15/2022 (a)	128,125
225M	5.875%, 10/15/2024 (a)	230,625
175M	APX Group, Inc., 6.375%, 12/1/2019	168,437
400M	Ashtead Capital, Inc., 6.5%, 7/15/2022 (a)	427,000
225M	CoreLogic, Inc., 7.25%, 6/1/2021	237,375
	Covanta Holding Corp.:
125M	7.25%, 12/1/2020	133,437
300M	6.375%, 10/1/2022	319,500
	Geo Group, Inc.:
175M	5.875%, 1/15/2022	180,250
175M	5.875%, 10/15/2024	178,062
75M	IHS, Inc., 5% 11/1/2022 (a)	74,625
	Iron Mountain, Inc.:
225M	7.75%, 10/1/2019	241,875
650M	5.75%, 8/15/2024	657,313
650M	Live Nation Entertainment, Inc., 7%, 9/1/2020 (a)	689,000
500M	LKQ Corp., 4.75%, 5/15/2023	482,500
175M	Monitronics International, Inc., 9.125%, 4/1/2020	166,141
	PHH Corp.:
275M	7.375%, 9/1/2019	277,063
175M	6.375%, 8/15/2021	161,219
375M	Reliance Intermediate Holdings, LP, 9.5%, 12/15/2019 (a)	393,750
300M	Safway Group Holding, LLC, 7%, 5/15/2018 (a)	286,500
		6,170,546
	Telecommunications—5.5%
	CenturyLink, Inc.:
100M	5.625%, 4/1/2020	104,125
525M	5.8%, 3/15/2022	547,312
175M	6.75%, 12/1/2023	192,281

32

Principal
Amount	Security	Value
	Telecommunications (continued)
	Citizens Communications Co.:
$575M	7.125%, 3/15/2019	$ 632,500
200M	9%, 8/15/2031	212,000
175M	Frontier Communications Corp., 8.5%, 4/15/2020	196,000
450M	GCI, Inc., 8.625%, 11/15/2019	473,625
250M	Inmarsat Finance, PLC, 4.875%, 5/15/2022 (a)	248,125
	Intelsat Jackson Holdings SA:
450M	7.25%, 4/1/2019	471,375
250M	7.25%, 10/15/2020	264,687
	Sprint Capital Corp.:
175M	6.9%, 5/1/2019	179,375
375M	6.875%, 11/15/2028	331,875
	Wind Acquisition Finance SA:
275M	4.75%, 7/15/2020 (a)	257,813
675M	7.375%, 4/23/2021 (a)	638,753
	Windstream Corp.:
200M	7.875%, 11/1/2017	217,250
325M	7.75%, 10/15/2020	336,375
100M	6.375%, 8/1/2023	93,875
		5,397,346
	Transportation—1.5%
	Aircastle, Ltd.:
75M	4.625%, 12/15/2018	75,562
775M	6.25%, 12/1/2019	821,500
125M	American Airlines Group, Inc., 5.5%, 10/1/2019 (a)	127,656
	Fly Leasing, Ltd.:
200M	6.75%, 12/15/2020	202,500
275M	6.375%, 10/15/2021	271,562
		1,498,780
	Utilities—2.1%
	AES Corp.:
75M	8%, 6/1/2020	86,062
275M	7.375%, 7/1/2021	312,125
200M	5.5%, 3/15/2024	203,960
325M	Dynergy Finance I/II, Inc., 7.375%, 11/1/2022 (a)	331,094
112M	Indiantown Cogeneration Utilities, LP, 9.77%, 12/15/2020	126,880

33

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2014

Principal
Amount	Security	Value
	Utilities (continued)
$400M	InterGen NV, 7%, 6/30/2023 (a)	$ 382,000
200M	NRG Energy, Inc., 6.25%, 5/1/2024 (a)	204,500
382M	NSG Holdings, LLC, 7.75%, 12/15/2025 (a)	408,709
		2,055,330
	Waste Management—.3%
275M	ADS Waste Holdings, Inc., 8.25%, 10/1/2020	276,375
	Wireless Communications—2.8%
450M	MetroPCS Wireless, Inc., 6.625%, 11/15/2020	459,563
100M	SBA Communications Corp., 4.875%, 7/15/2022 (a)	96,500
	Sprint Nextel Corp.:
100M	9.125%, 3/1/2017	110,245
175M	8.375%, 8/15/2017	189,438
525M	7%, 8/15/2020	527,625
275M	6%, 11/15/2022	254,031
250M	Telemar Norte Leste SA, 5.5%, 10/23/2020 (a)	233,750
	T-Mobile USA, Inc.:
450M	6.25%, 4/1/2021	462,263
450M	6.625%, 4/1/2023	463,050
		2,796,465
Total Value of Corporate Bonds (cost $89,526,128)		87,941,111
	LOAN PARTICIPATIONS†—5.2%
	Automotive—.2%
224M	CS Intermediate Holdco 2, LLC, 4%, 4/4/2021	220,657
	Chemicals—.4%
353M	Axalta Coating Systems Dutch Holdings BBV, 3.75%, 2/1/2020	344,465
	Energy—.6%
369M	Drillships Financing Holdings, Inc., 6%, 3/31/2021	293,157
300M	Jonah Energy, LLC, 7.5%, 5/12/2021	259,500
		552,657
	Financial Services—.4%
398M	Ocwen Loan Servicing Corp., 5%, 2/15/2018	377,520

34

Principal
Amount	Security	Value
	Food/Drug—1.0%
$270M	Albertson’s, Inc., 4.75%, 3/21/2019	$ 269,003
430M	Rite Aid Corp., 4.875%, 6/21/2021	429,283
334M	Supervalu, Inc., 4.5%, 3/21/2019	329,826
		1,028,112
	Gaming/Leisure—.2%
222M	Seminole Hard Rock Entertainment, Inc., 3.5%, 5/14/2020	213,037
	Information Technology—.7%
234M	ARRIS Enterprises, Inc., 3.25%, 4/17/2020	231,177
498M	Avago Technologies Cayman, Ltd., 3.75%, 5/6/2021	496,567
		727,744
	Manufacturing—.4%
459M	Gardner Denver, Inc., 4.25%, 7/30/2020	431,062
	Media-Diversified—.6%
622M	Tribune Co., 4%, 12/27/2020	613,090
	Metals/Mining—.5%
366M	Arch Coal, Inc., 6.25%, 5/16/2018	303,783
170M	Oxbow Carbon, LLC, 8%, 1/17/2020	149,600
		453,383
	Services—.2%
110M	Allied Security Holdings, LLC, 4.25%, 2/12/2021	108,103
84M	Brickman Group, Ltd., LLC, 4%, 12/18/2020	81,837
		189,940
Total Value of Loan Participations (cost $5,405,544)		5,151,667

35

Portfolio of Investments (continued)
FUND FOR INCOME
December 31, 2014

Principal
Amount	Security	Value
	PASS THROUGH CERTIFICATES—.8%
	Transportation
$751M	American Airlines 13-2 B PTT, 5.6%, 7/15/2020 (cost $767,735) (a)	$ 765,642
Total Value of Investments (cost $95,699,407)	95.1%	93,858,420
Other Assets, Less Liabilities	4.9	4,791,277
Net Assets	100.0%	$98,649,697

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

†	The interest rates shown on variable and floating rate notes are adjusted periodically; the rates shown are the rates in effect at December 31, 2014.

36

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$87,941,111	$—	$87,941,111
Loan Participations	—	5,151,667	—	5,151,667
Pass Through Certificates	—	765,642	—	765,642
Total Investments in Securities*	$—	$93,858,420	$—	$93,858,420

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds, loan participations and pass through certificates.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the year:

	Investments	Investments
	in Corporate	in Common
	Bonds	Stocks	Total
Balance, December 31, 2013	$—	$—	$—
Purchases	—	—	—
Sales	—	—	—
Change in unrealized appreciation	613,500	97,360	710,860
Realized loss	(613,500)	(97,360)	(710,860)
Transfer into Level 3	—	—	—
Transfer out of Level 3	—	—	—
Balance, December 31, 2014	$—	$—	$—

See notes to financial statements	37

Portfolio Managers’ Letter
GOVERNMENT FUND

Dear Investor:

We’re pleased to send you the First Investors Life Government Fund annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 3.14%, including dividends of 25.6 cents per share.

Economic Overview and Market Summary

The U.S. economy grew at approximately 2.5% during 2014, with growth accelerating in the second half of the year. Of note, the unemployment rate fell from 6.7% to 5.6%, its lowest level since 2008, as the economy created the most jobs in fifteen years. This good news was tempered by a continued decline in the labor force participation rate (i.e., the percentage of the population participating in the labor force) and anemic wage growth. Inflation was subdued, with consumer prices increasing only 0.8%, compared to 1.5% in 2013, in part due to the decline in energy prices during the fourth quarter.

The improvement in the economy and labor market allowed the Federal Reserve (the “Fed”) to conclude its bond buying program — part of its effort to stimulate growth by lowering interest rates — in October. As well, the Fed remained on course to begin raising the federal funds rate in the second half of 2015, although low inflation (below the Fed’s 2% target) and international developments could delay rate hikes.

Long-term U.S. interest rates moved sharply lower throughout the review period, despite a strong consensus at the beginning of the year that rates would continue to rise. The move down in long-term yields reflected a number of factors: slower than expected global growth (especially in Europe), very low foreign interest rates, geopolitical events (e.g., Ukraine, Gaza, ISIS, Ebola) that supported “flight-to-safety” flows into the U.S. bond market, investors’ belief that the upcoming Fed tightening cycle would be more limited than in the past, and deflationary fears, which were exacerbated by the collapse in oil prices. For the year, the benchmark 10-year U.S. Treasury note yield fell from 3.03%, a two-and-a-half year high, to 2.17%.

The broad U.S. bond market returned 6.3% during the review period, according to Bank of America Merrill Lynch. In particular, long-term bonds had very strong returns as interest rates fell and bond prices rose (interest rates, or yields, and bond prices have an inverse relationship; bond prices rise as interest rates fall). Notably, Treasury securities with maturities longer than ten years gained over 24%.

Returns varied by sector. Investment-grade corporate bonds gained 7.5% as the benefit of lower interest rates offset the negative impact of wider spreads.

38

Mortgage-backed securities and the broad Treasury market returned 6.1% and 6%, respectively. High yield bonds lagged the broad bond market, gaining 2.5% as spreads widened. Non-U.S. government bonds also underperformed the broad market, returning 1.1%, as the substantial appreciation of the U.S. Dollar offset gains from lower interest rates. Money market returns continued to be essentially flat, reflecting the Fed’s continuation of very easy monetary policy.

Mortgage-Backed Market

During the period under review, the Fund had an average allocation to agency mortgage-backed securities (“MBS”) of 54.9%, U.S. agency debt securities of 30.7%, Treasury securities of 6.1%, agency collateralized mortgage obligations of 2%, agency commercial MBS of 3.4%, and 2.9% in cash. Despite the decline in interest rates, agency MBS returns were in-line with comparably dated Treasury securities as investor demand for agency MBS far outweighed issuance. During the review period, the Fed began tapering its MBS purchases by $5 billion per month up until the end of October, bringing its aggressive bond purchase program to an end. The Fed remained the largest buyer of agency MBS, however, as it continued to reinvest principal pay-downs back into the MBS market. Mortgage lenders maintained tight credit, preferring borrowers with pristine credit. In addition to enjoying favorable supply/demand dynamics, the MBS sector offered investors a yield advantage over similar maturity Treasuries as the prepayment environment remained relatively muted for much of the period under review.

Within the MBS market, 30-year Ginnie Mae (“GNMA”) MBS returned 5.99% and 30-year Fannie Mae (“FNMA”) MBS returned 6.79%. This outperformance of FNMA MBS over their GNMA counterparts was due to declining relative issuance. Consequently, investors preferred FNMA securities due to their more favorable supply/ demand dynamics. Lower coupon agency MBS outperformed higher coupon agency MBS. Investors favored lower coupon agency MBS because they offered higher yields and were less sensitive to prepayments in the falling interest rate environment.

Fund Review and Performance Attribution

The Fund underperformed its benchmark, the Citigroup Government and Mortgage Index, during the period under review. Broadly, the Fund’s shorter duration (duration is a measure of interest rate risk) had a negative impact on performance as longer-term interest rates decreased during the fiscal year. In particular, the Fund’s underperformance was driven by an underweight in lower coupon agency MBS and minimal exposure to Treasury securities with maturities 10 years and longer.

39

Portfolio Managers’ Letter (continued)
GOVERNMENT FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

40

Fund Expenses (unaudited)
GOVERNMENT FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$1,010.15	$3.65
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.58	$3.67

*	Expenses are equal to the annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

41

Cumulative Performance Information (unaudited)
GOVERNMENT FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Government Fund and the Citigroup U.S. Government/Mortgage Index.

The graph compares a $10,000 investment in the First Investors Life Series Government Fund beginning 12/31/04 with a theoretical investment in the Citigroup U.S. Government/Mortgage Index (the “Index”). The Index is an unmanaged index that is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Citigroup U.S. Government Index tracks the performance of the U.S. Treasury and U.S. Government-sponsored indices within the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup Mortgage Index tracks the performance of the mortgage component of the Citigroup U.S. Broad Investment Grade Bond Index, which is comprised of 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 2.98%, 2.38% and 3.51%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

42

Portfolio of Investments
GOVERNMENT FUND
December 31, 2014

Principal
Amount	Security	Value
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—54.8%
	Fannie Mae—31.1%
$1,163M	2.5%, 9/1/2023 – 11/1/2023	$ 1,196,956
1,301M	3%, 7/1/2021 – 10/1/2027	1,355,880
2,780M	3.5%, 11/1/2028 – 1/14/2045 (a)	2,910,841
2,364M	4%, 3/1/2029 – 8/1/2044	2,536,115
456M	4.5%, 11/1/2040 – 8/1/2041	496,109
214M	5%, 4/1/2040	237,410
545M	5.5%, 7/1/2034 – 10/1/2039	615,512
172M	9%, 11/1/2026	200,502
12M	11%, 10/1/2015	12,445
		9,561,770
	Freddie Mac—8.8%
744M	3.5%, 11/1/2042 – 10/1/2044	775,865
1,477M	4%, 11/1/2040 – 8/1/2044	1,582,333
317M	4.5%, 5/1/2044	344,028
		2,702,226
	Government National Mortgage Association I
	Program—14.9%
776M	4%, 11/15/2025 – 8/15/2041	832,312
1,508M	4.5%, 12/15/2039 – 6/15/2040	1,663,615
1,432M	5%, 6/15/2033 – 4/15/2040	1,595,901
237M	5.5%, 2/15/2033 – 1/15/2036	267,145
182M	6%, 11/15/2032 – 4/15/2036	209,682
		4,568,655
Total Value of Residential Mortgage-Backed Securities (cost $16,449,584)		16,832,651
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—28.4%
	Fannie Mae:
1,200M	0.875%, 8/28/2017	1,196,278
500M	0.875%, 5/21/2018	491,849
2,450M	1.625%, 11/27/2018	2,462,725
125M	1.75%, 11/26/2019	125,163
260M	2.625%, 9/6/2024	263,644
1,000M	Federal Farm Credit Bank, 4.875%, 1/17/2017	1,082,421

43

Portfolio of Investments (continued)
GOVERNMENT FUND
December 31, 2014

Principal
Amount	Security	Value
	U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$1,250M	Federal Home Loan Bank, 5.375%, 5/18/2016	$ 1,333,632
	Freddie Mac:
800M	0.875%, 3/7/2018	790,609
1,000M	1.25%, 8/1/2019	981,970
Total Value of U.S. Government Agency Obligations (cost $8,954,072)		8,728,291
	U.S. GOVERNMENT OBLIGATIONS—6.9%
228M	FDA Queens LP, 6.99%, 6/15/2017 (b)	243,087
	U.S. Treasury Notes:
555M	2.25%, 7/31/2021	566,057
1,280M	2.375%, 8/15/2024	1,303,800
Total Value of U.S. Government Obligations (cost $2,101,742)		2,112,944
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES—3.4%
	Fannie Mae—1.7%
500M	3.84%, 5/1/2018	533,249
	Federal Home Loan Mortgage Corporation—1.7%
500M	Multi-Family Structured Pass Through, 2.13%, 1/25/2019	506,087
Total Value of Commercial Mortgage-Backed Securities (cost $1,060,078)		1,039,336
	COLLATERALIZED MORTGAGE
	OBLIGATIONS—2.0%
579M	Fannie Mae, 4%, 2/25/2025 (cost $623,760)	627,658
	CORPORATE BONDS—1.3%
426M	Excalibur One 77B, LLC, 1.492%, 1/1/2025 (cost $424,415)	405,600
Total Value of Investments (cost $29,613,651)	96.8%	29,746,480
Other Assets, Less Liabilities	3.2	964,331
Net Assets	100.0%	$30,710,811

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

(b)	Security exempt from registration under Rule 144A of Securities Act of 1933 (see Note 5).

44

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed
Securities	$—	$16,832,651	$—	$16,832,651
U.S. Government Agency
Obligations	—	8,728,291	—	8,728,291
U.S. Government Obligations	—	2,112,944	—	2,112,944
Commercial Mortgage-Backed
Securities	—	1,039,336	—	1,039,336
Collateralized Mortgage
Obligations		627,658	—	627,658
Corporate Bonds	—	405,600	—	405,600
Total Investments in Securities	$—	$29,746,480	$—	$29,746,480

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	45

Portfolio Manager’s Letter
GROWTH & INCOME FUND

Dear Investor:

I’m pleased to send you the First Investors Life Growth & Income Fund for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 7.65%, including dividends of 53.1 cents per share and capital gains of 29.5 cents per share.

Economic Overview and Market Summary

During the year under review, equity performance was buoyed by solid data signaling a strengthening U.S. economy, healthy corporate earnings and a lack of attractive opportunities elsewhere in the globe. Domestic stocks continuously plumbed new highs to finish 2014 in solidly positive territory, largely in-line with consensus expectations of a more moderate performance than 2013’s meteoric market rise. Due to a number of factors, including oil and currency market turmoil, economic weakness in parts of the globe, and worries about Federal Reserve actions, volatility increased throughout the final months of the year, bringing a choppy, uneven cadence to the market’s trajectory. This uneven cadence represented the overall narrowing of the market rally’s breadth as the year progressed. The rally in the markets appeared more concentrated than before, as shares included in popular indexed strategies that are tracked by index funds and ETFs outperformed those that are not tied to market indicators. As such, many “secondary” stocks and smaller-cap names underperformed for the year.

This year’s market results were positive overall though, with all market sectors, styles and sizes participating. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash flows led results. Mergers and acquisitions also continued to drive strong performance. Small- and mid-cap stocks lagged their larger counterparts, as investors reacted to market uncertainty.

Fund Review and Performance Attribution

These conditions were challenging for the Fund, leading it to underperform its benchmark, the S&P 500 Index, which gained 13.7% over the review period. The Fund continued to invest across all market capitalization segments, allocating 73% of holdings to large-cap, 14% to mid-cap and 13% to small-cap stocks1 as of period end. The Fund sought to be fully invested throughout the year, maintaining minimal cash positions. The large-cap segment of the Fund had results that slightly exceeded the benchmark. While the mid-cap segments performed in-line, the smaller-cap part of the portfolio significantly underperformed on a relative and absolute basis. Relative results were impacted by the Fund’s stock selection within consumer staples and industrials, and from overall sector allocation decisions within utilities and financials relative to benchmark weightings.

Among portfolio highlights, in information technology, good stock selection and an overweighting of the sector added to strong relative performance for the year. Semiconductor manufacturer Avago Technologies had a very strong year, gaining

46

90% in 2014. The company benefited from strong quarterly results, completion of the accretive acquisition of competitor LSI, and from the company’s increased content on the very successful iPhone 6. Apple (a top 10 position) also had a strong year for the Fund as the stock was up over 37% in 2014. Solid earnings, a $30 billion increase in the share buyback, a 7 for 1 stock split, and a better-than-expected launch of the company’s new products drove the stock higher. Longtime holding Microsoft also produced positive returns for the Fund, as its shares were up 24% in 2014. The company hired a new CEO, announced a large cost-cutting plan, agreed to purchase an up-and-coming game developer, Mojang, and delivered strong results, as PC demand came in at higher than expected levels. Intel had a strong year in 2014, up almost 40% as the company benefited from the PC refresh cycle, delivered good results, and announced that it was going to split the company in two as a way to increase shareholder value.

In health care, the Fund benefitted from strong pharmaceutical and biotech performance. Actavis (a top 10 position) had a very strong year and was up 53% in 2014. The company reported strong results, announced and completed the acquisition of competitor Forest Laboratories in a highly accretive transaction, was approached by Pfizer as a potential M&A target, and announced the $69 billion acquisition of competitor Allergan. Gilead Sciences, the biopharmaceutical company, was up 25% in 2014, as the company delivered strong business results. The company also received Food and Drug Administration (FDA) approval and strong initial orders for its blockbuster next-generation hepatitis C drug called Sovaldi, and follow-on Harvoni, in addition to numerous other drugs in the R&D pipeline that presented successful clinical trials.

The consumer discretionary sector also had a solid year. Top names were from the automotive components industry, as well as specialty retail. Shares of Harman International and Delphi Automotive rallied, as new technologies were being implemented in car electronics and center stack control modules, driving increased take rates and sales. Harman was up 30% and Delphi rallied 21%. Shares of auto component maker TRW Automotive rose 38% on receipt of a takeover offer from German company ZF Friedrichshafen.

Among negative contributors, the key disappointments for the year were within the consumer staples sector. Shares of health and beauty direct seller Nu Skin Enterprises fell 68% in the review period, driving the majority of the sector’s and the Fund’s underperformance. After seeing robust sales and profit growth in 2013, and being the Fund’s top performer, the company voluntarily halted recruitment of new distributors in China following a government regulator’s decision to look into Nu Skin’s recruiting and sales practices, after some negative articles appeared in the Chinese press. While the company was cleared to resume sales recruitment in China shortly thereafter, Nu Skin’s business results came in much lower than expected throughout the year, as the restart of sales recruiting took longer than expected. The company, in turn, issued a more conservative 2015 earnings outlook than Wall Street’s expectations. While there are significant new product introductions planned, they are not expected to contribute

47

Portfolio Manager’s Letter (continued)
GROWTH & INCOME FUND

until the second half of 2015. Herbalife, another direct seller, was also weak in 2014, down 52%. During the year, the U.S. Federal Trade Commission confirmed an investigation into the company’s business practices following short seller allegations that the company was operating an illegal pyramid scheme. Additionally, the company’s subsequent poor profits reports and disappointing earnings guidance pressured shares. The stock was sold out of the Fund’s portfolio during the year.

In industrials, the primary source of underperformance came from shares of NeuStar, an IT services company that provides local number portability services in the U.S., which was down 44% in 2014. Concerns about the company’s largest contract were confirmed as an advisory committee to the Federal Communications Commission (FCC) recommended that the contract be awarded to NeuStar’s competitor. This caused investors to fear that the company would lose the Local Number Portability Administration (LNPA) contract that makes up a material portion of the company’s sales and profits. Engineering and construction firm Chicago Bridge & Iron was also weak, as falling energy prices impacted the cadence of new contracts and slowed workflow from the energy and process industries business. Both companies’ shares were sold out of the Fund’s portfolio.

The utilities and financials sectors each had a strong year in an absolute sense in 2014. The Fund remained significantly underweight both sectors throughout the year, however, which led to relative underperformance. Utilities remain a challenging sector for the Fund to hold, as earnings growth is typically anemic and unaligned with the Fund’s objectives in seeking growth and income for investors. Shares in the sector tend to move on interest rate fluctuations, and benefitted from rates dropping in the fourth quarter. Financials also remain challenging, as increased regulatory scrutiny limit their abilities to grow or return capital to shareholders.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1 Capitalization ranges defined by Lipper.

48

Fund Expenses (unaudited)
GROWTH & INCOME FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$1,022.21	$3.87
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.38	$3.87

*	Expenses are equal to the annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

49

Cumulative Performance Information (unaudited)
GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Growth & Income Fund and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Growth & Income Fund beginning 12/31/04 with a theoretical investment in the Standard & Poor’s 500 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

50

Portfolio of Investments
GROWTH & INCOME FUND
December 31, 2014

Shares		Security	Value
		COMMON STOCKS—99.7%
		Consumer Discretionary—15.0%
71,300		BorgWarner, Inc.	$ 3,917,935
114,400		CBS Corporation – Class “B”	6,330,896
81,600		Delphi Automotive, PLC	5,933,952
57,500		Foot Locker, Inc.	3,230,350
135,300		Ford Motor Company	2,097,150
36,400		GNC Holdings, Inc. – Class “A”	1,709,344
40,700		Harman International Industries, Inc.	4,343,097
48,200		Home Depot, Inc.	5,059,554
108,800	*	Jarden Corporation	5,209,344
53,800		L Brands, Inc.	4,656,390
52,400		Lear Corporation	5,139,392
40,100		Magna International, Inc.	4,358,469
87,400		Newell Rubbermaid, Inc.	3,329,066
40,900		Penske Automotive Group, Inc.	2,006,963
30,100	*	TRW Automotive Holdings Corporation	3,095,785
52,800		Tupperware Brands Corporation	3,326,400
43,500		Walt Disney Company	4,097,265
14,900		Whirlpool Corporation	2,886,726
37,700		Wyndham Worldwide Corporation	3,233,152
			73,961,230
		Consumer Staples—7.8%
120,300		Altria Group, Inc.	5,927,181
67,500		Avon Products, Inc.	633,825
97,078		Coca-Cola Company	4,098,633
73,000		CVS Health Corporation	7,030,630
94,900		Nu Skin Enterprises, Inc. – Class “A”	4,147,130
44,400		PepsiCo, Inc.	4,198,464
74,300		Philip Morris International, Inc.	6,051,735
28,400		Procter & Gamble Company	2,586,956
43,050		Wal-Mart Stores, Inc.	3,697,134
			38,371,688

51

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2014

Shares		Security	Value
		Energy—8.6%
36,900		Anadarko Petroleum Corporation	$ 3,044,250
38,700		Chevron Corporation	4,341,366
61,500		ConocoPhillips	4,247,190
65,700		Devon Energy Corporation	4,021,497
33,300		Ensco, PLC – Class “A”	997,335
53,500		ExxonMobil Corporation	4,946,075
26,700		Hess Corporation	1,970,994
80,222		Marathon Oil Corporation	2,269,480
53,511		Marathon Petroleum Corporation	4,829,903
42,750		National Oilwell Varco, Inc.	2,801,408
24,800		Noble Corporation, PLC	410,936
26,700		Occidental Petroleum Corporation	2,152,287
31,050		Phillips 66	2,226,285
13,100		Schlumberger, Ltd.	1,118,871
93,607		Suncor Energy, Inc.	2,974,830
			42,352,707
		Financials—11.1%
61,906		American Express Company	5,759,734
37,700		Ameriprise Financial, Inc.	4,985,825
142,600		Brixmor Property Group, Inc. (REIT)	3,542,184
18,600		Citizens Financial Group, Inc.	462,396
53,643		Discover Financial Services	3,513,080
27,100		Financial Select Sector SPDR Fund (ETF)	670,183
50,600	*	Health Insurance Innovations, Inc. – Class “A”	362,296
16,000		iShares Core S&P Mid-Cap ETF (ETF)	2,316,800
46,100		iShares Russell 2000 ETF (ETF)	5,516,787
106,088		JPMorgan Chase & Company	6,638,987
15,200		Morgan Stanley	589,760
40,500		PNC Financial Services Group, Inc.	3,694,815
15,700		SPDR S&P 500 ETF Trust (ETF)	3,226,350
27,000		SPDR S&P Regional Banking (ETF)	1,098,900
145,379		Sunstone Hotel Investors, Inc. (REIT)	2,400,207
96,100		U.S. Bancorp	4,319,695
104,800		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	2,293,024
63,967		Wells Fargo & Company	3,506,671
			54,897,694

52

Shares		Security	Value
		Health Care—18.3%
107,800		Abbott Laboratories	$ 4,853,156
90,300		AbbVie, Inc.	5,909,232
39,300	*	Actavis, PLC	10,116,213
47,530		Baxter International, Inc.	3,483,474
42,900		Covidien, PLC	4,387,812
53,822	*	Express Scripts Holding Company	4,557,109
140,400	*	Gilead Sciences, Inc.	13,234,104
73,075		Johnson & Johnson	7,641,453
2,612	*	Mallinckrodt, PLC	258,666
19,300		McKesson Corporation	4,006,294
87,443		Merck & Company, Inc.	4,965,888
88,700	*	Mylan, Inc.	5,000,019
49,600		Omnicare, Inc.	3,617,328
222,993		Pfizer, Inc.	6,946,232
45,900		Phibro Animal Health Corporation – Class “A”	1,448,145
69,543		Thermo Fisher Scientific, Inc.	8,713,042
28,072		Zoetis, Inc.	1,207,938
			90,346,105
		Industrials—12.3%
43,194		3M Company	7,097,638
121,600		ADT Corporation	4,405,568
68,800		Altra Industrial Motion Corporation	1,953,232
24,400	*	Armstrong World Industries, Inc.	1,247,328
20,700		Caterpillar, Inc.	1,894,671
17,600		Dover Corporation	1,262,272
69,000	*	Generac Holdings, Inc.	3,226,440
104,196		General Electric Company	2,633,033
63,200		Greenbrier Companies, Inc.	3,395,736
56,900		Honeywell International, Inc.	5,685,448
61,300		ITT Corporation	2,480,198
5,600		Lockheed Martin Corporation	1,078,392
47,100		Ryder System, Inc.	4,373,235
24,300		Snap-On, Inc.	3,322,782
33,500	*	TAL International Group, Inc.	1,459,595
29,800		Textainer Group Holdings, Ltd.	1,022,736
95,800		Textron, Inc.	4,034,138
74,000		Tyco International, PLC	3,245,640
21,400	*	United Rentals, Inc.	2,183,014
41,600		United Technologies Corporation	4,784,000
			60,785,096

53

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2014

Shares		Security	Value
		Information Technology—20.2%
93,600		Apple, Inc.	$ 10,331,568
86,900	*	ARRIS Group, Inc.	2,623,511
59,100		Avago Technologies, Ltd.	5,944,869
37,200	*	Blackhawk Network Holdings, Inc.	1,443,360
89,825		CDW Corporation	3,159,145
233,900		Cisco Systems, Inc.	6,505,930
26,900	*	eBay, Inc.	1,509,628
228,100		EMC Corporation	6,783,694
127,000		Hewlett-Packard Company	5,096,510
156,100		Intel Corporation	5,664,869
41,000		International Business Machines Corporation	6,578,040
134,600		Juniper Networks, Inc.	3,004,272
167,100		Mentor Graphics Corporation	3,662,832
112,200		Methode Electronics, Inc.	4,096,422
167,100		Microsoft Corporation	7,761,795
62,900	*	NXP Semiconductors NV	4,805,560
94,100		Oracle Corporation	4,231,677
48,300	*	PTC, Inc.	1,770,195
67,288		QUALCOMM, Inc.	5,001,517
121,760		Symantec Corporation	3,123,753
34,600	*	Synaptics, Inc.	2,381,864
46,800		TE Connectivity, Ltd.	2,960,100
20,000	*	Yahoo!, Inc.	1,010,200
			99,451,311
		Materials—3.6%
53,800		Cytec Industries, Inc.	2,483,946
118,940		Freeport-McMoRan Copper & Gold, Inc.	2,778,438
33,100		H.B. Fuller Company	1,473,943
54,800		International Paper Company	2,936,184
42,900		LyondellBasell Industries NV – Class “A”	3,405,831
10,900		Praxair, Inc.	1,412,204
36,350		RPM International, Inc.	1,843,309
80,200	*	Trinseo SA	1,399,490
			17,733,345
		Telecommunication Services—2.0%
127,000		AT&T, Inc.	4,265,930
113,700		Verizon Communications, Inc.	5,318,886
			9,584,816

54

Shares		Security		Value
		Utilities—.8%
64,500	*	Dynegy, Inc.		$ 1,957,575
40,400		NiSource, Inc.		1,713,768
				3,671,343
Total Value of Common Stocks (cost $284,923,223)			99.7%	491,155,335
Other Assets, Less Liabilities			.3	1,441,270
Net Assets			100.0%	$492,596,605

*	Non-income producing

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

55

Portfolio of Investments (continued)
GROWTH & INCOME FUND
December 31, 2014

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$491,155,335	$—	$—	$491,155,335

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

56	See notes to financial statements

Portfolio Manager’s Letter
INTERNATIONAL FUND

Dear Investor:

I’m pleased to send you the First Investors Life International Fund annual report for the fiscal year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 2.39%, including dividends of 23.2 cents per share.

Market Summary

In 2014, the U.S. equity market posted solid returns, while Europe and emerging markets declined. While the U.S. stock market fell sharply in October and again in December, its quick rebound in both months signified its underlying economic strength as it enters 2015 with strong momentum. The U.S. Federal Reserve (“the Fed”) is likely to raise rates in 2015 as the economy moves into a more mature stage of recovery. In Europe, however, weak growth and the continued threat of deflation suggest that monetary policy is headed in the opposite direction. Europe continued to struggle throughout the review period as disappointing economic data was released and the European Central Bank lowered its growth forecasts for the Eurozone economy. Falling commodity prices and a strengthening U.S. Dollar drove emerging markets to negative territory over the year. Low energy prices and economic contraction continue to fuel concerns about the potential for a full-blown financial crisis in Russia, despite somewhat improved stability in the ruble and local markets at the end of the review period. In Brazil, equities declined sharply in 2014 as investors faced a number of developments, including the re-election of President Dilma Rousseff, soft commodity prices, elevated inflation pressures, a weak currency, and the escalating Petrobras scandal.

Volatility is likely to increase across both developed and emerging markets in 2015. As the investment environment becomes more challenging, careful stock selection is critical. We focus on identifying companies with characteristics that can provide resilience to macro shocks, such as robust cash flow, a consumer focus and a strong competitive position. As bottom-up, fundamental investors, we look to benefit from the long-term compounding of earnings growth of our investment companies.

Fund Review and Performance Attribution

We are pleased to report that the Fund significantly outperformed its benchmark, the MSCI EAFE Index, which fell 4.90% against the Fund’s 2.39% gain, over the review period.

On a sector basis, the Financials and Consumer Staples sectors were the largest contributors to relative performance, primarily supported by stock selection. The Industrials sector detracted from relative returns, mainly driven by stock selection. The portfolio’s underweight to Utilities also detracted from returns. The following

57

Portfolio Manager’s Letter (continued)
INTERNATIONAL FUND

discussion highlights specific stocks — those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest.

Stocks that Helped Absolute Performance

Housing Development Finance Corporation (HDFC) is a diversified financial services company in India with a leading mortgage finance franchise. It reported solid results for the second quarter fiscal year 2015; earnings were in-line with estimates and loan growth was encouraging. HDFC is well-placed for long-term growth, as it is the leader in mortgage lending in India, with margins supported by industry-leading low costs. The company also provides home loans, deposit products and lease finance facilities to the corporate sector. The company has been around since 1977 and is usually considered a “gold standard” in terms of corporate governance and risk management.

HDFC Bank reported solid results for the second quarter fiscal year 2015; earnings were solid and retail loan growth was encouraging. HDFC Bank is a high-quality Indian private sector bank, which has been a cornerstone investment in the portfolio for many years. It is the largest privately owned retail bank in India, with a network of over 3,400 branches nationwide. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone that has allowed it to significantly grow earnings over the past 10 years.

Stocks that Hurt Absolute Performance

Core Laboratories’ price declined over the review period due to the sharp fall in the price of oil, which has weighed on all companies in the sector. There is a real risk that investment gets delayed. The reason we continue to hold Core Laboratories in this environment is that it is unique in the oil services field. The company focuses on niches within oil services where it can be a leader and where returns are extremely high. The company focuses on helping customers extract the most amount of oil from their fields. In doing so, Core Laboratories provides its customers returns on investment so attractive that, even in downturns, there should still be demand for the company’s products, albeit at a lower level. The company has best-in-class return on invested capital, as its capex is client led, meaning the company invests only in response to customer needs. We believe Core Laboratories can continue to post industry-leading returns and will reward shareholders over time despite the current environment for oil.

Sands China, as well as other Macau-exposed gaming stocks, underperformed this year due to weak monthly gross gaming revenue (GGR) numbers in the market. This

58

slowdown was not unexpected. In hindsight, however, the magnitude of the market contraction has admittedly been more severe than anticipated. While the ongoing corruption crackdown in China has weighed heavily on the VIP segment of the Macau gaming pie, it should be a positive for Macau longer-term as it should be beneficial for operators that we believe are above board in their operations and well-positioned for the real prize, the growth in mass and premium mass gamblers.

In addition, the gaming market in Macau has continued to suffer from a constraint on supply, as there have been no material capacity additions to the market in nearly two years now. The middle of 2015, with the opening of Galaxy Entertainment’s Phase 2 expansion and Melco-Crown’s new City of Dreams property, should serve as a catalyst to begin to calm the fears around the Macau stocks.

In the meantime the VIP segment, as well as mass gambling results, will continue to be soft. Consensus expectations for 2015 and 2016 across the board for the stocks have been materially cut over the last six months, with one of the biggest and last remaining bulls on the street cutting their numbers materially in December. We still remain bullish, however, on the long-term investment prospects for these businesses, despite the immediate headwinds to next year’s results. While we have not added materially to our exposure given the reality of a continuing soft trading environment, we have a sharp eye towards, at minimum, maintaining our investment size on weakness, with the potential to increase the position further should market sentiment continue to deviate materially from the medium- and long-term investment prospects for Las Vegas Sands. We also continue to closely follow some of the other Macau operators’ stocks.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

59

Fund Expenses (unaudited)
INTERNATIONAL FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$950.40	$4.47
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.62	$4.63

*	Expenses are equal to the annualized expense ratio of .91%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

60

Cumulative Performance Information (unaudited)
INTERNATIONAL FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series International Fund, the Morgan Stanley Capital International (“MSCI”) EAFE Index (Gross) and the Morgan Stanley Capital International (“MSCI”) EAFE Index (Net).

The graph compares a $10,000 investment in the First Investors Life Series International Fund beginning 12/31/04 with theoretical investments in the MSCI EAFE Index (Gross) and the MSCI EAFE Index (Net) (the “Indices”). The Indices are free float-adjusted market capitalization indices that measure developed foreign market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (Gross) is calculated on a total-return basis with the maximum possible dividend reinvestment (before taxes). The MSCI EAFE Index (Net) is calculated on a total-return basis with net dividends reinvested after deduction of foreign withholding taxes. The Indices are unmanaged and it is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Indices figures are from Morgan Stanley & Company, Inc. and all other figures are from First Investors Management Company, Inc.

61

Portfolio of Investments
INTERNATIONAL FUND
December 31, 2014

Shares		Security	Value
		COMMON STOCKS—98.9%
		United Kingdom—18.0%
147,922		British American Tobacco, PLC	$ 8,016,049
114,871		Diageo, PLC	3,290,725
139,159		Domino’s Pizza Group, PLC	1,519,394
78,491	*	Persimmon, PLC	1,917,060
61,904		Reckitt Benckiser Group, PLC	5,013,857
75,791		SABMiller, PLC	3,951,081
			23,708,166
		Switzerland—15.4%
411		Chocoladefabriken Lindt & Spruengli AG	2,032,177
29,637		Compagnie Financiere Richemont SA	2,627,576
17,637		DKSH Holding, Ltd.	1,342,690
76,139		Nestle SA – Registered	5,550,610
21,856		Roche Holding AG – Genusscheine	5,921,713
1,373		SGS SA – Registered	2,803,625
			20,278,391
		India—12.4%
347,035		HDFC Bank, Ltd.	5,212,016
84,058		Hindustan Unilever, Ltd.	1,010,175
360,138		Housing Development Finance Corporation	6,458,123
618,690		ITC, Ltd.	3,604,097
			16,284,411
		France—8.5%
14,605		Air Liquide SA	1,807,223
102,237		Bureau Veritas SA	2,265,164
20,866		Essilor International SA	2,326,968
4,622		Hermes International	1,645,818
11,069		L’Oreal SA	1,852,644
11,137		Pernod Ricard SA	1,237,743
			11,135,560

62

Shares		Security	Value
		United States—7.0%
77,793		Philip Morris International, Inc.	$ 6,336,240
2,561	*	Priceline.com, Inc.	2,920,078
			9,256,318
		Canada—6.8%
48,185		Alimentation Couche-Tard – Class “B”	2,018,146
42,500		Bank of Nova Scotia	2,426,429
60,994		Enbridge, Inc.	3,136,849
26,672		Shaw Communications, Inc. – Class “B”	719,946
28,851		Silver Wheaton Corporation	586,804
			8,888,174
		Netherlands—5.2%
11,793		Core Laboratories NV	1,419,170
138,351		Unilever NV-CVA	5,411,992
			6,831,162
		China—4.3%
14,719	*	Alibaba Group Holding, Ltd. (ADR)	1,529,893
11,400	*	Baidu, Inc. (ADR)	2,598,858
107,165		Tencent Holdings, Ltd.	1,550,563
			5,679,314
		Hong Kong—4.3%
100,251		Cheung Kong Infrastructure Holdings, Ltd.	737,222
198,326		Galaxy Entertainment Group, Ltd.	1,102,041
297,986		Link REIT (REIT)	1,865,619
388,991		Sands China, Ltd.	1,893,665
			5,598,547
		Australia—4.1%
41,571		CSL, Ltd.	2,920,185
52,014		Ramsay Health Care, Ltd.	2,411,275
			5,331,460
		Denmark—3.5%
9,639		Coloplast A/S – Series “B”	806,635
88,496		Novo Nordisk A/S – Series “B”	3,743,362
			4,549,997

63

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2014

Shares or
Principal
Amount	Security	Value
	Brazil—3.0%
99,340	Cielo SA	$ 1,557,256
180,614	Itau Unibanco Holding SA (ADR)	2,349,788
		3,907,044
	Spain—1.5%
48,300	Grifols SA	1,927,346
	South Africa—1.4%
14,126	Naspers, Ltd.	1,827,272
	Japan—1.3%
14,900	Daito Trust Construction Company, Ltd.	1,690,224
	Ireland—1.2%
18,453	Paddy Power, PLC	1,538,699
	Germany—1.0%
9,578	Bayer AG	1,305,566
Total Value of Common Stocks (cost $95,445,397)		129,737,651
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—.7%
	United States
$1,000M	Fannie Mae, 0.02%, 1/20/2015 (cost $999,989)	999,989
Total Value of Investments (cost $96,445,386)	99.6%	130,737,640
Other Assets, Less Liabilities	.4	536,066
Net Assets	100.0%	$131,273,706

*	Non-income producing

Summary of Abbreviations:
	ADR	American Depositary Receipts
	REIT	Real Estate Investment Trust

64

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2		Level 3	Total
Common Stocks
United Kingdom	$—	$23,708,166		$—	$23,708,166
Switzerland	—	20,278,391		—	20,278,391
India	—	16,284,411		—	16,284,411
France	—	11,135,560		—	11,135,560
United States	9,256,318	—		—	9,256,318
Canada	8,888,174	—		—	8,888,174
Netherlands	1,419,170	5,411,992		—	6,831,162
China	4,128,751	1,550,563		—	5,679,314
Hong Kong	—	5,598,547		—	5,598,547
Australia	—	5,331,460		—	5,331,460
Denmark	—	4,549,997		—	4,549,997
Brazil	2,349,788	1,557,256		—	3,907,044
Spain	—	1,927,346		—	1,927,346
South Africa	—	1,827,272		—	1,827,272
Japan	—	1,690,224		—	1,690,224
Ireland	—	1,538,699		—	1,538,699
Germany	—	1,305,566		—	1,305,566
Short-Term U.S. Government
Agency Obligations	—	999,989		—	999,989
Total Investments in Securities	$26,042,201	$104,695,439	*	$—	$130,737,640

*	Includes certain foreign securities that were fair valued due to fluctuation in U.S. securities markets exceeding a predetermined level or a foreign market being closed; therefore, $103,695,450 of investment securities were classified as Level 2 instead of Level 1.

65

Portfolio of Investments (continued)
INTERNATIONAL FUND
December 31, 2014

Transfers between Level 1 and Level 2 securities as of December 31, 2014 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the mean price used (Level 2 securities). Transfers from Level 1 to Level 2 as of December 31, 2014 were $68,026,917. Transfers, if any, between Levels are recognized at the end of the reporting period.

The following is a reconciliation of Fund investments valued using Level 3 inputs for the year:

Investments
in Common
Stocks
Balance, December 31, 2013	$18,264
Purchases	—
Sales	(18,133)
Change in unrealized
depreciation	(18,264)
Realized gain	18,133
Transfer into Level 3	—
Transfer out of Level 3	—
Balance, December 31, 2014	$—

66	See notes to financial statements

Portfolio Managers’ Letter
INVESTMENT GRADE FUND

Dear Investor:

We’re pleased to send you the First Investors Life Investment Grade Fund annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 5.86%, including dividends of 46.0 cents per share.

Economic Overview and Market Summary

The U.S. economy grew at approximately 2.5% during 2014, with growth accelerating in the second half of the year. Of note, the unemployment rate fell from 6.7% to 5.6%, its lowest level since 2008, as the economy created the most jobs in fifteen years. This good news was tempered by a continued decline in the labor force participation rate (i.e., the percent of the population participating in the labor force) and anemic wage growth. Inflation was subdued with consumer prices increasing only 0.8%, compared to 1.5% in 2013, in part due to the decline in energy prices during the fourth quarter.

The improvement in the economy and labor market allowed the Federal Reserve (the “Fed”) to conclude its bond buying program — part of its effort to stimulate growth by lowering interest rates — in October. As well, the Fed remained on course to begin raising the federal funds rate in the second half of 2015, although low inflation (below the Fed’s 2% target) and international developments could delay rate hikes.

Long-term U.S. interest rates moved sharply lower throughout the review period, despite a strong consensus at the beginning of the year that rates would continue to rise. The move down in long-term yields reflected a number of factors: slower than expected global growth (especially in Europe), very low foreign interest rates, geopolitical events (e.g., Ukraine, Gaza, ISIS, Ebola) that supported “flight-to-safety” flows into the U.S. bond market, investors’ belief that the upcoming Fed tightening cycle would be more limited than in the past, and deflationary fears which were exacerbated by the collapse in oil prices. For the year, the benchmark 10-year U.S. Treasury note yield fell from 3.03%, a two-and-a-half year high, to 2.17%.

The broad U.S. bond market returned 6.3% during the review period, according to Bank of America Merrill Lynch. In particular, long-term bonds had very strong returns as interest rates fell and bond prices rose (interest rates, or yields, and bond prices have an inverse relationship; bond prices rise as interest rates fall). Notably, Treasury securities with maturities longer than ten years gained over 24%.

Returns varied by sector. Investment-grade corporate bonds gained 7.5% as the benefit of lower interest rates offset the negative impact of wider spreads. Mortgage-backed securities and the broad Treasury market returned 6.1% and 6%, respectively. High yield bonds lagged the broad bond market, gaining 2.5% returns as spreads widened. Non-U.S. government bonds also underperformed the broad market, returning 1.1%, as the substantial appreciation of the U.S. Dollar offset gains from lower interest rates. Money market returns continued to be essentially flat, reflecting the Fed’s continuation of very easy monetary policy.

67

Portfolio Managers’ Letter (continued)
INVESTMENT GRADE FUND

Corporate Bond Market

The corporate bond market began the review period on a firm note with corporate spreads tightening as Treasury yields began to fall. Very strong technicals helped support the market as a wave of new issue supply met an upsurge in demand for investment-grade corporate debt. In the second half of 2014, however, corporate spreads began to widen as volatility increased in the market. In particular, with the 50% drop in the price of oil, many non-financial sectors began to experience pronounced weakness. Less volatile sectors became safe havens for corporate bond investors as riskier assets traded with greater volatility. The market was also pressured later in the year by record new issue supply as corporations took advantage of very low interest rates to issue debt.

The corporate bond market returned 7.5%, according to Bank of America Merrill Lynch. The positive returns of the corporate bond market during the review period were predominantly a result of duration (a measurement of interest rate risk) and Treasury yield curve movement. Of note, corporate bonds with maturities greater than 10 years returned 16.5%, reflecting the substantial move lower in long-term bond yields.

Fund Review and Performance Attribution

The Fund invests in investment-grade fixed income securities. The majority of the Fund’s assets were invested in investment-grade corporate bonds.

The Fund underperformed its benchmark, the Bank of America Merrill Lynch U.S. Corporate Index, during the review period. The relative performance was predominantly a function of the Fund’s positioning for higher interest rates. Specifically, the Fund was negatively impacted by its underweight in corporate bonds with maturities greater than 10 years, which significantly outperformed shorter-dated corporate bonds.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

68

Fund Expenses (unaudited)
INVESTMENT GRADE FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$1,011.74	$3.40
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.83	$3.41

*	Expenses are equal to the annualized expense ratio of .67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

69

Cumulative Performance Information (unaudited)
INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Investment Grade Fund and the Bank of America (“BofA”) Merrill Lynch U.S. Corporate Master Index.

The graph compares a $10,000 investment in the First Investors Life Series Investment Grade Fund beginning 12/31/04 with a theoretical investment in the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”). The Index includes publicly-issued, fixed-rate, non-convertible investment grade dollar-denominated, S.E.C.-registered corporate debt having at least one year to maturity and an outstanding par value of at least $250 million. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been 5.70%, 6.12% and 4.73%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Bank of America Merrill Lynch & Co. and all other figures are from First Investors Management Company, Inc.

70

Portfolio of Investments
INVESTMENT GRADE FUND
December 31, 2014

Principal
Amount	Security	Value
	CORPORATE BONDS—96.8%
	Agriculture—.7%
$ 400M	Cargill, Inc., 6%, 11/27/2017 (a)	$ 447,292
	Automotive—1.2%
200M	Daimler Finance NA, LLC, 2.95%, 1/11/2017 (a)	206,393
500M	Johnson Controls, Inc., 5%, 3/30/2020	549,365
		755,758
	Chemicals—2.5%
450M	CF Industries, Inc., 3.45%, 6/1/2023	440,690
500M	Dow Chemical Co., 4.25%, 11/15/2020	535,957
500M	LyondellBasell Industries NV, 6%, 11/15/2021	576,302
		1,552,949
	Consumer Durables—.5%
265M	Newell Rubbermaid, Inc., 4.7%, 8/15/2020	285,398
	Energy—9.2%
575M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	622,601
500M	Continental Resources, Inc., 5%, 9/15/2022	484,375
400M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	399,818
400M	DCP Midstream, LLC, 9.75%, 3/15/2019 (a)	500,768
500M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	523,013
500M	Kinder Morgan Energy Partners, LP, 3.45%, 2/15/2023	479,465
500M	Nabors Industries, Inc., 6.15%, 2/15/2018	521,151
400M	ONEOK Partners, LP, 3.375%, 10/1/2022	370,884
500M	Petrobras International Finance Co., 5.375%, 1/27/2021	465,785
400M	Spectra Energy Capital, LLC, 6.2%, 4/15/2018	444,796
466M	Valero Energy Corp., 9.375%, 3/15/2019	581,684
400M	Weatherford International, Inc., 6.35%, 6/15/2017	427,842
		5,822,182
	Financial Services—16.9%
250M	Aflac, Inc., 8.5%, 5/15/2019	312,724
	American Express Co.:
400M	7%, 3/19/2018	463,119
200M	4.05%, 12/3/2042	202,660
	American International Group, Inc.:
300M	5.85%, 1/16/2018	335,666
300M	6.4%, 12/15/2020	358,193
500M	Ameriprise Financial, Inc., 5.3%, 3/15/2020	566,450

71

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2014

Principal
Amount	Security	Value
	Financial Services (continued)
$ 600M	Assured Guaranty US Holding, Inc., 5%, 7/1/2024	$ 633,683
400M	Berkshire Hathaway, Inc., 3.4%, 1/31/2022	417,143
200M	BlackRock, Inc., 5%, 12/10/2019	226,366
400M	CoBank ACB, 7.875%, 4/16/2018 (a)	470,142
300M	Compass Bank, 6.4%, 10/1/2017	328,062
	ERAC USA Finance, LLC:
500M	4.5%, 8/16/2021 (a)	535,397
500M	7%, 10/15/2037 (a)	675,989
600M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	743,987
	General Electric Capital Corp.:
1,000M	5.3%, 2/11/2021	1,142,892
900M	6.75%, 3/15/2032	1,232,756
300M	Harley-Davidson Financial Services, Inc., 2.4%, 9/15/2019 (a)	300,311
200M	Harley-Davidson Funding Corp., 6.8%, 6/15/2018 (a)	232,078
400M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	433,416
600M	Protective Life Corp., 7.375%, 10/15/2019	722,782
300M	Prudential Financial, Inc., 7.375%, 6/15/2019	360,995
		10,694,811
	Financials—20.8%
	Bank of America Corp.:
350M	5.65%, 5/1/2018	389,138
625M	5%, 5/13/2021	698,366
475M	5.875%, 2/7/2042	596,622
	Barclays Bank, PLC:
400M	5.125%, 1/8/2020	448,993
600M	3.75%, 5/15/2024	619,669
	Citigroup, Inc.:
1,250M	6.125%, 11/21/2017	1,394,784
200M	4.5%, 1/14/2022	218,883
400M	Deutsche Bank AG London, 3.7%, 5/30/2024	406,709
	Goldman Sachs Group, Inc.:
200M	5.375%, 3/15/2020	224,293
600M	5.75%, 1/24/2022	694,687
300M	3.625%, 1/22/2023	304,314
500M	6.125%, 2/15/2033	614,643
	JPMorgan Chase & Co.:
900M	6%, 1/15/2018	1,007,377
400M	4.5%, 1/24/2022	437,364

72

Principal
Amount	Security	Value
	Financials (continued)
	Morgan Stanley:
$ 500M	5.95%, 12/28/2017	$ 555,959
600M	6.625%, 4/1/2018	683,926
850M	5.5%, 7/28/2021	965,994
600M	SunTrust Banks, Inc., 6%, 9/11/2017	665,542
400M	UBS AG, 4.875%, 8/4/2020	445,414
500M	U.S. Bancorp., 3.6%, 9/11/2024	508,784
	Wells Fargo & Co.:
300M	4.6%, 4/1/2021	334,254
900M	3.45%, 2/13/2023	913,108
		13,128,823
	Food/Beverage/Tobacco—7.2%
500M	Altria Group, Inc., 9.7%, 11/10/2018	635,433
500M	Anheuser-Busch InBev SA/NV, 4.625%, 2/1/2044	546,082
200M	Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/2019	240,967
550M	Bunge Ltd. Finance Corp., 8.5%, 6/15/2019	675,331
700M	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/2018	808,275
300M	Ingredion, Inc., 4.625%, 11/1/2020	323,589
400M	Philip Morris International, Inc., 5.65%, 5/16/2018	451,000
	SABMiller Holdings, Inc.:
400M	3.75%, 1/15/2022 (a)	418,128
400M	4.95%, 1/15/2042 (a)	452,359
		4,551,164
	Forest Products/Container—.8%
500M	Rock-Tenn Co., 4.9%, 3/1/2022	537,908
	Health Care—4.3%
400M	Biogen IDEC, Inc., 6.875%, 3/1/2018	461,306
	Express Scripts Holding Co.:
450M	4.75%, 11/15/2021	497,331
200M	3.5%, 6/15/2024	199,696
400M	Laboratory Corp. of America Holdings, 3.75%, 8/23/2022	409,890
400M	Mylan, Inc., 3.125%, 1/15/2023 (a)	387,431
400M	Novartis Capital Corp., 4.4%, 5/6/2044	450,185
200M	Novartis Securities Investments, Ltd., 5.125%, 2/10/2019	224,776
58M	Roche Holdings, Inc., 6%, 3/1/2019 (a)	67,052
		2,697,667

73

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2014

Principal
Amount	Security	Value
	Information Technology—1.7%
$ 400M	Harris Corp., 4.4%, 12/15/2020	$ 427,674
200M	Pitney Bowes, Inc., 5.75%, 9/15/2017	219,008
400M	Symantec Corp., 3.95%, 6/15/2022	403,153
		1,049,835
	Manufacturing—3.0%
750M	CRH America, Inc., 8.125%, 7/15/2018	898,307
400M	Ingersoll-Rand Global Holdings Co., Ltd., 6.875%, 8/15/2018	464,724
500M	Tyco Electronics Group SA, 6.55%, 10/1/2017	563,173
		1,926,204
	Media-Broadcasting—4.0%
200M	ABC, Inc., 8.75%, 8/15/2021	268,266
400M	British Sky Broadcasting Group, PLC, 9.5%, 11/15/2018 (a)	502,910
350M	CBS Corp., 3.375%, 3/1/2022	352,063
500M	Comcast Corp., 4.25%, 1/15/2033	531,148
400M	DirecTV Holdings, LLC, 3.8%, 3/15/2022	407,585
400M	Time Warner Cable, Inc., 5%, 2/1/2020	441,291
		2,503,263
	Media-Diversified—1.4%
	McGraw-Hill Financial, Inc.:
620M	5.9%, 11/15/2017	674,148
200M	6.55%, 11/15/2037	217,759
		891,907
	Metals/Mining—4.7%
500M	Alcoa, Inc., 6.15%, 8/15/2020	562,852
400M	ArcelorMittal, 6.125%, 6/1/2018	427,500
400M	Glencore Finance Canada, Ltd., 4.95%, 11/15/2021 (a)	422,605
500M	Newmont Mining Corp., 5.125%, 10/1/2019	536,386
500M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	514,660
500M	Vale Overseas, Ltd., 5.625%, 9/15/2019	534,510
		2,998,513
	Real Estate Investment Trusts—4.5%
400M	Boston Properties, LP, 5.875%, 10/15/2019	458,654
450M	Digital Realty Trust, LP, 5.25%, 3/15/2021	493,504
400M	HCP, Inc., 5.375%, 2/1/2021	447,246

74

Principal
Amount	Security	Value
	Real Estate Investment Trusts (continued)
	ProLogis, LP:
$ 300M	4.5%, 8/15/2017	$ 319,882
200M	3.35%, 2/1/2021	202,952
500M	Simon Property Group, LP, 3.375%, 10/1/2024	509,612
400M	Ventas Realty, LP, 4.75%, 6/1/2021	435,341
		2,867,191
	Retail-General Merchandise—1.5%
600M	GAP, Inc., 5.95%, 4/12/2021	683,710
200M	Home Depot, Inc., 5.875%, 12/16/2036	262,087
		945,797
	Telecommunications—1.5%
400M	AT&T, Inc., 6.5%, 9/1/2037	495,778
400M	Verizon Communications, Inc., 5.15%, 9/15/2023	442,006
		937,784
	Transportation—2.7%
400M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	463,066
400M	Con-way, Inc., 7.25%, 1/15/2018	454,882
440M	GATX Corp., 4.75%, 6/15/2022	484,609
300M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	323,676
		1,726,233
	Utilities—7.7%
300M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	320,296
300M	E.ON International Finance BV, 5.8%, 4/30/2018 (a)	334,840
200M	Electricite de France SA, 6.5%, 1/26/2019 (a)	234,305
300M	Entergy Arkansas, Inc., 4.95%, 12/15/2044	314,427
400M	Exelon Generation Co., LLC, 5.2%, 10/1/2019	442,476
	Great River Energy Co.:
66M	5.829%, 7/1/2017 (a)	70,480
280M	4.478%, 7/1/2030 (a)	303,179
600M	National Fuel Gas Co., 8.75%, 5/1/2019	742,044
450M	Ohio Power Co., 5.375%, 10/1/2021	521,299

75

Portfolio of Investments (continued)
INVESTMENT GRADE FUND
December 31, 2014

Principal
Amount	Security	Value

	Utilities (continued)
$ 450M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	$ 457,853
400M	Sempra Energy, 9.8%, 2/15/2019	514,092
500M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	618,503
		4,873,794
Total Value of Corporate Bonds (cost $58,393,539)	96.8%	61,194,473
Other Assets, Less Liabilities	3.2	2,008,243
Net Assets	100.0%	$63,202,716

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$—	$61,194,473	$—	$61,194,473

*	The Portfolio of Investments provides information on the industry categorization for corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

76	See notes to financial statements

Portfolio Managers’ Letter
LIMITED DURATION HIGH QUALITY BOND FUND

Dear Investor:

We’re pleased to send you the First Investors Life Limited Duration High Quality Bond Fund annual report for the year ended December 31, 20141. During the period, the Fund’s return on a net asset value basis was –2.60% and did not make any distributions.

Economic Overview and Market Summary

The U.S. economy grew at approximately 2.5% during 2014, with growth accelerating in the second half of the year. Of note, the unemployment rate fell from 6.7% to 5.6%, its lowest level since 2008, as the economy created the most jobs in fifteen years. This good news was tempered by a continued decline in the labor force participation rate (i.e., the percentage of the population participating in the labor force) and anemic wage growth. Inflation was subdued with consumer prices increasing only 0.8%, compared to 1.5% in 2013, in part due to the decline in energy prices during the fourth quarter.

The improvement in the economy and labor market allowed the Federal Reserve (the “Fed”) to conclude its bond buying program — part of its effort to stimulate growth by lowering interest rates — in October. As well, the Fed remained on course to begin raising the federal funds rate in the second half of 2015, although low inflation (below the Fed’s 2% target) and international developments could delay rate hikes.

Long-term U.S. interest rates moved sharply lower throughout the review period, despite a strong consensus at the beginning of the year that rates would continue to rise. The move down in long-term yields reflected a number of factors: slower than expected global growth (especially in Europe), very low foreign interest rates, geopolitical events (e.g. Ukraine, Gaza, ISIS, Ebola) that supported “flight-to-safety” flows into the U.S. bond market, investors’ belief that the upcoming Fed tightening cycle would be more limited than in the past, and deflationary fears which were exacerbated by the collapse in oil prices. For the year, the benchmark 10-year U.S. Treasury note yield fell from 3.03%, a two-and-a-half year high, to 2.17%.

The broad U.S. bond market returned 6.3% during the review period, according to Bank of America Merrill Lynch. In particular, long-term bonds had very strong returns as interest rates fell and bond prices rose (interest rates, or yields, and bond prices have an inverse relationship; bond prices rise as interest rates fall). Notably, Treasury securities with maturities longer than ten years gained over 24%.

Returns varied by sector. Investment-grade corporate bonds gained 7.5% as the benefit of lower interest rates offset the negative impact of wider spreads. Mortgage-backed securities and the broad Treasury market returned 6.1% and 6%, respectively. High yield bonds lagged the broad bond market, gaining 2.5% as spreads widened. Non-U.S. government bonds also underperformed the broad market, returning 1.1%, as the substantial appreciation of the U.S. Dollar offset gains from lower interest rates. Money

77

Portfolio Managers’ Letter (continued)
LIMITED DURATION HIGH QUALITY BOND FUND

market returns continued to be essentially flat, reflecting the Fed’s continuation of very easy monetary policy.

Fund Review and Performance Attribution

The Fund invests in investment-grade fixed income securities. The majority of the Fund’s assets were invested in investment-grade corporate bonds, mortgage-backed securities, and U.S. Government securities. The Fund seeks to maintain an average duration of between two and six years.

Since the Fund was incepted on July 1, 2014, it does not have a full year of performance to compare with its benchmark, the Bank of America Merrill Lynch 1–5 Year Broad Market Index, for the review period. The Fund underperformed the Index when compared over the period since the Fund’s inception. Relative performance was predominantly a function of asset allocation and Treasury yield curve movements. Specifically, the Fund’s overweight in shorter duration corporate bonds negatively impacted performance. This was partially offset by the Fund’s overweight in mortgage-backed securities, which had the highest returns relative to other fixed income sectors the Fund invested in during the review period.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

1 The Fund’s performance and the performance of its benchmark are since July 1, 2014, the date the Fund commenced operations.

78

Fund Expenses (unaudited)
LIMITED DURATION HIGH QUALITY BOND FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)*	(12/31/14)	(7/1/14–12/31/14)**
Expense Examples
Actual	$1,000.00	$974.00	$28.96
Hypothetical
(5% annual return before expenses)	$1,000.00	$995.87	$29.28

*	Commencement of operations.

**	Expenses are equal to the annualized expense ratio of 5.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

79

Portfolio of Investments
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2014

Shares or
Principal
Amount	Security	Value
	EXCHANGE TRADED FUNDS—41.7%
	Short-Term Corporate Bond Fund
13,420	Vanguard S/T Corporation Bond ETF (ETF) (cost $1,074,965)	$ 1,068,635
	U.S. GOVERNMENT OBLIGATIONS—17.6%
	U.S. Treasury Notes:
$125M	0.5%, 6/15/2016	125,107
150M	0.625%, 12/31/2016	149,812
150M	0.875%, 5/15/2017	150,094
25M	0.875%, 11/15/2017	24,883
Total Value of U.S. Government Obligations (cost $450,162)		449,896
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—17.5%
	Fannie Mae
92M	2.5%, 1/1/2023 – 6/1/2023	95,177
227M	3%, 11/1/2021 – 5/1/2023	236,816
25M	3.5%, 12/1/2023	26,206
85M	4%, 1/1/2021 – 9/1/2024 (a)	91,130
Total Value of Residential Mortgage-Backed Securities (cost $448,931)		449,329
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—10.6%
71M	Federal Farm Credit Bank 5.125% 8/25/2016	76,274
100M	Federal Home Loan Bank, 0.875%, 5/24/2017	99,851
95M	Freddie Mac, 1.75%, 5/30/2019	95,587
Total Value of U.S. Government Agency Obligations (cost $271,778)		271,712
	ASSET BACKED SECURITIES—7.4%
	Fixed Autos—5.9%
35M	Ford Credit Auto Owner Trust, 1%, 9/15/2017	35,097
45M	Honda Auto Receivables Owner Trust, 1.46%, 10/15/2020	44,915
70M	Nissan Auto Receivables Owner Trust, 1%, 7/16/2018	70,223
		150,235

80

Principal
Amount	Security		Value
	Fixed Financials—1.5%
$ 40M	Chase Issuance Trust, 1.3%, 2/18/2020		$ 39,668
Total Value of Asset Backed Securities (cost $190,047)			189,903
Total Value of Investments (cost $2,435,883)		94.8%	2,429,475
Other Assets, Less Liabilities		5.2	131,784
Net Assets		100.0%	$2,561,259

(a)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

Summary of Abbreviations:
	ETF	Exchange Traded Fund

81

Portfolio of Investments (continued)
LIMITED DURATION HIGH QUALITY BOND FUND
December 31, 2014

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$1,068,635	$—	$—	$1,068,635
U.S. Government Obligations	—	449,896	—	449,896
Residential Mortgage-Backed
Securities	—	449,329	—	449,329
U.S. Government Agency
Obligations	—	271,712	—	271,712
Asset Backed Securities	—	189,903	—	189,903
Total Investments in Securities*	$1,068,635	$1,360,840	$—	$2,429,475

*	The Portfolio of Investments provides information on the industry categorization for exchange traded funds and asset-backed securities.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

82	See notes to financial statements

Portfolio Managers’ Letter
OPPORTUNITY FUND

Dear Investor:

We’re pleased to send you the First Investors Life Opportunity Fund annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 5.73%, including capital gains of 0.7 cents per share.

Fund Review and Performance Attribution

The Fund’s performance in 2014 was positive on an absolute basis. Due to stock selection, however, it did not keep up with the broader market. The Fund’s absolute performance was mainly attributable to investments in the health care and information technology sectors. Among the Fund’s health care stocks, Actavis, which makes generic and specialty pharmaceuticals, ended months of speculation in November when it agreed to acquire Allergan Inc. in an accretive $65 billion transaction. Actavis has a strong record of cutting costs from acquired companies to create strong earnings growth. Among our information technology stocks, Avago Technologies, which makes optoelectric components and subsystems used in wireless communications, beat and raised earnings expectations three times during the year. Earnings growth accelerated due to cost-cutting from a recent acquisition. The company also benefitted from its greater-than-expected iPhone 6 content.

On a relative basis, the Fund underperformed its benchmark, the S&P MidCap 400, which gained 9.77% over the review period, primarily due to stock selection in the consumer staples sector. In particular, Nu Skin Enterprises, a direct seller of personal care products and nutritional supplements, stock price fell when it suspended recruitment of distributors in China after the Chinese government decided to examine Nu Skin’s business practices. Later, in August and again in November, Nu Skin Enterprises cautioned that earnings would fall below expectations.

Among positives to relative performance, the Fund’s stock selection in the health care and industrial sectors helped. In health care, Actavis — discussed above — was the primary driver of outperformance. Among the Fund’s industrial stocks, Ryder System, a truck lease and commercial rental company, benefitted from increased industry regulatory burdens and an improved macro environment, which caused private fleet operators to favor outsourcing.

83

Portfolio Managers’ Letter (continued)
OPPORTUNITY FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

84

Fund Expenses (unaudited)
OPPORTUNITY FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$1,008.82	$4.86
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.37	$4.89

*	Expenses are equal to the annualized expense ratio of .96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

85

Cumulative Performance Information (unaudited)
OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Opportunity Fund and the Standard & Poor’s MidCap 400 Index.

The graph compares a $10,000 investment in the First Investors Life Series Opportunity Fund beginning 12/17/12 (commencement of operations) with a theoretical investment in the Standard & Poor’s MidCap 400 Index (the “Index”). The Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management Company, Inc.

86

Portfolio of Investments
OPPORTUNITY FUND
December 31, 2014

Shares		Security	Value
		COMMON STOCKS—97.0%
		Consumer Discretionary—20.3%
5,300	*	Belmond, Ltd. – Class “A”	$ 65,561
4,875		BorgWarner, Inc.	267,881
7,350		CST Brands, Inc.	320,533
7,200		Delphi Automotive, PLC	523,584
50	*	El Pollo Loco Holdings, Inc.	998
3,000		Ethan Allen Interiors, Inc.	92,910
4,000		Foot Locker, Inc.	224,720
1,775		GNC Holdings, Inc. – Class “A”	83,354
3,100		Harman International Industries, Inc.	330,801
7,800	*	Jarden Corporation	373,464
2,750		L Brands, Inc.	238,013
3,550		Lear Corporation	348,184
3,000	*	Metaldyne Performance Group, Inc.	52,080
5,650		Newell Rubbermaid, Inc.	215,209
1,525		Nordstrom, Inc.	121,070
4,600		Penske Automotive Group, Inc.	225,722
200	*	Performance Sports Group, Ltd.	3,598
800		Ralph Lauren Corporation	148,128
12,500		Ruth’s Hospitality Group, Inc.	187,500
8,600	*	ServiceMaster Global Holdings, Inc.	230,222
4,125	*	TRW Automotive Holdings Corporation	424,256
4,000		Tupperware Brands Corporation	252,000
1,300		Whirlpool Corporation	251,862
10,700	*	William Lyon Homes – Class “A”	216,889
10,250		Winnebago Industries, Inc.	223,040
1,875		Wyndham Worldwide Corporation	160,800
			5,582,379
		Consumer Staples—2.5%
100	*	Amira Nature Foods, Ltd.	1,435
4,575		Avon Products, Inc.	42,959
600		McCormick & Company, Inc.	44,580
6,700		Nu Skin Enterprises, Inc. – Class “A”	292,790
6,700		Pinnacle Foods, Inc.	236,510
2,200		Tootsie Roll Industries, Inc.	67,430
			685,704

87

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2014

Shares		Security	Value
		Energy—5.5%
925	*	Dril-Quip, Inc.	$ 70,975
2,475		Ensco, PLC – Class “A”	74,126
2,400		EOG Resources, Inc.	220,968
2,750		EQT Corporation	208,175
7,200	*	Helix Energy Solutions Group, Inc.	156,240
2,600		Hess Corporation	191,932
4,200		National Oilwell Varco, Inc.	275,226
1,275		Noble Corporation, PLC	21,127
4,700		RPC, Inc.	61,288
9,000	*	RSP Permian, Inc.	226,260
			1,506,317
		Financials—14.7%
1,775		Ameriprise Financial, Inc.	234,744
6,750		Berkshire Hills Bancorp, Inc.	179,955
9,450		Brixmor Property Group, Inc. (REIT)	234,738
1,500		Citizens Financial Group, Inc.	37,290
3,200		City National Corporation	258,592
5,800		Discover Financial Services	379,842
4,575		Douglas Emmett, Inc. (REIT)	129,930
1,325		Federal Realty Investment Trust (REIT)	176,834
2,800		Financial Select Sector SPDR Fund (ETF)	69,244
3,000		First Republic Bank	156,360
5,300	*	Health Insurance Innovations, Inc. – Class “A”	37,948
2,000		iShares Core S&P Mid-Cap ETF (ETF)	289,600
3,550		iShares Russell 2000 ETF (ETF)	424,829
3,595		NASDAQ OMX Group, Inc.	172,416
3,000		Oritani Financial Corporation	46,200
7,700		Protective Life Corporation	536,305
4,600	*	Realogy Holdings Corporation	204,654
2,800		SPDR S&P Regional Banking (ETF)	113,960
6,400		Sterling Bancorp	92,032
5,350		Waddell & Reed Financial, Inc. – Class “A”	266,537
			4,042,010
		Health Care—16.8%
4,150	*	Actavis, PLC	1,068,252
1,475	*	Centene Corporation	153,179
2,250		DENTSPLY International, Inc.	119,857
400	*	Diplomat Pharmacy, Inc.	10,948

88

Shares		Security	Value
		Health Care (continued)
5,600	*	Gilead Sciences, Inc.	$ 527,856
6,750	*	Lannett Company, Inc.	289,440
2,375		McKesson Corporation	493,003
4,125		Omnicare, Inc.	300,836
2,250		Perrigo Company, PLC	376,110
5,700		Phibro Animal Health Corporation – Class “A”	179,835
13,000	*	Prestige Brands Holdings, Inc.	451,360
3,825		Thermo Fisher Scientific, Inc.	479,234
6,100	*	VWR Corporation	157,807
			4,607,717
		Industrials—15.6%
4,900		A.O. Smith Corporation	276,409
8,550		ADT Corporation	309,766
8,500		Advanced Drainage Systems, Inc.	195,330
6,450		Altra Industrial Motion Corporation	183,115
2,000	*	Armstrong World Industries, Inc.	102,240
1,500		Dover Corporation	107,580
1,425		G&K Services, Inc. – Class “A”	100,961
5,350	*	Generac Holdings, Inc.	250,166
5,000		Greenbrier Companies, Inc.	268,650
1,775		IDEX Corporation	138,166
6,575		ITT Corporation	266,025
2,475		J.B. Hunt Transport Services, Inc.	208,519
2,750		Regal-Beloit Corporation	206,800
1,200		Roper Industries, Inc.	187,620
4,155		Ryder System, Inc.	385,792
2,300		Snap-On, Inc.	314,502
1,275	*	TAL International Group, Inc.	55,552
1,775		Textainer Group Holdings, Ltd.	60,918
4,600		Textron, Inc.	193,706
4,750	*	United Rentals, Inc.	484,548
			4,296,365
		Information Technology—12.8%
7,350	*	ARRIS Group, Inc.	221,897
4,600		Avago Technologies, Ltd.	462,714
6,300	*	Blackhawk Network Holdings, Inc.	244,440
7,625		CDW Corporation	268,171
2,750	*	Fiserv, Inc.	195,167
4,525		Intersil Corporation – Class “A”	65,477

89

Portfolio of Investments (continued)
OPPORTUNITY FUND
December 31, 2014

Shares		Security		Value
		Information Technology (continued)
9,200		Juniper Networks, Inc.		$ 205,344
12,200		Mentor Graphics Corporation		267,424
9,600		Methode Electronics, Inc.		350,496
8,400		Symantec Corporation		215,502
3,850	*	Synaptics, Inc.		265,034
2,300		SYNNEX Corporation		179,768
3,600		TE Connectivity, Ltd.		227,700
8,400		Technology Select Sector SPDR Fund (ETF)		347,340
				3,516,474
		Materials—4.3%
3,700		Cytec Industries, Inc.		170,829
8,150		Freeport-McMoRan Copper & Gold, Inc.		190,384
2,200		H.B. Fuller Company		97,966
3,600		International Paper Company		192,888
1,200		Praxair, Inc.		155,472
1,675		Sigma-Aldrich Corporation		229,927
9,100	*	Trinseo SA		158,795
				1,196,261
		Utilities—4.5%
3,400		AGL Resources, Inc.		185,334
4,900	*	Dynegy, Inc.		148,715
3,625		NiSource, Inc.		153,773
4,425		Portland General Electric Company		167,398
4,125		SCANA Corporation		249,150
6,100		Wisconsin Energy Corporation		321,714
				1,226,084
Total Value of Common Stocks (cost $23,394,833)			97.0%	26,659,311
Other Assets, Less Liabilities			3.0	820,538
Net Assets			100.0%	$27,479,849

*	Non-income producing

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

90

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$26,659,311	$—	$—	$26,659,311

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	91

Portfolio Manager’s Letter
SELECT GROWTH FUND

Dear Investor:

I’m pleased to send you the First Investors Life Select Growth Fund annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 13.53%, including dividends of 4.6 cents per share and capital gains of 1.5 cents per share.

The Fund’s solid performance for the period was helped by attention to reasonable valuation levels, as stocks with deep value characteristics such as low price-to-earnings and low price-to-book ratios were the leaders in the overall market. In addition, the Fund’s focus on companies exhibiting good earnings quality characteristics was somewhat beneficial, as was the Fund’s exposure to the larger companies in the market. Several growth characteristics did not help during the year, however, as the strong market did not differentiate much between fast and slow growth.

Economic Overview and Market Summary

The market started the year with a January pullback and a February rally that resulted in modest positive performance for the first quarter, followed by solid returns in the second quarter. The second half of the review period saw the same pattern, with a quarter of moderate returns followed by solid returns in the year’s final quarter. Unquestionably, the volatility we experienced in the market, particularly in the second half of the year, is not uncommon for a midterm election year. While this year did not see a pullback with a magnitude typical of such a year, the uncertainty of the election is now in the past and we believe conditions are in place that could drive continued positive returns ahead. The U.S. economy is on a slow but improving trend, with earnings growth expected in the high single-digits range. With a favorable environment for corporate earnings coupled with valuation levels that are still fair relative to historical averages, we believe the companies owned in the Fund should continue to deliver solid results going forward.

Fund Review and Performance Attribution

The Fund’s strong performance for the year was helped by stock selections in the Consumer Staples and Industrials sectors. In Consumer Staples, the strong performance was due to grocer Kroger. The company is consolidating the business and also seeing strength in private brand and higher margin natural foods, helping shares gain 65% for the year. In the Industrials sector, Alaska Air Group continued to deliver solid earnings, which, combined with lower anticipated fuel prices, pushed the stock up 65% during the review period. Also, shares of railroad Union Pacific gained 36% over 2014, as demand for transportation remained strong.

92

On the negative side, the Financials sector proved challenging for the Fund during the year. Comerica declined over 4%, as weaker oil prices prompted concerns about negative impacts to the Texas economy, while American Express only gained 4% during the year, shy of the benchmark’s 11% return in the sector, as less non-interest revenue worried investors.

We are pleased to have generated a strong return, both in absolute terms and relative to the benchmark, the Russell 3000 Growth Index during 2014. Looking forward to 2015, we believe that equities are likely able to generate solid returns, as expectations for continued slow and steady economic growth should provide a solid foundation for strong business performance from the companies in the Fund. We continue to believe our focus on high quality companies, where earnings will likely exceed market expectations, is the key to generating excess returns over the long-term.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

93

Fund Expenses (unaudited)
SELECT GROWTH FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$1,070.15	$4.28
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.08	$4.18

*	Expenses are equal to the annualized expense ratio of .82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

94

Cumulative Performance Information (unaudited)
SELECT GROWTH FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Select Growth Fund and the Russell 3000 Growth Index.

The graph compares a $10,000 investment in the First Investors Life Series Select Growth Fund beginning 12/31/04 with a theoretical investment in the Russell 3000 Growth Index (the “Index”). The Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values (the Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

95

Portfolio of Investments
SELECT GROWTH FUND
December 31, 2014

Shares		Security	Value
		COMMON STOCKS—97.1%
		Consumer Discretionary—13.5%
18,300		Garmin, Ltd.	$ 966,789
32,330		Gentex Corporation	1,168,083
14,525		Home Depot, Inc.	1,524,689
13,820		Starbucks Corporation	1,133,931
13,000		Wyndham Worldwide Corporation	1,114,880
			5,908,372
		Consumer Staples—8.5%
7,400		Costco Wholesale Corporation	1,048,950
7,640		Kimberly-Clark Corporation	882,726
27,500		Kroger Company	1,765,775
			3,697,451
		Energy—5.3%
4,660		Chevron Corporation	522,759
5,080		ExxonMobil Corporation	469,646
7,720		Helmerich & Payne, Inc.	520,482
15,990		Valero Energy Corporation	791,505
			2,304,392
		Financials—8.2%
16,150		American Express Company	1,502,596
12,300		Comerica, Inc.	576,132
13,590		Discover Financial Services	890,009
5,900		Travelers Companies, Inc.	624,515
			3,593,252
		Health Care—18.0%
7,120	*	Actavis, PLC	1,832,759
16,200	*	Align Technology, Inc.	905,742
4,900		C.R. Bard, Inc.	816,438
11,100	*	Gilead Sciences, Inc.	1,046,286
6,090		Johnson & Johnson	636,831
7,420		McKesson Corporation	1,540,244
18,000	*	Quintiles Transnational Holdings, Inc.	1,059,660
			7,837,960

96

Shares		Security		Value
		Industrials—17.4%
22,860		Alaska Air Group, Inc.		$ 1,366,114
21,430		AMETEK, Inc.		1,127,861
9,540		Boeing Company		1,240,009
10,020		Rockwell Automation, Inc.		1,114,224
10,300		Union Pacific Corporation		1,227,039
17,390		Wabtec Corporation		1,511,017
				7,586,264
		Information Technology—26.2%
5,830	*	Alliance Data Systems Corporation		1,667,671
15,500		Amdocs, Ltd.		723,153
9,200	*	ANSYS, Inc.		754,400
20,850		Apple, Inc.		2,301,423
26,300	*	Aspen Technology, Inc.		921,026
39,100		Cisco Systems, Inc.		1,087,566
10,200		DST Systems, Inc.		960,330
8,300	*	F5 Networks, Inc.		1,082,860
11,400	*	Facebook, Inc. – Class “A”		889,428
25,610		Hewlett-Packard Company		1,027,729
				11,415,586
Total Value of Common Stocks (cost $29,803,270)			97.1%	42,343,277
Other Assets, Less Liabilities			2.9	1,243,486
Net Assets			100.0%	$43,586,763

*	Non-income producing

97

Portfolio of Investments (continued)
SELECT GROWTH FUND
December 31, 2014

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$42,343,277	$—	$—	$42,343,277

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

98	See notes to financial statements

Portfolio Manager’s Letter
SPECIAL SITUATIONS FUND

Dear Investor:

I’m pleased to send you the First Investors Life Special Situations Fund annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net-asset value basis was 6.30%, including dividends of 18.5 cents per share and capital gains of $6.61 per share.

Fund Review and Performance Attribution

The Fund performed well, posting strong results while also exceeding its benchmark index by a comfortable margin. The Fund’s absolute performance was mainly attributable to investments in health care, information technology, and financial stocks. Among health care stocks, Centene, a Medicaid managed care provider, benefitted from news that fees attributable to the Affordable Care Act would be borne by the states, rather than managed care operators. Furthermore, costs associated with exposure to Sovaldi, the company’s new high cost drug for hepatitis C, were lower than anticipated. Among information technology stocks, TriQuint Semiconductor, which makes components for the consumer smartphone market, benefitted from the following factors: 1) its announcement that it would merge with RF Micro Devices, and subsequently realize significant expense synergies; 2) the strong demand for its radio frequency component used in 4G LTE networks; and 3) its position as a component supplier for Apple’s iPhone. Among financial stocks held by the Fund, Protective Life Corporation, an insurance company, agreed to be acquired by Dai-Ichi Life Insurance Company for a hefty premium.

On a relative basis, the Fund outperformed its benchmark, the Russell 2000 Index, which gained 4.89% over the review period, primarily due to stock selection in the industrials, information technology and materials sectors. Among industrials, Ryder Systems, a truck lease and commercial rental company, has been a primary beneficiary of increased industry regulatory burdens and an improved macro environment, which has caused private fleet operators to favor outsourcing instead. In information technology, TriQuint Semiconductor — discussed above — was the primary driver of outperformance. In materials, Westlake Chemicals, a maker of vinyls, ethylene and other polymers, transferred assets to a limited partnership that benefited from favorable tax treatment. It also acquired a German chlor-vinyls producer in a highly accretive transaction.

99

Portfolio Manager’s Letter (continued)
SPECIAL SITUATIONS FUND

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

100

Fund Expenses (unaudited)
SPECIAL SITUATIONS FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$993.03	$3.97
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.23	$4.02

*	Expenses are equal to the annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

101

Cumulative Performance Information (unaudited)
SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Special Situations Fund and the Russell 2000 Index.

The graph compares a $10,000 investment in the First Investors Life Series Special Situations Fund beginning 12/31/04 with a theoretical investment in the Russell 2000 Index (the “Index”). The Index is an unmanaged Index that measures the performance of the small-cap segment of the U.S. equity universe. The Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividend and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Frank Russell and Company and all other figures are from First Investors Management Company, Inc.

102

Portfolio of Investments
SPECIAL SITUATIONS FUND
December 31, 2014

Shares		Security	Value
		COMMON STOCKS—98.7%
		Consumer Discretionary—16.8%
74,650	*	Belmond, Ltd. – Class “A”	$ 923,421
93,625		CST Brands, Inc.	4,082,986
25,000		Ethan Allen Interiors, Inc.	774,250
112,550	*	Fox Factory Holding Corporation	1,826,686
17,925		Hanesbrands, Inc.	2,000,788
17,500		Harman International Industries, Inc.	1,867,425
64,875	*	Jarden Corporation	3,106,215
55,325	*	Live Nation Entertainment, Inc.	1,444,536
30,250	*	Metaldyne Performance Group, Inc.	525,140
39,875		Penske Automotive Group, Inc.	1,956,666
28,200	*	Performance Sports Group, Ltd.	507,318
89,100		Regal Entertainment Group – Class “A”	1,903,176
118,225		Ruth’s Hospitality Group, Inc.	1,773,375
85,000	*	ServiceMaster Global Holdings, Inc.	2,275,450
42,275	*	Starz – Class “A”	1,255,568
28,650		Tupperware Brands Corporation	1,804,950
35,800	*	Visteon Corporation	3,825,588
74,000	*	William Lyon Homes – Class “A”	1,499,980
81,900		Winnebago Industries, Inc.	1,782,144
			35,135,662
		Consumer Staples—1.9%
155,000		Inventure Foods, Inc.	1,974,700
6,975		Nu Skin Enterprises, Inc. – Class “A”	304,808
45,550		Pinnacle Foods, Inc.	1,607,915
2,000	*	Smart & Final Stores, Inc.	31,460
			3,918,883
		Energy—6.2%
14,750	*	Dril-Quip, Inc.	1,131,767
79,725	*	Helix Energy Solutions Group, Inc.	1,730,032
93,212	*	Matrix Service Company	2,080,492
69,125	*	RSP Permian, Inc.	1,737,803
84,775	*	Stone Energy Corporation	1,431,002
86,375		Western Refining, Inc.	3,263,248
46,382	*	Whiting Petroleum Corporation	1,530,606
			12,904,950

103

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2014

Shares		Security	Value
		Financials—21.2%
60,275		American Financial Group, Inc.	$ 3,659,898
36,925		Aspen Insurance Holdings, Ltd.	1,616,207
71,675		Berkshire Hills Bancorp, Inc.	1,910,855
84,700		Brixmor Property Group, Inc. (REIT)	2,103,948
44,200		Brown & Brown, Inc.	1,454,622
26,575		City National Corporation	2,147,526
67,050		Douglas Emmett, Inc. (REIT)	1,904,220
17,625		Federal Realty Investment Trust (REIT)	2,352,232
45,675		Financial Select Sector SPDR Fund (ETF)	1,129,543
1,011		FNF Group, Inc.	34,829
65,000	*	Green Bancorp, Inc.	782,600
23,250		iShares Russell 2000 ETF (ETF)	2,782,327
75,500		Montpelier Re Holdings, Ltd.	2,704,410
67,350		OceanFirst Financial Corporation	1,154,379
58,325		Oritani Financial Corporation	898,205
21,900		Prosperity Bancshares, Inc.	1,212,384
63,700		Protective Life Corporation	4,436,705
43,800		SPDR S&P Regional Banking (ETF)	1,782,660
173,175		Sterling Bancorp	2,490,257
121,400	*	Strategic Hotels & Resorts, Inc. (REIT)	1,606,122
80,400		Sunstone Hotel Investors, Inc. (REIT)	1,327,404
101,875		TCF Financial Corporation	1,618,794
34,600		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	757,048
24,400		Waddell & Reed Financial, Inc. – Class “A”	1,215,608
76,000		Washington Prime Group, Inc. (REIT)	1,308,720
			44,391,503
		Health Care—11.1%
56,025	*	ANI Pharmaceuticals, Inc.	3,159,250
42,875	*	Centene Corporation	4,452,569
3,200	*	Diplomat Pharmacy, Inc.	87,584
63,275	*	Exactech, Inc.	1,491,392
123,000	*	Horizon Pharma, PLC	1,585,470
24,000	*	ICON, PLC	1,223,760
58,100	*	Lannett Company, Inc.	2,491,328
43,975		Omnicare, Inc.	3,207,097
37,100		PerkinElmer, Inc.	1,622,383
60,600		Phibro Animal Health Corporation – Class “A”	1,911,930
700	*	Surgical Care Affiliates, Inc.	23,555
72,200	*	VWR Corporation	1,867,814
			23,124,132

104

Shares		Security	Value
		Industrials—18.7%
42,800		A.O. Smith Corporation	$ 2,414,348
72,200		Advanced Drainage Systems, Inc.	1,659,156
49,150		Altra Industrial Motion Corporation	1,395,368
19,350		Applied Industrial Technologies, Inc.	882,166
17,975		G&K Services, Inc. – Class “A”	1,273,529
44,300	*	Generac Holdings, Inc.	2,071,468
34,500		Greenbrier Companies, Inc.	1,853,685
61,000		Industrial Select Sector SPDR Fund (ETF)	3,450,770
62,750		ITT Corporation	2,538,865
73,425		Kforce, Inc.	1,771,745
140,975	*	NCI Building Systems, Inc.	2,610,857
41,000		Orbital Sciences Corporation	1,102,490
22,000		Patrick Industries, Inc.	967,560
4,525		Precision Castparts Corporation	1,089,982
18,000		Regal-Beloit Corporation	1,353,600
53,275		Ryder System, Inc.	4,946,584
20,050		Snap-On, Inc.	2,741,637
14,250		Standex International Corporation	1,100,955
37,900	*	United Rentals, Inc.	3,866,179
			39,090,944
		Information Technology—16.2%
68,625	*	Advanced Energy Industries, Inc.	1,626,412
62,000	*	ARRIS Group, Inc.	1,871,780
59,925		Avnet, Inc.	2,577,973
63,950	*	Blackhawk Network Holdings, Inc.	2,481,260
106,100		CDW Corporation	3,731,537
61,625	*	CommScope Holding Company, Inc.	1,406,899
113,225	*	Entegris, Inc.	1,495,702
12,025		IAC/InterActiveCorp	731,000
66,200		Intersil Corporation – Class “A”	957,914
65,000	*	JDS Uniphase Corporation	891,800
102,225		Mentor Graphics Corporation	2,240,772
95,475		Methode Electronics, Inc.	3,485,792
53,025	*	Microsemi Corporation	1,504,850
25,000		Newport Corporation	477,750
98,275	*	Orbotech, Ltd.	1,454,470
30,500	*	OSI Systems, Inc.	2,158,485

105

Portfolio of Investments (continued)
SPECIAL SITUATIONS FUND
December 31, 2014

Shares or
Principal
Amount		Security	Value
		Information Technology (continued)
23,100	*	Synaptics, Inc.	$ 1,590,204
20,200		SYNNEX Corporation	1,578,832
26,575	*	Verint Systems, Inc.	1,548,791
			33,812,223
		Materials—3.2%
39,700		AptarGroup, Inc.	2,653,548
64,200	*	Ferro Corporation	832,032
20,200		Sensient Technologies Corporation	1,218,868
67,600	*	Trinseo SA	1,179,620
13,700		Westlake Chemical Corporation	836,933
			6,721,001
		Utilities—3.4%
25,000		AGL Resources, Inc.	1,362,750
42,000	*	Dynegy, Inc.	1,274,700
40,100		Portland General Electric Company	1,516,983
25,000		SCANA Corporation	1,510,000
29,000		Wisconsin Energy Corporation	1,529,460
			7,193,893
Total Value of Common Stocks (cost $163,951,763)			206,293,191
		SHORT-TERM U.S. GOVERNMENT AGENCY
		OBLIGATIONS—.7%
$1,500M		Fannie Mae, 0.02%, 1/20/2015 (cost $1,499,984)	1,499,984
Total Value of Investments (cost $165,451,747)		99.4%	207,793,175
Other Assets, Less Liabilities		.6	1,152,334
Net Assets		100.0%	$208,945,509

*	Non-income producing

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust

106

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$206,293,191	$—	$—	$206,293,191
Short-Term U.S. Government
Agency Obligations	—	1,499,984	—	1,499,984
Total Investments in Securities*	$206,293,191	$1,499,984	$—	$207,793,175

*	The Portfolio of Investments provides information on the industry categorization for common stocks.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

See notes to financial statements	107

Portfolio Managers’ Letter
TARGET MATURITY 2015 FUND

Dear Investor:

We’re pleased to send you the First Investors Life Target Maturity 2015 Fund annual report for the year ended December 31, 2014. During the period, the Fund’s return on a net asset value basis was 0.03%, including dividends of 71.1 cents per share and capital gains of 28.4 cents per share.

The Fund’s investment objective is to seek a predictable compounded return consistent with preservation of capital for the investors who hold the Fund’s shares until maturity. To meet this objective, the Fund is fully invested in high quality zero coupon bonds that are due to mature on or around the Fund’s maturity date.

With the Federal Reserve committed to end its zero interest rate policy sometime around mid-2015, shorter-term yields edged higher in anticipation. Two-year Treasury note yields increased by 29 basis points (0.29%), from 0.38% to 0.67%. Nonetheless, almost all of the Fund’s return was due to the accretion of its zero coupon holdings as they moved closer to maturity in 2015.

The Fund underperformed its benchmark, the Citigroup U.S. Treasury/Government Sponsored Index. The Fund’s duration, a measurement of interest rate risk, was less than that of the Index because the Fund is nearing its target maturity date. As a result, the Fund did not benefit from the decrease in longer-term interest rates that occurred in 2014, which propelled the benchmark’s return.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

108

Fund Expenses (unaudited)
TARGET MATURITY 2015 FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$997.81	$3.52
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.68	$3.57

*	Expenses are equal to the annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid during the period are net of expenses waived.

Portfolio Composition
BY SECTOR

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

109

Cumulative Performance Information (unaudited)
TARGET MATURITY 2015 FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund and the Citigroup U.S. Treasury/Government Sponsored Index.

The graph compares a $10,000 investment in the First Investors Life Series Target Maturity 2015 Fund beginning 12/31/04 with a theoretical investment in the Citigroup U.S. Treasury/Government Sponsored Index (the “Index”). The Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Index is trader-priced, and the Index follows consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in this Index. In addition, the Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table, it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14. During the periods shown, some of the expenses of the Fund were waived. If such expenses had been paid by the Fund, the Average Annual Total Returns for One Year, Five Years and Ten Years would have been (0.12%), 3.05% and 4.19%, respectively.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Citigroup and all other figures are from First Investors Management Company, Inc.

110

Portfolio of Investments
TARGET MATURITY 2015 FUND
December 31, 2014

Principal		Effective
Amount	Security	Yield	†	Value
	U.S. GOVERNMENT AGENCY ZERO COUPON
	OBLIGATIONS—78.5%
	Agency For International Development – Israel:
$ 698M	9/15/2015	0.44%		$ 695,837
2,134M	11/15/2015	0.50		2,124,725
	Fannie Mae:
243M	8/12/2015	0.25		242,633
600M	9/23/2015	0.25		598,918
2,208M	11/15/2015	0.56		2,197,256
650M	Federal Judiciary Office Building, 2/15/2015	0.91		649,265
	Freddie Mac:
550M	3/15/2015	0.15		549,829
930M	9/15/2015	0.26		928,304
830M	9/15/2015	0.26		828,478
210M	Government Trust Certificate – Turkey Trust, 5/15/2015	0.93		209,268
200M	International Bank for Reconstruction &
	Development, 2/15/2015	0.52		199,871
2,727M	Resolution Funding Corporation, 10/15/2015	0.30		2,720,564
2,000M	Tennessee Valley Authority, 11/1/2015	0.56		1,990,598
Total Value of U.S. Government Agency Zero
Coupon Obligations (cost $13,426,544)				13,935,546
	U.S. GOVERNMENT ZERO COUPON
	OBLIGATIONS—21.6%
3,840M	U.S. Treasury Strips, 11/15/2015 (cost $3,639,151)	0.22		3,832,585
Total Value of Investments (cost $17,065,695)	100.1%			17,768,131
Excess of Liabilities Over Other Assets	(.1)			(14,203)
Net Assets	100.0%			$17,753,928

†	The effective yields shown for the zero coupon obligations are the effective yields at
December 31, 2014.

111

Portfolio of Investments (continued)
TARGET MATURITY 2015 FUND
December 31, 2014

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Zero
Coupon Obligations	$—	$13,935,546	$—	$13,935,546
U.S. Government Zero Coupon
Obligations	—	3,832,585	—	3,832,585
Total Investments in Securities	$—	$17,768,131	$—	$17,768,131

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

112	See notes to financial statements

Portfolio Managers’ Letter
TOTAL RETURN FUND

Dear Investor:

We’re pleased to send you the First Investors Life Total Return Fund annual report for the year ended December 31, 2014. The Fund’s return on a net asset value basis was 5.97%, including dividends of 1.2 cents per share.

The Fund’s performance this year was driven in substantial part by its policy of allocating its assets among equities, fixed income investments and cash. On average, the Fund maintained allocations of 58% in equities, 34% in fixed income, and 8% in cash.

Economic Overview

The U.S. economy grew at approximately 2.5% during 2014, with growth accelerating in the second half of the year. Of note, the unemployment rate fell from 6.7% to 5.6%, its lowest level since 2008, as the economy created the most jobs in fifteen years. This good news was tempered by a continued decline in the labor force participation rate (i.e., the percentage of the population participating in the labor force) and anemic wage growth. Inflation was subdued with consumer prices increasing only 0.8%, compared to 1.5% in 2013, in part due to the decline in energy prices during the fourth quarter.

The improvement in the economy and labor market allowed the Federal Reserve (the “Fed”) to conclude its bond buying program — part of its effort to stimulate growth by lowering interest rates — in October. As well, the Fed remained on course to begin raising the federal funds rate in the second half of 2015, although low inflation (below the Fed’s 2% target) and international developments could delay rate hikes.

Fixed Income Review and Performance Attribution

Long-term U.S. interest rates moved sharply lower throughout the review period, despite a strong consensus at the beginning of the year that rates would continue to rise. The move down in long-term yields reflected a number of factors: slower than expected global growth (especially in Europe), very low foreign interest rates, geopolitical events (e.g., Ukraine, Gaza, ISIS, Ebola) that supported “flight-to-safety” flows into the U.S. bond market, investors’ belief that the upcoming Fed tightening cycle would be more limited than in the past, and deflationary fears which were exacerbated by the collapse in oil prices. For the year, the benchmark 10-year U.S. Treasury note yield fell from 3.03%, a two-and-a-half year high, to 2.17%.

The broad U.S. bond market returned 6.3% during the review period, according to Bank of America Merrill Lynch. In particular, long-term bonds had very strong returns as interest rates fell and bond prices rose (interest rates, or yields, and bond

113

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

prices have an inverse relationship; bond prices rise as interest rates fall). Notably, Treasury securities with maturities longer than ten years gained over 24%.

Returns varied by sector. Investment-grade corporate bonds gained 7.5% as the benefit of lower interest rates offset the negative impact of wider spreads. Mortgage-backed securities and the broad Treasury market returned 6.1% and 6%, respectively. High yield bonds lagged the broad bond market, gaining 2.5% as spreads widened. Non-U.S. government bonds also underperformed the broad market, returning 1.1%, as the substantial appreciation of the U.S. Dollar offset gains from lower interest rates. Money market returns continued to be essentially flat, reflecting the Fed’s continuation of very accommodative monetary policy.

The Fund’s average bond and cash allocations during the review period were 34% and 8%, respectively. Sector allocations as a percent of Fund assets were 25.2% corporate bonds, 3.1% U.S. Treasuries, 2.3% mortgage-backed securities, 1.8% US agency securities, and 1.1% municipal bonds. The Fund’s bond allocation returned 4.97% versus 6.3% for the Bank of America Merrill Lynch U.S. Broad Market Index. The majority of the underperformance was due to an underweight in 10+ year maturities based on our expectation for higher interest rates. Security selection in the U.S. Government sector also detracted from performance.

Equities Review and Performance Attribution

During the year under review, equity performance was buoyed by solid data signaling a strengthening U.S. economy, healthy corporate earnings and a lack of attractive opportunities elsewhere in the globe. Domestic stocks continuously plumbed new highs to finish 2014 in solidly positive territory, largely in-line with consensus expectations of a more moderate performance than 2013’s meteoric market rise. Due to a number of factors, including oil and currency market turmoil, economic weakness in parts of the globe, and worries about Fed actions, volatility increased throughout the final months of the year, bringing a choppy, uneven cadence to the market’s trajectory. This uneven cadence represented the overall narrowing of the market rally’s breadth as the year progressed. The rally in the markets appeared more concentrated than before, as shares included in popular indexed strategies that are tracked by index funds and ETFs outperformed those that are not tied to market indicators. As such, many “secondary” stocks and smaller-cap names underperformed for the year.

This year’s market results were positive overall though, with all market sectors, styles and sizes participating. Companies with strong profitability, earnings growth, solid balance sheets and strong, free cash flows lead results. Mergers and acquisitions also continued to drive strong performance. Small- and mid-cap stocks lagged their larger counterparts, as investors reacted to market uncertainty.

114

These conditions were challenging for the Fund’s equity allocation, leading it to underperform its benchmark, the S&P 500 Index, which gained 13.7% over the review period. The Fund continued to invest across all market capitalization segments, allocating 73% of holdings to large-cap, 14% to mid-cap and 13% to small-cap stocks1 as of period end. The Fund sought to be fully invested throughout the year, maintaining minimal cash positions. The large-cap segment of the Fund had results that slightly exceeded the benchmark. While the mid-cap segments performed in-line, the smaller-cap portion of the portfolio significantly underperformed on a relative and absolute basis. Relative results were impacted by the Fund’s stock selection within consumer staples and industrials, and from overall sector allocation decisions within utilities and financials relative to benchmark weightings.

Among portfolio highlights, in information technology, good stock selection and an overweighting of the sector added to strong relative performance for the year. Semiconductor manufacturer Avago Technologies had a very strong year, gaining 90% in 2014. The company benefited from strong quarterly results, completion of the accretive acquisition of competitor LSI, and from the company’s increased content on the very successful iPhone 6. Apple (a top 10 position) also had a strong year for the Fund as the stock was up over 37% in 2014. Solid earnings, a $30 billion increase in the share buyback, a 7 for 1 stock split, and a better-than-expected launch of the company’s new products drove the stock higher. Longtime holding Microsoft also produced positive returns for the Fund, as its shares were up 24% in 2014. The company hired a new CEO, announced a large cost-cutting plan, agreed to purchase an up-and-coming game developer, Mojang, and delivered strong results, as PC demand came in higher-than-expected. Intel had a strong year in 2014, up almost 40% as the company benefited from the PC refresh cycle, delivered good results, and announced that it was going to split the company in two as a way to increase shareholder value.

In health care, the Fund benefitted from strong pharmaceutical and biotech performance. Actavis (a top 10 position) had a very strong year and was up 53% in 2014. The company reported strong results, announced and completed the acquisition of competitor Forest Laboratories in a highly accretive transaction, was approached by Pfizer as a potential M&A target, and announced the $69 billion acquisition of competitor Allergan. Gilead Sciences, the biopharmaceutical company, was up 25% in 2014, as the company delivered strong business results. The company also received Food and Drug Administration (FDA) approval and strong initial orders for its blockbuster next-generation hepatitis C drug called Sovaldi, and follow-on Harvoni, in addition to numerous other drugs in the R&D pipeline that presented successful clinical trials.

1 Capitalization ranges defined by Lipper.

115

Portfolio Managers’ Letter (continued)
TOTAL RETURN FUND

The consumer discretionary sector also had a solid year. Top names were from the automotive components industry, as well as specialty retail. Shares of Harman International and Delphi Automotive rallied, as new technologies were being implemented in car electronics and center stack control modules, driving increased take rates and sales. Harman was up 30% and Delphi rallied 21%. Shares of auto component maker TRW Automotive rose 38% on receipt of a takeover offer from German company ZF Friedrichshafen.

Among negative contributors, the key disappointments for the year were within the consumer staples sector. Shares of health and beauty direct seller Nu Skin Enterprises fell 68% in the review period, driving the majority of the sector’s and the Fund’s underperformance. After seeing robust sales and profit growth in 2013, and being the Fund’s top performer, the company voluntarily halted recruitment of new distributors in China following a government regulator’s decision to look into Nu Skin’s recruiting and sales practices, after some negative articles appeared in the Chinese press. While the company was cleared to resume sales recruitment in China shortly thereafter Nu Skin’s business results came in much lower than expected throughout the year, as the restart of sales recruiting took longer than expected. The company, in turn, issued a more conservative 2015 earnings outlook than Wall Street’s expectations. While there are significant new product introductions planned, they are not expected to contribute until the second half of 2015. Herbalife, another direct seller, was also weak in 2014, down 52%. During the year, the U.S. Federal Trade Commission confirmed an investigation into the company’s business practices following short seller allegations that the company was operating an illegal pyramid scheme. Additionally, the company’s subsequent poor profits reports and disappointing earnings guidance pressured shares. The stock was sold out of the Fund’s portfolio during the year.

In industrials, the primary source of underperformance came from shares of NeuStar, an IT services company that provides local number portability services in the U.S., which was down 44% in 2014. Concerns about the company’s largest contract were confirmed as an advisory committee to the Federal Communications Commission (FCC) recommended that the contract be awarded to NeuStar’s competitor. This caused investors to fear that the company would lose the Local Number Portability Administration (LNPA) contract that makes up a material portion of the company’s sales and profits. Engineering and construction firm Chicago Bridge & Iron was also weak, as falling energy prices impacted the cadence of new contracts and slowed workflow from the energy and process industries business. Both companies’ shares were sold out of the Fund’s portfolio.

116

The utilities and financials sectors both had strong years in an absolute sense in 2014. The Fund remained significantly underweight both sectors throughout the year, however, which led to relative underperformance. Utilities remain a challenging sector for the Fund to hold, as earnings growth is typically anemic and unaligned with the Fund’s objectives in seeking growth and income for investors. Shares in the sector tend to move on interest rate fluctuations, and benefitted from rates dropping in the fourth quarter. Financials also remain challenging, as increased regulatory scrutiny limit their abilities to grow or return capital to shareholders.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

117

Fund Expenses (unaudited)
TOTAL RETURN FUND

The examples below show the ongoing costs (in dollars) of investing in your Fund and will help you in comparing these costs with costs of other mutual funds. Please refer to page 3 for a detailed explanation of the information presented in these examples.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period
	(7/1/14)	(12/31/14)	(7/1/14–12/31/14)*
Expense Examples
Actual	$1,000.00	$1,016.53	$4.83
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Portfolio Composition
TOP TEN SECTORS

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2014, and are based on the total value of investments.

118

Cumulative Performance Information (unaudited)
TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First Investors Life Series Total Return Fund, the Bank of America (“BofA”) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index.

The graph compares a $10,000 investment in the First Investors Life Series Total Return Fund beginning 12/17/12 (commencement of operations) with theoretical investments in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Standard & Poor’s 500 Index (the “Indices”). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi-government, corporate and residential mortgage pass-through securities. The Standard & Poor’s 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not reflect fees and expenses associated with the active management of a mutual fund portfolio. For purposes of the graph and the accompanying table it is assumed that all dividends and distributions were reinvested.

* The Average Annual Total Return figures are for the periods ended 12/31/14.

The returns shown do not reflect any sales charges, since the Fund sells its shares solely to variable annuity and/or variable life insurance subaccounts at net asset value. The returns do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity or life contract or policy. Results represent past performance and do not indicate future results. The graph and the returns shown do not reflect the deduction of taxes that an investor would pay on distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Index figures are from Standard & Poor’s and all other figures are from First Investors Management

119

Portfolio of Investments
TOTAL RETURN FUND
December 31, 2014

Shares		Security	Value
		COMMON STOCKS—58.1%
		Consumer Discretionary—8.7%
2,400		BorgWarner, Inc.	$ 131,880
3,900		CBS Corporation – Class “B”	215,826
2,700		Delphi Automotive, PLC	196,344
2,000		Foot Locker, Inc.	112,360
4,550		Ford Motor Company	70,525
1,250		GNC Holdings, Inc. – Class “A”	58,700
1,400		Harman International Industries, Inc.	149,394
1,600		Home Depot, Inc.	167,952
3,675	*	Jarden Corporation	175,959
1,800		L Brands, Inc.	155,790
1,800		Lear Corporation	176,544
1,300		Magna International, Inc.	141,297
2,900		Newell Rubbermaid, Inc.	110,461
1,400		Penske Automotive Group, Inc.	68,698
1,000	*	TRW Automotive Holdings Corporation	102,850
1,750		Tupperware Brands Corporation	110,250
1,500		Walt Disney Company	141,285
500		Whirlpool Corporation	96,870
1,250		Wyndham Worldwide Corporation	107,200
			2,490,185
		Consumer Staples—4.5%
4,100		Altria Group, Inc.	202,007
2,300		Avon Products, Inc.	21,597
3,200		Coca-Cola Company	135,104
2,450		CVS Health Corporation	235,959
3,200		Nu Skin Enterprises, Inc. – Class “A”	139,840
1,500		PepsiCo, Inc.	141,840
2,500		Philip Morris International, Inc.	203,625
950		Procter & Gamble Company	86,535
1,400		Wal-Mart Stores, Inc.	120,232
			1,286,739
		Energy—4.7%
1,150		Anadarko Petroleum Corporation	94,875
1,200		Chevron Corporation	134,616
2,000		ConocoPhillips	138,120
2,100		Devon Energy Corporation	128,541
1,000		Ensco, PLC – Class “A”	29,950
1,700		ExxonMobil Corporation	157,165

120

Shares		Security	Value
		Energy (continued)
900		Hess Corporation	$ 66,438
2,600		Marathon Oil Corporation	73,554
1,700		Marathon Petroleum Corporation	153,442
1,400		National Oilwell Varco, Inc.	91,742
700		Noble Corporation, PLC	11,599
850		Occidental Petroleum Corporation	68,518
1,000		Phillips 66	71,700
400		Schlumberger, Ltd.	34,164
3,100		Suncor Energy, Inc.	98,518
			1,352,942
		Financials—6.8%
2,100		American Express Company	195,384
1,300		Ameriprise Financial, Inc.	171,925
4,850		Brixmor Property Group, Inc. (REIT)	120,474
600		Citizens Financial Group, Inc.	14,916
1,800		Discover Financial Services	117,882
900		Financial Select Sector SPDR Fund (ETF)	22,257
1,750	*	Health Insurance Innovations, Inc. – Class “A”	12,530
600		iShares Core S&P Mid-Cap ETF (ETF)	86,880
1,500		iShares Russell 2000 ETF (ETF)	179,505
3,600		JPMorgan Chase & Company	225,288
500		Morgan Stanley	19,400
1,350		PNC Financial Services Group, Inc.	123,160
900		SPDR S&P 500 ETF Trust (ETF)	184,950
900		SPDR S&P Regional Banking (ETF)	36,630
5,000		Sunstone Hotel Investors, Inc. (REIT)	82,550
3,200		U.S. Bancorp	143,840
3,450		Urstadt Biddle Properties, Inc. – Class “A” (REIT)	75,486
2,150		Wells Fargo & Company	117,863
			1,930,920
		Health Care—10.7%
3,550		Abbott Laboratories	159,821
3,100		AbbVie, Inc.	202,864
1,300	*	Actavis, PLC	334,633
1,600		Baxter International, Inc.	117,264
1,550		Covidien, PLC	158,534
1,800	*	Express Scripts Holding Company	152,406
4,750	*	Gilead Sciences, Inc.	447,735

121

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2014

Shares		Security	Value
		Health Care (continued)
2,550		Johnson & Johnson	$ 266,653
118	*	Mallinckrodt, PLC	11,686
600		McKesson Corporation	124,548
2,900		Merck & Company, Inc.	164,691
2,950	*	Mylan, Inc.	166,291
1,700		Omnicare, Inc.	123,981
7,600		Pfizer, Inc.	236,740
1,600		Phibro Animal Health Corporation – Class “A”	50,480
2,400		Thermo Fisher Scientific, Inc.	300,696
900		Zoetis, Inc.	38,727
			3,057,750
		Industrials—7.2%
1,600		3M Company	262,912
4,100		ADT Corporation	148,543
2,300		Altra Industrial Motion Corporation	65,297
800	*	Armstrong World Industries, Inc.	40,896
750		Caterpillar, Inc.	68,647
600		Dover Corporation	43,032
2,350	*	Generac Holdings, Inc.	109,886
3,450		General Electric Company	87,181
2,100		Greenbrier Companies, Inc.	112,833
1,900		Honeywell International, Inc.	189,848
2,150		ITT Corporation	86,989
150		Lockheed Martin Corporation	28,885
1,650		Ryder System, Inc.	153,203
800		Snap-On, Inc.	109,392
700	*	TAL International Group, Inc.	30,499
1,000		Textainer Group Holdings, Ltd.	34,320
3,200		Textron, Inc.	134,752
2,400		Tyco International, Ltd.	105,264
700	*	United Rentals, Inc.	71,407
1,450		United Technologies Corporation	166,750
			2,050,536
		Information Technology—11.8%
3,200		Apple, Inc.	353,216
2,900	*	ARRIS Group, Inc.	87,551
2,000		Avago Technologies, Ltd.	201,180
1,200	*	Blackhawk Network Holdings, Inc.	46,560
3,100		CDW Corporation	109,027
8,000		Cisco Systems, Inc.	222,520

122

Shares		Security	Value
		Information Technology (continued)
900	*	eBay, Inc.	$ 50,508
7,800		EMC Corporation	231,972
4,200		Hewlett-Packard Company	168,546
5,300		Intel Corporation	192,337
1,400		International Business Machines Corporation	224,616
4,600		Juniper Networks, Inc.	102,672
5,700		Mentor Graphics Corporation	124,944
3,850		Methode Electronics, Inc.	140,563
5,750		Microsoft Corporation	267,087
2,100	*	NXP Semiconductors NV	160,440
3,200		Oracle Corporation	143,904
1,600	*	PTC, Inc.	58,640
2,300		QUALCOMM, Inc.	170,959
4,200		Symantec Corporation	107,751
1,200	*	Synaptics, Inc.	82,608
1,600		TE Connectivity, Ltd.	101,200
700	*	Yahoo!, Inc.	35,357
			3,384,158
		Materials—2.2%
2,000		Cytec Industries, Inc.	92,340
4,000		Freeport-McMoRan Copper & Gold, Inc.	93,440
1,100		H.B. Fuller Company	48,983
2,000		International Paper Company	107,160
1,450		LyondellBasell Industries NV – Class “A”	115,115
400		Praxair, Inc.	51,824
1,200		RPM International, Inc.	60,852
2,800	*	Trinseo SA	48,860
			618,574
		Telecommunication Services—1.1%
4,300		AT&T, Inc.	144,437
3,800		Verizon Communications, Inc.	177,764
			322,201
		Utilities—.4%
2,150	*	Dynegy, Inc.	65,252
1,350		NiSource, Inc.	57,267
			122,519
Total Value of Common Stocks (cost $14,715,904)			16,616,524

123

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2014

Principal
Amount	Security	Value
	CORPORATE BONDS—21.1%
	Agriculture—.4%
$100M	Cargill, Inc., 6%, 11/27/2017 (a)	$ 111,823
	Automotive—.4%
100M	Johnson Controls, Inc., 5%, 3/30/2020	109,873
	Chemicals—.3%
100M	CF Industries, Inc., 3.45%, 6/1/2023	97,931
	Energy—2.6%
100M	Canadian Oil Sands, Ltd., 7.75%, 5/15/2019 (a)	108,278
100M	Continental Resources, Inc., 5%, 9/15/2022	96,875
100M	DCP Midstream Operating, LP, 2.5%, 12/1/2017	99,955
100M	Enbridge Energy Partners, LP, 4.2%, 9/15/2021	104,603
100M	Suncor Energy, Inc., 6.1%, 6/1/2018	112,258
100M	Valero Energy Corp., 9.375%, 3/15/2019	124,825
100M	Weatherford International, Inc., 6.35%, 6/15/2017	106,961
		753,755
	Financial Services—3.6%
100M	Aflac, Inc., 8.5%, 5/15/2019	125,090
100M	American Express Co., 7%, 3/19/2018	115,780
100M	American International Group, Inc., 6.4%, 12/15/2020	119,398
100M	Assured Guaranty US Holding, Inc., 5%, 7/1/2024	105,614
100M	ERAC USA Finance, Inc., 3.3%, 10/15/2022 (a)	99,326
100M	Ford Motor Credit Co., LLC, 8.125%, 1/15/2020	123,998
100M	General Electric Capital Corp., 5.625%, 9/15/2017	111,048
100M	Liberty Mutual Group, Inc., 4.95%, 5/1/2022 (a)	108,354
100M	Prudential Financial, Inc., 7.375%, 6/15/2019	120,332
		1,028,940
	Financials—3.8%
100M	Bank of America Corp., 5.65%, 5/1/2018	111,182
100M	Barclays Bank, PLC, 5.125%, 1/8/2020	112,248
100M	Citigroup, Inc., 6.125%, 11/21/2017	111,583
100M	Deutsche Bank AG London, 3.7%, 5/30/2024	101,677
100M	Goldman Sachs Group, Inc., 3.625%, 1/22/2023	101,438
100M	JPMorgan Chase & Co., 6%, 1/15/2018	111,931
100M	Morgan Stanley, 6.625%, 4/1/2018	113,988

124

Principal
Amount	Security	Value
	Financials (continued)
$100M	SunTrust Banks, Inc., 6%, 9/11/2017	$ 110,924
100M	U.S. Bancorp., 3.6%, 9/11/2024	101,757
100M	Wells Fargo & Co., 4.6%, 4/1/2021	111,418
		1,088,146
	Food/Beverage/Tobacco—1.3%
100M	Altria Group, Inc., 9.7%, 11/10/2018	127,087
100M	Anheuser-Busch InBev SA/NV, 4.625%, 2/1/2044	109,216
100M	Anheuser-Busch InBev Worldwide, Inc., 6.875%, 11/15/2019	120,484
		356,787
	Forest Products/Container—.4%
100M	Rock-Tenn Co., 4.9%, 3/1/2022	107,582
	Health Care—.8%
100M	Biogen IDEC, Inc., 6.875%, 3/1/2018	115,327
100M	Express Scripts Holding Co., 4.75%, 11/15/2021	110,518
		225,845
	Manufacturing—.4%
100M	Tyco Electronics Group SA, 6.55%, 10/1/2017	112,635
	Media-Broadcasting—.4%
100M	Comcast Corp., 5.15%, 3/1/2020	113,382
	Metals/Mining—.7%
100M	Newmont Mining Corp., 5.125%, 10/1/2019	107,277
100M	Rio Tinto Finance USA, Ltd., 3.75%, 9/20/2021	102,932
		210,209
	Real Estate Investment Trusts—1.1%
100M	Boston Properties, LP, 5.875%, 10/15/2019	114,663
100M	HCP, Inc., 5.375%, 2/1/2021	111,812
100M	Simon Property Group, LP, 3.375%, 10/1/2024	101,922
		328,397
	Retail-General Merchandise—.9%
100M	GAP, Inc., 5.95%, 4/12/2021	113,952
100M	Home Depot, Inc., 5.875%, 12/16/2036	131,044
		244,996

125

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2014

Principal
Amount	Security	Value
	Telecommunications—.8%
$100M	AT&T, Inc., 6.5%, 9/1/2037	$ 123,944
100M	Verizon Communications, Inc., 5.15%, 9/15/2023	110,501
		234,445
	Transportation—1.2%
100M	Burlington North Santa Fe, LLC, 5.15%, 9/1/2043	115,767
100M	GATX Corp., 5.2%, 3/15/2044	109,490
100M	Penske Truck Leasing Co., LP, 4.875%, 7/11/2022 (a)	107,892
		333,149
	Utilities—2.0%
100M	Duke Energy Progress, Inc., 4.15%, 12/1/2044	106,765
100M	Ohio Power Co., 5.375%, 10/1/2021	115,844
100M	Oklahoma Gas & Electric Co., 4%, 12/15/2044	101,745
100M	Sempra Energy, 9.8%, 2/15/2019	128,523
100M	South Carolina Electric & Gas Co., 5.45%, 2/1/2041	123,701
		576,578
Total Value of Corporate Bonds (cost $6,002,196)		6,034,473
	U.S. GOVERNMENT OBLIGATIONS—5.7%
100M	U.S. Treasury Bond, 3.125%, 8/15/2044	107,680
	U.S. Treasury Notes:
500M	0.085004%, 1/31/2016 †	499,891
500M	1.375%, 12/31/2018	498,086
500M	0.625%, 1/15/2024 (TIPS)	511,771
Total Value of U.S. Government Obligations (cost $1,630,224)		1,617,428
	RESIDENTIAL MORTGAGE-BACKED
	SECURITIES—3.3%
	Fannie Mae—2.8%
486M	3.5%, 8/1/2043 – 11/1/2028	515,140
87M	4%, 7/1/2041	93,108
184M	4.5%, 8/1/2041 (b)	199,890
		808,138
	Freddie Mac—.5%
142M	3.5%, 11/1/2042 – 7/1/2044	148,239
Total Value of Residential Mortgage-Backed Securities (cost $948,538)		956,377

126

Principal
Amount	Security	Value
	MUNICIPAL BONDS—2.7%
$100M	Gainesville & Hall Cnty. GA Hosp. Auth. Rev., 4%, 8/15/2046	$ 100,299
100M	Missouri St. Hlth. & Edl. Facs. Auth. Hlth. Facs. Rev.,
	4%, 11/15/2045	98,685
100M	New Jersey St. Trans. Auth., 4.25%, 6/15/2044	100,037
25M	Port Authority of NY & NJ, 5%, 10/15/2044	27,919
100M	Shreveport LA Wtr. & Swr. Rev., 4%, 12/1/2038	101,018
100M	Virginia St. Hsg. Dev. Auth., 4.666%, 11/1/2044	101,862
250M	Yale University, Connecticut, 2.086%, 4/15/2019	251,477
Total Value of Municipal Bonds (cost $767,454)		781,297
	U.S. GOVERNMENT AGENCY
	OBLIGATIONS—1.1%
300M	Fannie Mae, 1.75%, 11/26/2019 (cost $298,802)	300,391
	SHORT-TERM U.S. GOVERNMENT AGENCY
	OBLIGATIONS—6.1%
	Federal Home Loan Bank:
500M	0.07%, 1/23/2015	499,978
750M	0.045%, 1/27/2015	749,976
500M	0.06%, 2/9/2015	499,968
Total Value of Short-Term U.S. Government Agency Obligations (cost $1,749,922)		1,749,922
Total Value of Investments (cost $26,113,040)	98.1%	28,056,412
Other Assets, Less Liabilities	1.9	540,061
Net Assets	100.0%	$28,596,473

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933 (see Note 5).

(b)	A portion or all of the security purchased on a when-issued or delayed delivery basis
(see Note 1G).

†	Interest rates are determined and reset periodically. The interest rates above are the rates in effect at December 31, 2014.

Summary of Abbreviations:
	ETF	Exchange Traded Fund
	REIT	Real Estate Investment Trust
	TIPS	Treasury Inflation-Protected Securities

127

Portfolio of Investments (continued)
TOTAL RETURN FUND
December 31, 2014

Accounting Standards Codification 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$16,616,524	$—	$—	$16,616,524
Corporate Bonds	—	6,034,473	—	6,034,473
U.S. Government Obligations	—	1,617,428	—	1,617,428
Residential Mortgage-Backed
Securities	—	956,377	—	956,377
Municipal Bonds	—	781,297	—	781,297
U.S. Government Agency
Obligations	—	300,391	—	300,391
Short-Term U.S. Government
Agency Obligations	—	1,749,922	—	1,749,922
Total Investments in Securities*	$16,616,524	$11,439,888	$—	$28,056,412

*	The Portfolio of Investments provides information on the industry categorization for common stocks and corporate bonds.

There were no transfers into or from Level 1 and Level 2 by the Fund for the year ended December 31,
2014. Transfers, if any, between Levels are recognized at the end of the reporting period.

128	See notes to financial statements

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129

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2014

	CASH	EQUITY	FUND FOR		GROWTH &		INVESTMENT
	MANAGEMENT	INCOME	INCOME	GOVERNMENT	INCOME	INTERNATIONAL	GRADE
Assets
Investments in securities:
At identified cost	$11,350,581	$78,037,329	$95,699,407	$29,613,651	$284,923,223	$96,445,386	$58,393,539

At value (Note 1A)	$11,350,581	$108,241,697	$93,858,420	$29,746,480	$491,155,335	$130,737,640	$61,194,473
Cash	285,338	1,369,231	3,127,320	1,421,161	748,069	989,147	1,167,984
Receivables:
Investment securities sold	—	247,593	122,432	—	622,716	132,931	—
Interest and dividends	80	182,456	1,408,493	122,280	618,578	209,945	821,807
Trust shares sold	98	273,475	225,037	63,835	195,285	176,184	78,918
Other assets	551	4,461	4,286	1,395	20,191	5,737	2,632

Total Assets	11,636,648	110,318,913	98,745,988	31,355,151	493,360,174	132,251,584	63,265,814

Liabilities
Payables:
Investment securities purchased	—	668,812	—	603,572	261,449	831,124	—
Trust shares redeemed	1,645,028	18,298	6,723	7,992	145,539	14,950	12,592
Accrued advisory fees	—	73,685	66,515	16,625	326,544	89,961	34,077
Accrued expenses	14,086	16,578	23,053	16,151	30,037	41,843	16,429

Total Liabilities	1,659,114	777,373	96,291	644,340	763,569	977,878	63,098

Net Assets	$9,977,534	$109,541,540	$98,649,697	$30,710,811	$492,596,605	$131,273,706	$63,202,716

Net Assets Consist of:
Capital paid in	$9,977,534	$73,740,755	$115,466,698	$30,473,571	$256,507,358	$107,291,418	$60,765,733
Undistributed net investment income	—	1,821,748	4,654,859	691,883	5,622,557	1,462,187	1,541,764
Accumulated net realized gain (loss) on investments
and foreign currency transactions	—	3,774,669	(19,630,873)	(587,472)	24,234,578	(11,764,982)	(1,905,715)
Net unrealized appreciation (depreciation) in value
of investments and foreign currency transactions	—	30,204,368	(1,840,987)	132,829	206,232,112	34,285,083	2,800,934

Total	$9,977,534	$109,541,540	$98,649,697	$30,710,811	$492,596,605	$131,273,706	$63,202,716

Shares of beneficial interest outstanding (Note 2)	9,977,534	5,145,368	15,104,016	3,087,853	10,384,781	6,288,031	5,643,120

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$1.00	$21.29	$6.53	$9.95	$47.43	$20.88	$11.20

130	See notes to financial statements	131

Statements of Assets and Liabilities
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2014

	LIMITED
	DURATION
	HIGH QUALITY		SELECT	SPECIAL	TARGET	TOTAL
	BOND	OPPORTUNITY	GROWTH	SITUATIONS	MATURITY 2015	RETURN
Assets
Investments in securities:
At identified cost	$2,435,883	$23,394,833	$29,803,270	$165,451,747	$17,065,695	$26,113,040

At value (Note 1A)	$2,429,475	$26,659,311	$42,343,277	$207,793,175	$17,768,131	$28,056,412

Cash	28,007	1,216,609	1,124,507	1,166,638	9,028	357,337
Receivables:
Investment securities sold	—	90,865	—	—	—	55,438
Interest and dividends	2,903	13,698	22,185	163,249	—	104,954
Trust shares sold	160,226	206,423	186,419	99,814	1,908	531,101
Other assets	56	883	1,568	8,388	914	963

Total Assets	2,620,667	28,187,789	43,677,956	209,231,264	17,779,981	29,106,205

Liabilities
Payables:
Investment securities purchased	43,059	672,347	—	—	—	466,140
Trust shares redeemed	—	757	48,476	124,334	2,593	10,235
Accrued advisory fees	1,199	17,884	29,373	139,871	9,707	18,688
Accrued expenses	15,150	16,952	13,344	21,550	13,753	14,669

Total Liabilities	59,408	707,940	91,193	285,755	26,053	509,732

Net Assets	$2,561,259	$27,479,849	$43,586,763	$208,945,509	$17,753,928	$28,596,473

Net Assets Consist of:
Capital paid in	$2,569,313	$24,490,676	$28,486,460	$156,252,994	$15,959,357	$26,508,026
Undistributed net investment income (deficit)	(1,646)	60,296	167,049	1,331,339	884,671	204,014
Accumulated net realized gain (loss) on investments	—	(335,601)	2,393,247	9,019,748	207,464	(58,939)
Net unrealized appreciation (depreciation) in value
of investments	(6,408)	3,264,478	12,540,007	42,341,428	702,436	1,943,372
Total	$2,561,259	$27,479,849	$43,586,763	$208,945,509	$17,753,928	$28,596,473

Shares of beneficial interest outstanding (Note 2)	263,029	1,847,033	3,039,432	6,105,075	1,298,892	2,325,796

Net asset value, offering and redemption price per share —
(Net assets divided by shares outstanding)	$9.74	$14.88	$14.34	$34.22	$13.67	$12.30

132	See notes to financial statements	133

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2014

	CASH	EQUITY		FUND FOR		GROWTH &			INVESTMENT
	MANAGEMENT	INCOME		INCOME	GOVERNMENT	INCOME		INTERNATIONAL	GRADE
Investment Income
Income:
Interest	$8,141	$2,455		$5,657,478	$785,130	$402		$926	$2,124,587
Dividends	—	2,655,436	(a)	—	—	9,333,959	(b)	2,684,590 (c)	—

Total income	8,141	2,657,891		5,657,478	785,130	9,334,361		2,685,516	2,124,587

Expenses (Notes 1 and 4):
Advisory fees	74,787	775,053		740,536	229,757	3,519,369		997,772	459,370
Professional fees	11,665	21,749		19,315	12,813	51,443		41,380	19,117
Custodian fees and expenses	6,582	7,253		18,690	9,853	20,748		128,116	10,726
Reports and notices to shareholders	2,095	12,738		13,790	4,643	52,259		15,249	8,209
Registration fees	432	457		450	452	451		449	448
Trustees’ fees	565	5,575		5,380	1,676	25,967		7,228	3,328
Other expenses	3,343	14,070		45,771	14,390	45,105		31,714	14,026

Total expenses	99,469	836,895		843,932	273,584	3,715,342		1,221,908	515,224
Less: Expenses waived and/or assumed	(91,060)	—		—	(45,951)	—		—	(91,874)
Expenses paid indirectly	(268)	(752)		(761)	(364)	(3,537)		—	(405)

Net expenses	8,141	836,143		843,171	227,269	3,711,805		1,221,908	422,945

Net investment income	—	1,821,748		4,814,307	557,861	5,622,556		1,463,608	1,701,642

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions (Note 3):
Net realized gain (loss) on:
Investments	—	3,841,139		389,912	155,039	25,731,545		3,004,849	1,216,895
Foreign currency transactions	—	—		—	—	—		(31,421)	—

Net realized gain on investments and
foreign currency transactions	—	3,841,139		389,912	155,039	25,731,545		2,973,428	1,216,895
Net unrealized appreciation (depreciation) on investments	—	2,582,413		(4,402,351)	210,134	4,161,730		(1,381,288)	538,790

Net gain (loss) on investments and
foreign currency transactions	—	6,423,552		(4,012,439)	365,173	29,893,275		1,592,140	1,755,685
Net Increase in Net Assets Resulting
from Operations	$—	$8,245,300		$801,868	$923,034	$35,515,831		$3,055,748	$3,457,327

(a) Net of $9,304 foreign taxes withheld
(b) Net of $18,939 foreign taxes withheld
(c) Net of $303,780 foreign taxes withheld

134	See notes to financial statements	135

Statements of Operations
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2014

	LIMITED
	DURATION
	HIGH QUALITY		SELECT	SPECIAL	TARGET	TOTAL
	BOND*	OPPORTUNITY	GROWTH	SITUATIONS	MATURITY 2015	RETURN
Investment Income
Income:
Interest	$3,915	$13	$—	$1,573	$1,026,003	$155,610
Dividends	8,168	258,426 (d)	485,690	2,961,564	—	243,272 (e)

Total income	12,083	258,439	485,690	2,963,137	1,026,003	398,882

Expenses (Notes 1 and 4):
Advisory fees	5,744	147,753	288,054	1,523,351	144,240	155,372
Professional fees	32,014	14,323	13,426	41,811	12,119	20,701
Custodian fees and expenses	1,041	24,596	2,418	12,471	4,667	9,667
Reports and notices to shareholders	2,500	3,661	5,372	20,446	2,169	4,338
Registration fees	2,000	579	297	432	407	578
Trustees’ fees	32	997	2,048	11,024	1,068	1,048
Other expenses	2,408	6,353	7,026	23,768	5,740	8,085

Total expenses	45,739	198,262	318,641	1,633,303	170,410	199,789
Less: Expenses waived	(1,149)	—	—	—	(28,848)	—
Expenses paid indirectly	(6)	(119)	—	(1,504)	(230)	(125)

Net expenses	44,584	198,143	318,641	1,631,799	141,332	199,664

Net investment income (loss)	(32,501)	60,296	167,049	1,331,338	884,671	199,218

Realized and Unrealized Gain (Loss)
on Investments (Note 3):
Net realized gain (loss) on investments	233	(326,693)	2,393,581	9,214,245	212,133	(39,546)

Net unrealized appreciation (depreciation) on investments.	(6,408)	1,563,896	2,427,906	1,898,988	(1,096,401)	1,077,249

Net gain (loss) on investments	(6,175)	1,237,203	4,821,487	11,113,233	(884,268)	1,037,703

Net Increase (Decrease) in Net Assets Resulting
from Operations	$(38,676)	$1,297,499	$4,988,536	$12,444,571	$403	$1,236,921

* From July 1, 2014 (commencement of operations) to December 31, 2014.
(d) Net of $518 foreign taxes withheld
(e) Net of $737 foreign taxes withheld

136	See notes to financial statements	137

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	CASH MANAGEMENT		EQUITY INCOME		FUND FOR INCOME		GOVERNMENT
Year Ended December 31	2014	2013	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations
Net investment income	$—	$—	$1,821,748	$1,693,452	$4,814,307	$4,745,407	$557,861	$546,194
Net realized gain (loss) on investments and	—	—	3,841,139	5,331,448	389,912	1,988,045	155,039	(271,900)
futures contracts
Net unrealized appreciation (depreciation)
of investments	—	—	2,582,413	15,610,770	(4,402,351)	(932,205)	210,134	(1,050,919)

Net increase (decrease) in net assets resulting
from operations	—	—	8,245,300	22,635,670	801,868	5,801,247	923,034	(776,625)

Distributions to Shareholders
Net investment income	—	—	(1,692,596)	(1,722,352)	(5,169,204)	(5,167,402)	(784,013)	(821,479)
Net realized gains	—	—	(4,129,108)	—	—	—	—	—

Total distributions	—	—	(5,821,704)	(1,722,352)	(5,169,204)	(5,167,402)	(784,013)	(821,479)

Trust Share Transactions
Proceeds from shares sold	42,552,656	43,924,902	8,118,552	7,240,009	8,401,510	10,029,473	2,155,159	3,026,404
Reinvestment of distributions	—	—	5,821,704	1,722,352	5,169,204	5,167,402	784,013	821,479
Cost of shares redeemed	(43,527,282)	(44,497,316)	(5,450,729)	(5,607,732)	(5,742,002)	(5,036,414)	(2,850,062)	(3,912,565)

Net increase (decrease) from trust share transactions	(974,626)	(572,414)	8,489,527	3,354,629	7,828,712	10,160,461	89,110	(64,682)

Net increase (decrease) in net assets	(974,626)	(572,414)	10,913,123	24,267,947	3,461,376	10,794,306	228,131	(1,662,786)

Net Assets
Beginning of year	10,952,160	11,524,574	98,628,417	74,360,470	95,188,321	84,394,015	30,482,680	32,145,466

End of year †	$9,977,534	$10,952,160	$109,541,540	$98,628,417	$98,649,697	$95,188,321	$30,710,811	$30,482,680

†Includes undistributed net investment income of	$—	$—	$1,821,748	$1,692,587	$4,654,859	$4,675,623	$691,883	$784,013

Trust Shares Issued and Redeemed
Sold	42,552,656	43,924,902	393,394	378,153	1,253,054	1,500,127	218,414	301,498
Issued for distributions reinvested	—	—	296,119	100,605	780,847	793,764	80,247	81,094
Redeemed	(43,527,282)	(44,497,316)	(264,808)	(304,550)	(855,036)	(753,826)	(288,676)	(389,217)

Net increase (decrease) in trust shares outstanding	(974,626)	(572,414)	424,705	174,208	1,178,865	1,540,065	9,985	(6,625)

138	See notes to financial statements	139

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

							LIMITED DURATION
	GROWTH & INCOME		INTERNATIONAL		INVESTMENT GRADE		HIGH QUALITY BOND
Year Ended December 31	2014	2013	2014	2013	2014	2013	2014 *
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$5,622,556	$5,578,291	$1,463,608	$1,519,549	$1,701,642	$1,985,511	$(32,501)
Net realized gain on investments and
foreign currency transactions	25,731,545	21,689,011	2,973,428	6,064,283	1,216,895	752,575	233
Net unrealized appreciation (depreciation) of investments
and foreign currency transactions	4,161,730	105,622,192	(1,381,288)	623,668	538,790	(3,197,695)	(6,408)

Net increase (decrease) in net assets resulting
from operations	35,515,831	132,889,494	3,055,748	8,207,500	3,457,327	(459,609)	(38,676)

Distributions to Shareholders
Net investment income	(5,573,499)	(6,511,151)	(1,447,791)	(1,658,517)	(2,449,388)	(2,247,136)	—
Net realized gains	(3,093,486)	—	—	—	—	—	—

Total distributions	(8,666,985)	(6,511,151)	(1,447,791)	(1,658,517)	(2,449,388)	(2,247,136)	—

Trust Share Transactions
Proceeds from shares sold	9,943,269	10,668,396	5,628,877	5,452,191	5,433,008	6,934,948	2,619,930
Reinvestment of distributions	8,666,985	6,511,151	1,447,791	1,658,517	2,449,388	2,247,136	—
Cost of shares redeemed	(27,285,089)	(26,371,797)	(5,892,325)	(6,963,696)	(4,251,021)	(5,376,721)	(19,995)

Net increase (decrease) from trust share transactions	(8,674,835)	(9,192,250)	1,184,343	147,012	3,631,375	3,805,363	2,599,935

Net increase in net assets	18,174,011	117,186,093	2,792,300	6,695,995	4,639,314	1,098,618	2,561,259

Net Assets
Beginning of year	474,422,594	357,236,501	128,481,406	121,785,411	58,563,402	57,464,784	—

End of year †	$492,596,605	$474,422,594	$131,273,706	$128,481,406	$63,202,716	$58,563,402	$2,561,259

†Includes undistributed net investment income (deficit) of	$5,622,557	$5,573,481	$1,462,187	$1,477,791	$1,541,764	$1,682,913	$(1,646)

Trust Shares Issued and Redeemed
Sold	218,789	264,218	265,505	269,539	490,396	626,140	265,066
Issued for distributions reinvested	197,516	185,980	69,372	82,719	226,167	201,537	—
Redeemed	(600,449)	(682,069)	(277,543)	(343,605)	(384,124)	(483,891)	(2,037)

Net increase (decrease) in trust shares outstanding	(184,144)	(231,871)	57,334	8,653	332,439	343,786	263,029

*From July 1, 2014 (commencement of operations) to December 31, 2014.

140	See notes to financial statements	141

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	OPPORTUNITY		SELECT GROWTH		SPECIAL SITUATIONS		TARGET MATURITY 2015
Year Ended December 31	2014	2013	2014	2013	2014	2013	2014	2013
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$60,296	$(38,939)	$167,049	$125,765	$1,331,338	$948,778	$884,671	$961,281
Net realized gain (loss) on investments	(326,693)	24,772	2,393,581	2,889,317	9,214,245	34,411,827	212,133	385,833
Net unrealized appreciation (depreciation)
of investments	1,563,896	1,689,676	2,427,906	5,421,909	1,898,988	12,833,797	(1,096,401)	(1,392,216)

Net increase (decrease) in net assets resulting
from operations	1,297,499	1,675,509	4,988,536	8,436,991	12,444,571	48,194,402	403	(45,102)

Distributions to Shareholders
Net investment income	—	—	(125,761)	(134,084)	(948,767)	(1,691,850)	(961,279)	(1,016,095)
Net realized gains	(7,787)	—	(41,015)	—	(33,976,971)	(7,848,959)	(383,900)	(325,271)

Total distributions	(7,787)	—	(166,776)	(134,084)	(34,925,738)	(9,540,809)	(1,345,179)	(1,341,366)

Trust Share Transactions
Proceeds from shares sold	13,087,780	11,208,177	5,841,359	4,491,084	5,127,856	4,585,685	724,447	487,495
Reinvestment of distributions	7,787	—	166,776	134,084	34,925,738	9,540,809	1,345,179	1,341,366
Cost of shares redeemed	(532,614)	(285,448)	(2,249,337)	(2,297,644)	(9,841,042)	(11,211,160)	(3,726,820)	(3,984,977)

Net increase (decrease) from trust share transactions	12,562,953	10,922,729	3,758,798	2,327,524	30,212,552	2,915,334	(1,657,194)	(2,156,116)

Net increase (decrease) in net assets	13,852,665	12,598,238	8,580,558	10,630,431	7,731,385	41,568,927	(3,001,970)	(3,542,584)

Net Assets
Beginning of year	13,627,184	1,028,946	35,006,205	24,375,774	201,214,124	159,645,197	20,755,898	24,298,482

End of year †	$27,479,849	$13,627,184	$43,586,763	$35,006,205	$208,945,509	$201,214,124	$17,753,928	$20,755,898

†Includes undistributed net investment income of	$60,296	$—	$167,049	$125,763	$1,331,339	$948,774	$884,671	$961,274

Trust Shares Issued and Redeemed
Sold	915,743	887,333	437,045	406,909	151,084	129,208	52,786	33,181
Issued for distributions reinvested	552	—	12,878	13,422	1,082,297	303,172	98,260	91,312
Redeemed	(37,007)	(21,893)	(168,982)	(205,666)	(291,150)	(326,530)	(267,514)	(268,363)

Net increase (decrease) in trust shares outstanding	879,288	865,440	280,941	214,665	942,231	105,850	(116,468)	(143,870)

142	See notes to financial statements	143

Statements of Changes in Net Assets
FIRST INVESTORS LIFE SERIES FUNDS

	TOTAL RETURN
Year Ended December 31	2014	2013
Increase (Decrease) in Net Assets From Operations
Net investment income	$199,218	$9,564
Net realized loss on investments	(39,546)	(5,959)
Net unrealized appreciation of investments	1,077,249	866,528

Net increase in net assets resulting
from operations	1,236,921	870,133

Dividends to Shareholders
Net investment income	(17,034)	—

Trust Share Transactions
Proceeds from shares sold	14,856,310	12,224,476
Reinvestment of dividends	17,034	—
Cost of shares redeemed	(939,053)	(719,682)

Net increase from trust share transactions	13,934,291	11,504,794

Net increase in net assets	15,154,178	12,374,927

Net Assets
Beginning of year	13,442,295	1,067,368

End of year †	$28,596,473	$13,442,295

†Includes undistributed net investment income of	$204,014	$9,540

Trust Shares Issued and Redeemed
Sold	1,245,483	1,113,967
Issued for dividends reinvested	1,461	—
Redeemed	(78,453)	(64,176)

Net increase in trust shares outstanding	1,168,491	1,049,791

144	See notes to financial statements

Notes to Financial Statements
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2014

1. Significant Accounting Policies—First Investors Life Series Funds, a Delaware statutory trust (“the Trust”), is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust operates as a series fund, issuing shares of beneficial interest in the Cash Management Fund, Equity Income Fund (formerly Value Fund), Fund For Income (formerly High Yield Fund), Government Fund, Growth & Income Fund, International Fund, Investment Grade Fund, Limited Duration High Quality Bond Fund, Opportunity Fund, Select Growth Fund, Special Situations Fund (formerly Discovery Fund), Target Maturity 2015 Fund and Total Return Fund (each a “Fund”, collectively, “the Funds”), and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund as of December 31, 2014 is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Equity Income Fund seeks total return.

Fund For Income seeks high current income.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Growth & Income Fund seeks long-term growth of capital and current income.

International Fund primarily seeks long-term capital growth.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Limited Duration High Quality Bond Fund seeks current income consistent with low volatility of principal.

Opportunity Fund seeks long-term capital growth.

Select Growth Fund seeks long-term growth of capital.

Special Situations Fund seeks long-term growth of capital.

Target Maturity 2015 Fund seeks a predictable compounded investment return for investors who hold their Fund shares until the Fund’s maturity, consistent with the preservation of capital.

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

145

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2014

A. Security Valuation—Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter (“OTC”) market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities or an authorized pricing service. Fixed Income securities, other than short-term debt securities that mature in 60 days or less and securities held by the Cash Management Fund, are priced based upon valuations that are provided by a pricing service. Other securities may also be priced based upon valuations that are provided by pricing services approved by the Trust’s Board of Trustees (“the Board”). The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost.

The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments. If First Investors Management Company, Inc.’s (“FIMCO”) Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use estimates from a pricing service to fair value foreign equity securities in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value.

146

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), investments held by the Funds are carried at “fair value”. As defined by ASC 820, fair value is the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Funds’ investments.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumption about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Equity securities traded on an exchange or the Nasdaq Stock Market are categorized in Level 1 of the fair value hierarchy to the extent that they are actively traded and valuation adjustments are not applied. Foreign securities that are fair valued in the event that fluctuations in U.S. securities markets exceed a predetermined level or if a foreign market is closed are categorized in Level 2. Corporate and municipal bonds, asset backed U.S. Government and U.S. Government Agency securities, loan participations, asset backed securities and pass through certificates are categorized in Level 2 to the extent that the inputs are observable and timely, otherwise they would be categorized as Level 3. Short-term notes that are valued at amortized cost are categorized in Level 2. Foreign exchange contracts that are considered derivative instruments and are valued at the net unrealized appreciation or depreciation on the instruments are categorized in Level 2. Restricted securities and securities that are fair valued by FIMCO’s Valuation Committee may be categorized in either Level 2 or Level 3 of the fair value hierarchy depending on the relative significance of the unobservable valuation inputs.

147

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2014

The aggregate value by input level, as of December 31, 2014, for each Fund’s investments is included at the end of each Fund’s portfolio of investments.

B. Federal Income Tax—No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve each Fund from all, or substantially all, federal income taxes. At December 31, 2014, capital loss carryovers were as follows:

						Not Subject
						to Expiration
Fund	Total	2015	2016	2017	2018	Long Term	Short Term
Fund For Income	$19,630,623	$433,726	$3,694,844	$15,502,053	$—	$—	$—
Government	587,472	37,942	—	—	—	—	549,530
International	11,232,146	—	1,810,164	8,389,229	1,032,753	—	—
Investment Grade	1,905,026	—	759,925	1,145,101	—	—	—
Opportunity	288,052	—	—	—	—	—	288,052
Total Return	40,068	—	—	—	—	—	40,068

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act of 2010”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized prior to capital loss carryovers occurring prior to the enactment of the Modernization Act of 2010.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011–2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, New York State, New York City and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Foreign Currency Translations and Transactions—The accounting records of the International Fund (the “Fund”) are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities,

148

dividend income and certain expenses are translated to U.S. dollars at the prevailing rates of exchange on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. These changes are included with the net realized and unrealized gains and losses from investments.

The Fund may enter into spot currency transactions in connection with the settlement of transactions in securities traded in foreign currency to manage exposure to foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Net realized and unrealized gains and losses on foreign currency transactions include gains and losses from the sales of spot currency transactions and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders—The Separate Accounts, which own the shares of the Funds, will receive all dividends and other distributions by them. All dividends and distributions are reinvested by the Separate Accounts in additional shares of the distributing Funds. Distributions to shareholders from net investment income and net realized capital gains are generally declared and paid annually on all Funds, except for the Cash Management Fund which declares dividends, if any, from the total of net investment income (plus or minus all realized short-term gains and losses on investments) daily and pays monthly. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sale losses, late loss deferrals, post-October capital losses, net operating losses and foreign currency transactions.

E. Expense Allocation—Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the Trust are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

F. Use of Estimates—The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts

149

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2014

of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other—Security transactions are generally accounted for on the first business day following the date the securities are purchased or sold, except for financial reporting purposes which is trade date. Investments in securities issued on a when-issued or delayed delivery basis are generally reflected in the assets of the Funds and the Funds segregate assets for these transactions on the first business day following the date the securities are purchased. Cost is determined and gains and losses are based on the identified cost basis for securities for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Interest income and estimated expenses are accrued daily. Bond premiums and discounts are accreted or amortized using the interest method. Interest income on zero coupon bonds and step bonds is accrued daily at the effective interest rate. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Bank of New York Mellon, custodian for the Cash Management, Fund For Income, Government, Investment Grade, Limited Duration High Quality Bond and Target Maturity 2015 Funds, may provide credits against custodian charges based on uninvested cash balances of the Funds. For the year ended December 31, 2014, the Funds received credits in the amount of $2,034. Brown Brothers Harriman & Co. serves as custodian for the Equity Income, Growth & Income, International, Opportunity, Select Growth, Special Situations and Total Return Funds. Certain of the Funds reduced expenses through brokerage service arrangements. For the year ended December 31, 2014, the Equity Income, Growth & Income, Opportunity, Special Situations and Total Return Funds’ expenses were reduced by a total of $6,037 under these arrangements.

2. Trust Shares—The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. The Trust consists of the Funds listed on the cover page, each of which is a separate and distinct series of the Trust. Shares in the Funds are acquired through the purchase of variable annuity or variable life insurance contracts for which a Fund is an investment option.

3. Security Transactions—For the year ended December 31, 2014, purchases and sales (including paydowns on Fund For Income, Government Fund, Limited Duration High Quality Bond Fund, and Total Return Fund) of securities and long-term U.S. Government obligations (excluding short-term U.S. Government obligations, foreign currencies and short-term securities), were as follows:

150

			Long-Term U.S.
	Securities		Government Obligations
	Cost of	Proceeds	Cost of	Proceeds
Fund	Purchases	of Sales	Purchases	of Sales
Equity Income	$ 25,849,067	$ 24,179,967	$ —	$ —
Fund For Income	46,370,754	38,381,625	—	—
Government	22,874,051	20,966,489	8,377,894	9,769,482
Growth & Income	102,443,526	113,850,614	—	—
International	41,282,240	36,501,610	—	—
Investment Grade	30,692,083	26,741,829	—	—
Limited Duration
High Quality Bond	2,054,692	66,016	540,352	90,204
Opportunity	18,630,570	5,917,914	—	—
Select Growth	17,695,768	13,778,115	—	—
Special Situations	81,725,306	83,719,137	—	—
Target Maturity 2015	—	148,949	—	2,940,635
Total Return	20,668,297	9,262,193	2,328,211	693,601

At December 31, 2014, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
	Aggregate	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Equity Income	$ 78,107,648	$ 31,689,711	$ 1,555,662	$ 30,134,049
Fund For Income	96,415,995	1,494,258	4,051,833	(2,557,575)
Government	29,613,651	465,237	332,408	132,829
Growth & Income	286,448,951	210,654,032	5,947,648	204,706,384
International	96,978,222	35,832,425	2,073,007	33,759,418
Investment Grade	59,479,694	2,174,490	459,711	1,714,779
Limited Duration
High Quality Bond	2,437,529	380	8,434	(8,054)
Opportunity	23,442,382	3,952,709	735,780	3,216,929
Select Growth	29,803,606	12,751,481	211,810	12,539,671
Special Situations	165,601,612	46,878,092	4,686,529	42,191,563
Target Maturity 2015	17,070,364	697,767	—	697,767
Total Return	26,233,343	2,313,439	490,370	1,823,069

151

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2014

4. Advisory Fee and Other Transactions With Affiliates—Certain officers of the Trust are officers of the Trust’s investment adviser, FIMCO and its transfer agent, Administrative Data Management Corp. (“ADM”). Trustees of the Trust who are not officers or directors of FIMCO or its affiliates are remunerated by the Funds. For the year ended December 31, 2014, total trustee fees accrued by the Funds amounted to $65,936.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund, an annual fee, payable monthly, at the rate of .75% on the first $250 million of each Fund’s average daily net assets, .72% on the next $250 million, .69% on the next $250 million, .66% on the next $500 million, declining by .02% on each $500 million thereafter, down to .60% on average daily net assets over $2.25 billion. For the year ended December 31, 2014, FIMCO has voluntarily waived $45,951 in advisory fees on Government Fund, $91,874 in advisory fees on Investment Grade Fund, $1,149 in advisory fees on Limited Duration High Quality Bond Fund and $28,848 in advisory fees on Target Maturity 2015 Fund. During the year ended December 31, 2014, FIMCO has voluntarily waived $39,375 in advisory fees to limit the Cash Management Fund’s overall expense ratio to .60%. Also, FIMCO has voluntarily waived an additional $35,412 in advisory fees and assumed $16,273 of other Cash Management Fund expenses to prevent a negative yield on the Fund’s shares. For the year ended December 31, 2014, total advisory fees accrued to FIMCO were $9,061,158 of which $242,609 was voluntarily waived by FIMCO as noted above.

Muzinich & Co., Inc. serves as investment subadviser to Fund For Income, Vontobel Asset Management, Inc. serves as investment subadviser to International Fund and Smith Asset Management Group, L.P. serves as investment subadviser to Select Growth Fund. The subadvisers are paid by FIMCO and not by the Funds.

5. Restricted Securities—Certain restricted securities are exempt from the registration requirements under Rule 144A of the Securities Act of 1933 and may only be sold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid. At December 31, 2014, the Fund For Income held one hundred eighteen 144A securities with an aggregate value of $33,753,306 representing 34.2% of the Fund’s net assets, the Government Fund held one 144A security with a value of $243,087 representing .8%. of the Fund’s net assets, the Investment Grade Fund held twenty-one 144A securities with an aggregate value of $7,941,352 representing 12.6% of the Fund’s net assets and the Total Return Fund held five 144A securities with an aggregate value of $535,673 representing 1.9% of the Fund’s net assets. Certain restricted securities are exempt from the registration requirements under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified investors. Unless otherwise noted, these Section 4(2) securities are deemed to be liquid. At

152

December 31, 2014, the Cash Management Fund held two Section 4(2) securities with an aggregate value of $999,731 representing 10.0% of the Fund’s net assets. These securities are valued as set forth in Note 1A.

6. Derivatives—Some of the Funds may invest in derivatives such as futures contracts and options on futures contracts (“options”), to increase income, hedge against changes in interest rates or enhance potential return.

The Funds may enter into interest rate futures contracts on U.S. Treasury obligations and options thereon that are traded on a U.S. exchange. An interest rate futures contract provides for the future sale by one party and the purchase by another party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Such investments may be used for, among other purposes, the purpose of hedging against changes in the value of a Fund’s portfolio securities due to anticipated changes in interest rates and market conditions. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, 10-year U.S. Treasury Notes and three-month U.S. Treasury Bills. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash or U.S. Government securities generally equal to 3%-5% or less of the contract value. This amount is known as “initial margin.”

An option on an interest rate futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on interest rate futures contracts on U.S. Treasury obligations which are traded on a U.S. exchange as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected. When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called “variation margin,” to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund’s obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

153

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS
December 31, 2014

To the extent that a Fund participates in the futures or options markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including: (1) dependence on the ability of the Funds’ investment adviser, FIMCO to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the leverage (if any) that is created by investing in the option or futures contract; and (5) the possible absence of a liquid secondary market for any particular instrument at any time. If FIMCO’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used. For the year ended December 31, 2014, the Funds had no investments in interest rate futures contracts or options.

7. High Yield Credit Risk —The investments of Fund For Income in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. Tax Components of Capital and Distributions to Shareholders—The tax character of distributions declared for the years ended December 31, 2014 and 2013 were as follows:

	Distributions			Distributions
	Declared in 2014			Declared in 2013

	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gain	Total	Income	Capital Gain	Total

Equity Income	$1,692,587	$ 4,129,117	$ 5,821,704	$1,722,352	$ —	$1,722,352
Fund For Income	5,169,204	—	5,169,204	5,167,402	—	5,167,402
Government	784,013	—	784,013	821,479	—	821,479
Growth & Income	5,573,482	3,093,503	8,666,985	6,511,151	—	6,511,151
International	1,447,791	—	1,447,791	1,658,517	—	1,658,517
Investment Grade	2,449,388	—	2,449,388	2,247,136	—	2,247,136
Opportunity	—	7,787	7,787	—	—	—
Select Growth	125,763	41,013	166,776	134,084	—	134,084
Special Situations	6,191,671	28,734,067	34,925,738	3,382,573	6,158,236	9,540,809
Target Maturity 2015	961,279	383,900	1,345,179	1,016,090	325,276	1,341,366
Total Return	17,034	—	17,034	—	—	—

154

As of December 31, 2014, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Accumulated	Capital	Unrealized	Distributable
	Ordinary	Capital	Loss	Appreciation	Earnings
Fund	Income	Gains	Carryover	(Depreciation)	(Deficit) *

Equity Income	$1,821,748	$ 3,844,990	$ —	$ 30,134,049	$ 35,800,787
Fund For Income	5,371,197	—	(19,630,623)	(2,557,575)	(16,817,001)
Government	691,883	—	(587,472)	132,829	237,240
Growth & Income	8,384,207	22,998,655	—	204,706,384	236,089,246
International	1,462,187	—	(11,232,146)	33,752,247 †	23,982,288
Investment Grade	2,627,230	—	(1,905,026)	1,714,779	2,436,983
Limited Duration
High Quality Bond	—	—	—	(8,054)	(8,054)
Opportunity	60,296	—	(288,052)	3,216,929	2,989,173
Select Growth	383,830	2,176,802	—	12,539,671	15,100,303
Special Situations	1,466,725	9,034,227	—	42,191,563	52,692,515
Target Maturity 2015	884,671	212,133	—	697,767	1,794,571
Total Return	305,446	—	(40,068)	1,823,069	2,088,447

* Differences between book distributable earnings and tax distributable earnings consist primarily of wash sales, foreign currency transactions and amortization of bond premium and discounts.

† Includes currency depreciation for International Fund in the amount of $7,171.

For the year ended December 31, 2014, the following reclassifications were made to reflect permanent differences between book and tax reporting which are primarily due to the differences between book and tax treatment of investments in real estate investment trusts, bond premium amortization, foreign currency transactions, paydowns on securities and expiration of capital loss carryovers.

		Undistributed	Accumulated
	Capital	Ordinary	Capital
Fund	Paid In	Income (Deficit)	Gains (Losses)
Equity Income	$ —	$ 9	$ (9)
Fund For Income	(823,701)	334,133	489,568
Government	(177,059)	134,022	43,037
Growth & Income	—	19	(19)
International	—	(31,421)	31,421
Investment Grade	—	606,597	(606,597)
Limited Duration
High Quality Bond	(30,622)	30,855	(233)
Select Growth	—	(2)	2
Special Situations	—	(6)	6
Target Maturity 2015	—	5	(5)
Total Return	—	12,290	(12,290)

155

Notes to Financial Statements (continued)
FIRST INVESTORS LIFE SERIES FUNDS

December 31, 2014

9. Litigation—The Blue Chip and Equity Income Funds have been named, and have received notice that they may be putative members of the proposed defendant class of shareholders, in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of Tribune Company (the “Committee”). The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company (“LBO”), including payments made in connection with a 2007 tender offer into which the Blue Chip and Equity Income Funds tendered their shares of common stock of the Tribune Company. On December 9, 2011, the Blue Chip Fund was reorganized into the Growth & Income Fund pursuant to a Plan of Reorganization and Termination, whereby all of the assets of the Blue Chip Fund were transferred to the Growth & Income Fund, the Growth & Income Fund assumed all of the liabilities of the Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions, and shareholders of Blue Chip Fund became shareholders of Growth & Income Fund. The adversary proceeding brought by the Committee has been transferred to the Southern District of New York and administratively consolidated with other similar suits as discussed below. In addition, on June 2, 2011, the Blue Chip and Equity Income Funds were named as defendants in a lawsuit brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Bondholder Plaintiffs”) in the Supreme Court of the State of New York. The Blue Chip and Equity Income Funds have also been named in a similar suit filed on behalf of participants in Tribune defined-compensation plans (the “Retiree Plaintiffs”). That suit was also initially filed in the Supreme Court of New York but later removed and consolidated in the Southern District of New York with the other Tribune suits. As with the Bondholder Plaintiffs and the Committee, the Retiree Plaintiffs seek to recover payments of the proceeds of the LBO. (Both of these suits have been removed to the United States District Court for the Southern District of New York and administratively consolidated with other substantially similar suits against other former Tribune shareholders (the “MDL Proceeding”). On September 23, 2013, the Judge in the MDL Proceeding dismissed various state law constructive fraudulent transfer suits, resulting in the Funds being dismissed from the Bondholder and Retiree Plaintiffs’ actions. On September 30, 2013, counsel for the plaintiffs in those suits appealed the MDL Judge’s dismissal ruling to the Second Circuit. The extent of the Funds’ potential liability in any such actions has not been determined. The Funds have been advised by counsel that the Funds could be held

156

liable to return all or part of the proceeds received in any of these actions, as well as interest and court costs, even though the Funds had no knowledge of, or participation in, any misconduct. The Equity Income Fund received proceeds of $376,754 in connection with the LBO, representing 0.34% of its net assets as of December 31, 2014. The Blue Chip Fund received proceeds of $288,456 in connection with the LBO, representing 0.06% of the net assets of Growth & Income Fund as of December 31, 2014. The Equity Income and Growth & Income Funds cannot predict the outcomes of these proceedings, and thus have not accrued any of the amounts sought in the various actions in the accompanying financial statements.

10. Subsequent Events—Subsequent events occurring after December 31, 2014 have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

157

Financial Highlights
FIRST INVESTORS LIFE SERIES FUNDS

The following table sets forth the per share operating performance data for a trust share outstanding, total return, ratios to average net assets and other supplemental data for each year ended December 31 except as otherwise indicated.

	P E R S H A R E D A T A								R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions									Ratio to Average Net
		Investment Operations			from						Ratio to Average			Assets Before Expenses
	Net Asset		Net Realized					Net Asset			Net Assets**			Waived or Assumed
	Value,	Net	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net		Net	Portfolio
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Year	Before Fee		Investment		Investment	Turnover
	of Year	Income	Investments	Operations	Income	Gains	Distributions	of Year	Return *	(in millions)	Credits	(a)	Income	Expenses (a)	Income (Loss)	Rate

CASH MANAGEMENT FUND
2010	$1.00	—	—	—	—	—	—	$1.00	.00%	$12.23		%(b)	.00%	1.04%	(.81)%	N/A
2011	1.00	—	—	—	—	—	—	1.00	.00	12.13		(b)	.00	.99	(.86)	N/A
2012	1.00	—	—	—	—	—	—	1.00	.00	12.12		(b)	.00	.99	(.87)	N/A
2013	1.00	—	—	—	—	—	—	1.00	.00	11.10		(b)	.00	.99	(.89)	N/A
2014	1.00	—	—	—	—	—	—	1.00	.00	10.08		(b)	.00	.99	(.91)	N/A

EQUITY INCOME FUND(c)
2010	$13.46	$.31	$1.58	$1.89	$ .29	$ —	$.29	$15.06	14.32%	$ 71.86%			2.25%	N/A	N/A	21%
2011	15.06	.30	(.06)	.24	.31	—	.31	14.99	1.53	69.87			1.94	N/A	N/A	32
2012	14.99	.38	1.29	1.67	.30	—	.30	16.36	11.20	74.87			2.37	N/A	N/A	39
2013	16.36	.36	4.55	4.91	.38	—	.38	20.89	30.53	99.82			1.97	N/A	N/A	31
2014	20.89	.35	1.28	1.63	.36	.87	1.23	21.29	8.26	110.81			1.76	N/A	N/A	25

FUND FOR INCOME(d)
2010	$6.24	$.48	$ .31	$.79	$.49	—	$.49	$6.54	13.71%	$71.87%			7.43%	N/A	N/A	71%
2011	6.54	.43	(.07)	.36	.48	—	.48	6.42	5.66	74.88			6.68	N/A	N/A	63
2012	6.42	.41	.42	.83	.44	—	.44	6.81	13.51	84.88			6.11	N/A	N/A	61
2013	6.81	.36	.09	.45	.42	—	.42	6.84	6.88	95.88			5.37	N/A	N/A	56
2014	6.84	.34	(.28)	.06	.37	—	.37	6.53	.79	99.85			4.88	N/A	N/A	41

GOVERNMENT FUND
2010	$10.29	$.32	$ .16	$ .48	$.42	—	$.42	$10.35	4.82%	$28.78%			3.11%	.93%	2.96%	54%
2011	10.35	.28	.26	.54	.36	—	.36	10.53	5.41	29.81			2.70	.96	2.55	33
2012	10.53	.20	—	.20	.31	—	.31	10.42	1.95	32.75			2.10	.90	1.95	46
2013	10.42	.18	(.43)	(.25)	.27	—	.27	9.90	(2.47)	30.76			1.76	.91	1.61	118
2014	9.90	.18	.13	.31	.26	—	.26	9.95	3.14	31.74			1.82	.89	1.67	103

GROWTH & INCOME FUND
2010	$24.69	$.50	$ 3.45	$ 3.95	$.27	$ —	$.27	$28.37	16.19%	$207.82%			1.91%	N/A	N/A	27%
2011	28.37	.44	.25	.69	.50	—	.50	28.56	2.37	321.81			1.51	N/A	N/A	26
2012	28.56	.61	4.35	4.96	.44	—	.44	33.08	17.45	357.80			1.87	N/A	N/A	21
2013	33.08	.53	11.89	12.42	.61	—	.61	44.89	38.06	474.79			1.34	N/A	N/A	23
2014	44.89	.54	2.82	3.36	.53	.29	.82	47.43	7.65	493.78			1.18	N/A	N/A	21

158	159

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from						Ratio to Average				Assets Before Expenses
											Net Assets**				Waived or Assumed
	Net Asset	Net	Net Realized					Net Asset
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net				Net		Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Year	Before Fee		Investment				Investment		Turnover
	of Year	(Loss)	Investments	Operations	Income	Gains	Distributions	of Year	Return *	(in millions)	Credits	(a)	Income (Loss)		Expenses	(a)	Income		Rate

INTERNATIONAL FUND
2010	$14.72	$.34	$1.64	$1.98	$ —	—	$—	$16.70	13.45%	$109.99%			2.15%		N/A		N/A		35%
2011	16.70	.39	(.29)	.10	.36	—	.36	16.44	.64	106.96			2.26		N/A		N/A		32
2012	16.44	.28	3.12	3.40	.27	—	.27	19.57	20.85	122.94			1.53		N/A		N/A		41
2013	19.57	.24	1.08	1.32	.27	—	.27	20.62	6.77	128.92			1.21		N/A		N/A		35
2014	20.62	.23	.26	.49	.23	—	.23	20.88	2.39	131.92			1.10		N/A		N/A		28

INVESTMENT GRADE FUND
2010	$10.35	$.51	$.41	$.92	$.53	—	$.53	$10.74	9.26%	$43.73%			4.62%		.88%		4.47%		55%
2011	10.74	.47	.17	.64	.52	—	.52	10.86	6.23	47.71			4.17		.86		4.02		29
2012	10.86	.43	.76	1.19	.48	—	.48	11.57	11.23	57.70			3.73		.85		3.58		28
2013	11.57	.42	(.51)	(.09)	.45	—	.45	11.03	(.80)	59.70			3.49		.85		3.34		39
2014	11.03	.42	.21	.63	.46	—	.46	11.20	5.86	63.69			2.78		.84		2.63		45

LIMITED DURATION HIGH QUALITY BOND FUND
2014 ^	$10.00	$(.13)	$(.13)	$(.26)	—	—	—	$9.74	(2.60)%†	$3	5.82	%††	(4.25	)%††	5.97	%††	(4.40	)%††	11%†

OPPORTUNITY FUND
2012 ■	$10.00	$(.05)	$.11	$.06	—	$ —	$ —	$10.06	.60%†	$1	16.84	%††	(13.27	)%††	N/A		N/A		0%†
2013	10.06	(.04)	4.06	4.02	—	—	—	14.08	39.96	14	2.28		(.79)		N/A		N/A		32
2014	14.08	.03	.78	.81	—	.01	.01	14.88	5.73	27	1.01		.31		N/A		N/A		31

SELECT GROWTH FUND
2010	$6.66	$.01	$1.39	$1.40	$.01	$ —	$.01	$ 8.05	21.10%	$14.98%			.20%		N/A		N/A		87%
2011	8.05	.01	.41	.42	.01	—	.01	8.46	5.25	18.90			.07		N/A		N/A		61
2012	8.46	.05	1.08	1.13	.01	—	.01	9.58	13.30	24.87			.61		N/A		N/A		52
2013	9.58	.04	3.12	3.16	.05	—	.05	12.69	33.15	35.85			.43		N/A		N/A		64
2014	12.69	.05	1.66	1.71	.05	.01	.06	14.34	13.53	44.83			.43		N/A		N/A		37

160	161

Financial Highlights (continued)
FIRST INVESTORS LIFE SERIES FUNDS

	P E R S H A R E D A T A									R A T I O S / S U P P L E M E N T A L D A T A
					Less Distributions										Ratio to Average Net
		Investment Operations			from						Ratio to Average				Assets Before Expenses
											Net Assets**				Waived or Assumed
	Net Asset	Net	Net Realized					Net Asset
	Value,	Investment	and Unrealized	Total from	Net	Net		Value,		Net Assets	Expenses		Net				Net	Portfolio
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	Total	End	Total	End of Year	Before Fee		Investment				Investment	Turnover
	of Year	(Loss)	Investments	Operations	Income	Gains	Distributions	of Year	Return *	(in millions)	Credits	(a)	Income (Loss)		Expenses	(a)	Income	Rate

SPECIAL SITUATIONS FUND(e)
2010	$25.02	$.16	$6.43	$6.59	$.22	$ —	$ .22	$31.39	26.57%	$152.83%			.59%		N/A		N/A	64%
2011	31.39	.20	.51	.71	.16	—	.16	31.94	2.24	150.81			.61		N/A		N/A	59
2012	31.94	.34	2.88	3.22	.20	3.39	3.59	31.57	10.01	160.81			1.07		N/A		N/A	61
2013	31.57	.19	9.11	9.30	.34	1.56	1.90	38.97	30.88	201.82			.53		N/A		N/A	108
2014	38.97	.22	1.82	2.04	.18	6.61	6.79	34.22	6.30	209.80			.66		N/A		N/A	41

TARGET MATURITY 2015 FUND
2010	$15.45	$.63	$ .66	$1.29	$.64	$.08	$.72	$16.02	8.58%	$28.71%			3.87%		.86%		3.72%	4%
2011	16.02	.65	.44	1.09	.62	.22	.84	16.27	7.14	26.72			3.87		.87		3.72	0
2012	16.27	.66	(.53)	.13	.66	.16	.82	15.58	.84	24.73			4.00		.88		3.85	0
2013	15.58	.70	(.72)	(.02)	.68	.22	.90	14.66	(.20)	21.75			4.28		.90		4.13	0
2014	14.66	.71	(.71)	—	.71	.28	.99	13.67	.03	18.74			4.60		.89		4.45	0

TOTAL RETURN FUND
2012 ■	$10.00	$(.05)	$ (.02)	$ (.07)	$ —	—	$ —	$ 9.93	(.70 )%†	$ 1	16.99	%††	(14.84	)% ††	N/A		N/A	64%†
2013	9.93	—	1.69	1.69	—	—	—	11.62	17.02	13	1.93		.16		N/A		N/A	14
2014	11.62	.09	.60	.69	.01	—	.01	12.30	5.97	29.96			.96		N/A		N/A	53

* The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

** Net of expenses waived or assumed by the investment adviser (Note 4).

† Not annualized Annualized

(a) The ratios do not include a reduction of expenses from cash balances maintained with the Bank of New York Mellon or from brokerage service arrangements (Note 1G).

(b) FIMCO voluntarily waived advisory fees to limit the Fund’s overall expense ratio to .60% for the period January 1, 2010 to December 31, 2014. Also, during the period January 1, 2010 to December 31, 2014, FIMCO waived additional advisory fees and assumed other expenses to prevent a negative yield on the Funds’ shares (Note 4).

(c) Prior to September 4, 2012, known as Value Fund.

(d) Prior to December 17, 2012, known as High Yield Fund.

(e) Prior to December 17, 2012, known as Discovery Fund.

^ For the period July 1, 2014 (commencement of operations) to December 31, 2014.

■ For the period December 17, 2012 (commencement of operations) to December 31, 2012.

See notes to financial statements
162		163

Report of Independent Registered Public
Accounting Firm

To the Shareholders and Board of Trustees of
First Investors Life Series Funds

We have audited the accompanying statements of assets and liabilities of the thirteen Funds comprising First Investors Life Series Funds, including the portfolios of investments, as of December 31, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods indicated thereon, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Life Series Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the twelve Funds comprising First Investors Life Series Funds, as of December 31, 2014, and the results of their operations, changes in their net assets, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP

Philadelphia, Pennsylvania
February 26, 2015

164

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers*

		Length of
		Time Served	Number of	Other
	Position(s)	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES

Susan E. Artmann (1954)	Trustee	Since 11/1/12	43	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005
Principal Occupation During Past 5 Years:
Retired. Executive Vice President and Chief Financial Officer of HSBC Insurance North America (2012-2013);
Executive Vice President and President of HSBC Taxpayer Financial Services (2008-2011).

Mary J. Barneby (1952)	Trustee	Since 11/1/12	43	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005
Principal Occupation During Past 5 Years:
Chief Executive Officer, Girl Scouts of Connecticut (since October 2012); Executive Director of UBS Financial
Services, Inc. and Head of Stamford Private Wealth Office (2002-2012).

Charles R. Barton, III (1965)	Trustee	Since 1/1/06	43	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005
Principal Occupation During Past 5 Years:
Chief Operating Officer (since 2007), Board Director (since 1989, currently Ex-Officio) and Trustee (since 1994)
of The Barton Group/Barton Mines Corporation (mining and industrial abrasives distribution); President of Noe
Pierson Corporation (land holding and management services provider) (since 2004).

Arthur M. Scutro, Jr. (1941)	Trustee	Trustee since	43	None
c/o First Investors	and Chairman	1/1/06 and
Legal Department		Chairman
40 Wall Street		since 1/1/13
New York, NY 10005
Principal Occupation During Past 5 Years:
None/Retired

165

FIRST INVESTORS LIFE SERIES FUNDS
Trustees and Officers* (continued)

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

DISINTERESTED TRUSTEES (continued)

Mark R. Ward (1952)	Trustee	Since 1/1/10	43	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005
Principal Occupation During Past 5 Years:
Self-employed, consultant (since 2008).

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES

William Lipkus** (1964)	President	Since 6/27/14	N/A	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005
Principal Occupation During Past 5 Years:
Chief Executive Officer, President and Director (since 2012), Treasurer (1999-2013), Chief Financial Officer
(1997-2013) and Chief Administrative Officer (2012-2014) of First Investors Consolidated Corporation; Direc-
tor (since 2007), Chairman (since 2012), Chief Administrative Officer (2012-2014) and Chief Financial Officer
(1998-2013) of First Investors Management Company, Inc.; Director (since 2011), Chairman (since 2012), Chief
Financial Officer (1998-2013), Treasurer (1999-2013) and Chief Administrative Officer (2012-2014) of First
Investors Corporation; Chairman (since 2012), Directors (since 2007), Chief Administrative Officer (2012-2014),
Treasurer and Chief Financial Officer (1998-2013) of Administrative Data Management Corp.; Director and
Chairman (since 2012), Vice President (1996-2014), Treasurer and Chief Financial Officer (1996-2013) and
Chief Administrative Officer (2012-2014) of First Investors Life Insurance Company; and Board of Managers and
Chairman (since 2012) and Chief Financial Officer (2012-2013) of First Investors Advisory Services, LLC.

166

Length of
		Time Served	Number of	Other
	Position	(including with	Portfolios in	Trusteeships/
Name, Year of Birth	Held with	Predecessor	Fund Complex	Directorships
and Address	Funds	Funds)	Overseen	Held

OFFICERS WHO ARE NOT TRUSTEES (continued)

Joseph I. Benedek (1957)	Treasurer	Since 1988	N/A	None
c/o First Investors
Management Company, Inc.
Raritan Plaza I
Edison, NJ 08837
Principal Occupation During Past 5 Years:
Treasurer of First Investors Management Company, Inc.

Mary Carty (1950)	Secretary	Since 2010	N/A	None
c/o First Investors
Legal Department
40 Wall Street
New York, NY 10005
Principal Occupation During Past 5 Years:
General Counsel of First Investors Management Company, Inc. and various affiliated companies (since
December 2012); Assistant Counsel of First Investors Management Company, Inc., (2010-2012).

Marc S. Milgram (1957)	Chief	Since 2010	N/A	None
c/o First Investors	Compliance
Legal Department	Officer
40 Wall Street
New York, NY 10005
Principal Occupation During Past 5 Years:
Investment Compliance Manager of First Investors Management Company, Inc., (2009-2010); First Investors
Federal Savings Bank, President (2000-2011), Treasurer (1987-2011) and Director (2004-2011); and First
Investors Name Saver, Inc. f/k/a/ School Financial Management Services, Inc., Treasurer (1992-2011).

*Each Trustee serves for an indefinite term with the Funds, until his/her successor is elected.

**Effective June 27, 2014, Mr. William Lipkus became President of the Funds. Mr. Derek Burke resigned as President effective June 27, 2014.

167

FIRST INVESTORS LIFE SERIES FUNDS

Shareholder Information

Investment Adviser	Custodian
First Investors Management	(Cash Management, Fund For Income,
Company, Inc.	Government, Investment Grade, Limited
40 Wall Street	Duration High Quality Bond and Target
New York, NY 10005	Maturity 2015 Funds)
The Bank of New York Mellon
Subadviser	One Wall Street
(Fund For Income)	New York, NY 10286
Muzinich & Co., Inc.
450 Park Avenue	Custodian
New York, NY 10022	(Equity Income, Growth & Income,
International, Opportunity, Select Growth,
Subadviser	Special Situations and Total Return Funds)
(International Fund)	Brown Brothers Harriman & Co.
Vontobel Asset Management, Inc.	50 Post Office Square
1540 Broadway	Boston, MA 02110
New York, NY 10036
Transfer Agent
Subadviser	Administrative Data Management Corp.
(Select Growth Fund)	Raritan Plaza I – 8th Floor
Smith Asset Management Group, L.P.	Edison, NJ 08837-3920
100 Crescent Court
Dallas, TX 75201	Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street – 24th Floor
Philadelphia, PA 19103

Legal Counsel
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

168

A description of the policies and procedures that the Funds use to vote proxies relating to a portfolio’s securities is available, without charge, upon request by calling toll free 1-800-423-4026 or can be viewed online or downloaded from the EDGAR database on the U.S. Securities and Exchange Commission’s (“SEC”) internet website at http://www.sec.gov. In addition, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available, without charge, upon request in writing or by calling 1-800-423-4026 and on the SEC’s internet website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov; and may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings is available, without charge, upon request in writing or by calling 1-800-423-4026.

There are a variety of risks associated with investing in variable life and annuity subaccounts. For all subaccounts, there is the risk that securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. For stock subaccounts, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock subaccounts such as small-cap, global or international funds. For bond subaccounts, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, bonds with longer maturities fluctuate more than bonds with shorter maturities in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole, or that the issuer will be unable to pay interest and/or principal when due. There are also special risks associated with investing in certain types of bond subaccounts, including liquidity risk and prepayment and extension risk. You should consult the Funds’ prospectus for a precise explanation of the risks associated with your subaccounts.

169

First Investors
40 Wall Street
New York, NY 10005

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LIFEAR

Item 2. Code of Ethics

As of December 31, 2014, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. On July 22, 2014 revisions were made to the code of ethics to reflect the appointment of a new President of the First Investors Funds.

For the year ended December 31, 2014, there were no waivers granted from a provision of the code of ethics.

A copy of the Registrant's code of ethics is filed under Item 12(a)(1).

Item 3. Audit Committee Financial Expert

During the reporting period the Registrant's Board determined that it had at least one "audit committee financial expert" serving on its audit committee. Arthur M. Scutro, Jr. and Mark R. Ward were the "audit committee financial experts" during all or part of the period and were considered to be "independent" as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

	Fiscal Year Ended
	December 31,
	-----------------
	2014	2013
	----	----
(a) Audit Fees	$137,350	$127,400

(b) Audit-Related Fees	$0	$0

(c) Tax Fees	$45,500	$41,400

Nature of services: tax returns preparation and tax compliance

(d) All Other Fees	$0	$0

(e)(1) Audit committee's pre-approval policies

The Charter of the Audit Committee requires the Audit Committee (a) to pre-approve, and to recommend to the full Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the First Investors Funds (“Funds”) and, in connection therewith, evaluate the independence of the auditors and to obtain the auditors’ specific representations as to their independence; (b) to pre-approve all non-audit services to be provided to the Funds by the independent auditor; and (c) to pre-approve all non-audit services to be provided by the Funds’ independent auditor to the Funds’ investment adviser or to any entity that controls, is controlled by or is under common control with the Funds’ investment adviser and that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has not adopted pre-approval policies or procedures to permit the services in (b) and (c) above to be pre-approved by other means.

(e)(2) None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and Related Entities disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) Not Applicable

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant and the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the two fiscal years ended December 31, 2014 and 2013 were $216,000 and $162,600, respectively.

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies & Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedure by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics - Filed herewith

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 - Filed herewith

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Investors Life Series Funds

By	/S/ WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

Date:	February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ WILLIAM LIPKUS
William Lipkus
President and Principal Executive Officer

By	/S/ JOSEPH I. BENEDEK
Joseph I. Benedek
Treasurer and Principal Financial Officer

Date:	February 26, 2015